Registration Statement No. 333-144628
                           811-09137

As Filed with the Securities and Exchange Commission on April 28, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933                [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._5___         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No._85___          [ X  ]

Sun Life of Canada (U.S.) Variable Account I
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-800-700-6554
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on April 30, 2010 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on October 3, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Protector Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
April 30, 2010

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	Columbia Marsico 21st Century Fund, Variable Series – Class B
BlackRock Global Allocation V.I. Fund (Class III)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)6
Fidelity® VIP Balanced Portfolio (Service Class 2)5	Fidelity® VIP Index 500 Portfolio (Service Class 2)6
Franklin Income Securities Fund (Class 2)	Goldman Sachs Structured U.S. Equity Fund (S Shares)1
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)2	Invesco V.I. Core Equity Fund (Series I)9
MFS® Total Return Portfolio (Service Class)	MFS® Value Portfolio (Service Class)
SCSM Ibbotson Balanced Fund (Initial Class)2	Mutual Shares Securities Fund (Class 2)
SCSM Ibbotson Growth Fund (Initial Class)2	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
SCSM Ibbotson Moderate Fund (Initial Class)2	Oppenheimer Main Street Fund/VA (Service Shares)1
The Universal Institutional Funds, Inc. Equity & Income Portfolio (Class II Shares)12	SCSM Davis Venture Value Fund (Initial Class)
EMERGING MARKETS BOND	SCSM Lord Abbett Growth and Income Fund (Initial Class)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	SCSM Oppenheimer Large Cap Core Fund (Initial Class)
EMERGING MARKETS EQUITY	SCSM WMC Large Cap Growth Fund (Initial Class)
MFS® Emerging Markets Equity Portfolio (Service Class)	Van Kampen Life Investment Trust Comstock Portfolio (Class 2 Shares)12
HIGH YIELD BOND	MONEY MARKET
SCSM PIMCO High Yield Fund (Initial Class)	Sun Capital Money Market Fund® (Initial Class)
INFLATION-PROTECTED BOND	MULTI SECTOR BOND
PIMCO Real Return Portfolio (Administrative Class)1	Franklin Strategic Income Securities Fund (Class 2)
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)	REAL ESTATE EQUITY
INTERMEDIATE TERM BOND	Sun Capital Global Real Estate Fund (Initial Class)
Franklin U.S. Government Fund (Class 2)1	SHORT TERM BOND
MFS® Bond Portfolio (Service Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS® Government Securities Portfolio (Service Class)	SMALL CAP EQUITY
PIMCO Total Return Portfolio (Administrative Class)1	DWS Small Cap Index VIP (Class B)
SCSM PIMCO Total Return Fund (Initial Class)	Franklin Small Cap Value Securities Fund (Class 2)
Sun Capital Investment Grade Bond Fund® (Initial Class)	SCSM Columbia Small Cap Value Fund (Initial Class)10
INTERNATIONAL/GLOBAL EQUITY	SCSM Invesco Small Cap Growth Fund (Initial Class)11
AllianceBernstein International Value Portfolio (Class B)1	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
Invesco V.I. International Growth Fund (Series I)8	Wanger USA1,4
MFS® International Growth Portfolio (Service Class)	SPECIALTY/SECTOR EQUITY
MFS® Research International Portfolio (Service Class)	MFS® Utilities Portfolio (Service Class)
Oppenheimer Global Securities Fund/VA (Service Shares)	SPECIALTY/SECTOR COMMODITY
SCSM AllianceBernstein International Value Fund (Initial Class)	PIMCO CommodityRealReturnTM Strategy Portfolio (Administrative Class)
Templeton Growth Securities Fund (Class 2)	TARGET DATE
MID CAP EQUITY	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)2,7
Fidelity® VIP Mid Cap Portfolio (Service Class 2)5	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)2,7
SCSM Goldman Sachs Mid-Cap Value Fund (Initial Class)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)2,7
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)3	First Eagle Overseas Variable Fund4
The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio (Class II Shares)12

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios and subadvises the SCSM AllianceBernstein International Value Fund.  BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock International Limited serving as subadvisers).  BlackRock Financial Management, Inc. subadvises SCSM BlackRock Inflation Protected Bond Fund.  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers, LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Mutual Advisers, LLC advises the Mutual Shares Securities Fund.  Franklin Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Structured U.S. Equity Fund and subadvises SCSM Goldman Sachs Mid-Cap Value Fund and the SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  Invesco Advisers, Inc. advises the Invesco Funds and subadvises SCSM Invesco Small Cap Growth Fund.  Advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds.  Lord, Abbett & Co. LLC subadvises SCSM Lord Abbett Growth and Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs and subadvises SCSM Oppenheimer Large Cap Core Fund and SCSM Oppenheimer Main Street Small Cap Fund.  Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios and subadvises SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Columbia Management Investment Advisers, LLC advises the Columbia Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  Columbia Management Investment Advisers, LLC subadvises SCSM Columbia Small Cap Value Fund. Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Selected Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund and Templeton Asset Management Limited is the subadviser.  Van Kampen Asset Management advises the Van Kampen Life Investment Trust Comstock Portfolio.  Columbia Wanger Asset Management, LP advises Wanger USA.  Wellington Management Company, LLP subadvises SCSM WMC Large Cap Growth Fund and the SCSM WMC Blue Chip Mid Cap Fund.
1For Policies with Investment Start Dates on or after October 6, 2008, these Funds are not available for investment by the Variable Sub-Accounts.
2These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.
3The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.
4These Funds do not have different share classes.
5These Portfolios are in Variable Insurance Products Fund III.
6These Portfolios are in Variable Insurance Products Fund II.
7These Portfolios are in Variable Insurance Products Fund V.
8Formerly known as AIM V.I. International Growth Fund.
9Formerly known as AIM V.I. Core Equity Fund.
10Formerly known as SCSM Dreman Small Cap Value Fund.
11Formerly known as SCSM AIM Small Cap Growth Fund.
12On May 11, 2010, shareholders of the Van Kampen Life Investment Trust Comstock Portfolio, Universal Institutional Funds, Inc. - Equity and Income Portfolio and Universal Institutional Funds, Inc. - U.S. Mid Cap Value Portfolio will vote on a proposal to reorganize these portfolios into new funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco Van Kampen V.I. Growth and Income Fund and Invesco Van Kampen V.I. U.S. Mid Cap Value Fund, respectively.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(800) 700-6554

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page
Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
Sun Life Assurance Company of Canada (U.S.) [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Investment Programs [INSERT PAGE NUMBER]
Dollar Cost Averaging [INSERT PAGE NUMBER]
Asset Rebalancing [INSERT PAGE NUMBER]
Asset Allocation [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Policy Application, Issuance and Initial Premium [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Right of Return Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
Premium [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Net Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
Changes in Specified Face Amount [INSERT PAGE NUMBER]
Minimum Changes [INSERT PAGE NUMBER]
Increases [INSERT PAGE NUMBER]
Decreases [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrenders and Surrender Charges [INSERT PAGE NUMBER]
Partial Withdrawals [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value of the Variable Sub-Accounts [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period 24
Lapse Protection Value [INSERT PAGE NUMBER]
No-Lapse Protection Period [INSERT PAGE NUMBER]
Charges and Deductions [INSERT PAGE NUMBER]
Premium Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
Monthly Cost of Insurance Rates [INSERT PAGE NUMBER]
Other Charges and Deductions [INSERT PAGE NUMBER]
Reduced Charges [INSERT PAGE NUMBER]
Supplemental Benefits [INSERT PAGE NUMBER]
Accelerated Benefits Rider [INSERT PAGE NUMBER]
Charitable Giving Benefit Rider [INSERT PAGE NUMBER]
Waiver of Monthly Deductions Rider [INSERT PAGE NUMBER]
Payment of Stipulated Amount Rider [INSERT PAGE NUMBER]
Surrender Charge Modification Rider [INSERT PAGE NUMBER]
Loan Lapse Protection Rider [INSERT PAGE NUMBER]
Supplemental Insurance Rider [INSERT PAGE NUMBER]
No-Lapse Protection Rider 29
Travel Assistance Endorsement [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Reinstatement [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Misstatement of Age or Sex (Non-Unisex Policy) [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Report to Owner [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Terms [INSERT PAGE NUMBER]
Appendix B - Table of Death Benefit Percentages [INSERT PAGE NUMBER]
Appendix C - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.  A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums.  The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.  You choose the amount and timing of subsequent premium payments, within certain limits.  You may allocate your net premium payments among the Policy's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy's Account Value will reflect-

-the premiums You pay;

-the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

-any loans or partial withdrawals;

-the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 15 years after You purchase the Policy or after You increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is the Specified Face Amount.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet the Guideline Premium Test.  Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test definition.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of two death benefit options-

-the Specified Face Amount (Option A); or
-the Specified Face Amount plus Account Value (Option B).

After the first Policy Year, You may change the Specified Face Amount.  After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.  You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose.  We will notify You in writing of any such limitations.  You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits
You may supplement the Policy with the following riders where available-

-accelerated benefits
-waiver of monthly deductions
-payment of stipulated amount
-supplemental term insurance
-surrender charge modification
-loan lapse protection
-no-lapse protection
-charitable giving benefit
-travel assistance
We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.  The assets of the variable separate account are free from our general creditor's claims.  The variable separate account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

-inflationary forces,
-changes in rates of return available from different types of investments,
-changes in employment rates and
-the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk.  Investment risk is the risk of poor investment performance.  Poor investment performance can result in a loss of all or some of your investment.  A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may only occur annually after Policy Year 1.  During Policy Years 2-10, the maximum partial withdrawal amount is 20% of the Cash Surrender Value.  Thereafter, the maximum partial withdrawal amount is the Cash Surrender Value.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless No-Lapse Protection is in effect, the Policy will terminate at the beginning of any Policy Month if the Account Value less Policy Debt on a Processing Date is less than the charges and deductions then due.  We will send You notice and allow You a 61 day Grace Period.  If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.  If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Protection

The Policy will not terminate during the No-Lapse Guarantee Period if the Lapse Protection Value less Policy Debt is greater than zero.  The No-Lapse Guarantee Period is based on the planned periodic premium You pay and the Insured's Issue Age, sex and rating classification.

No-Lapse Protection is not available for Policies with Death Benefit Option B.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge1 (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge:	Upon premium receipt	(as a % of premium) 7.50%
Surrender Charge	Upon policy surrender before the sixteenth Policy Year and upon surrender of a Policy increase before fifteen years have elapsed from the increase effective date	(per $1000 of SFA)
Maximum Charge: Minimum Charge: Representative Owner Charge3: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)		$54.142 $0.872 $30.12
Loan Lapse Protection Rider4 . Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge: Minimum Charge:		$27.635 $0.015
Representative Owner Charge3: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)		$0.05
Mortality and Expense Risk Charge6	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts)
Maximum Charge:		0.75%
Monthly Expense Charge7 Maximum Charge: Minimum Charge: Representative Owner Charge3: (male, preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	$10.00 + $1.60 per $1000 of SFA $10.00 + $0.02 per $1000 of SFA $10.00 + $0.06 per $1000 of SFA
Loan Interest8	At the end of each Policy Year	(as a % of Policy Debt) 5.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)
$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge3: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and SIRFA)
$0.169 $0.019 $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	(per $100 of Stipulated Amount10)
$0.7911 $0.1411 $0.46
Representative Owner Charge3: (male, Issue Age 45, benefit payable to age 70)
Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge3: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk) $27.6312 $0.0112 $0.05
Surrender Charge Modification Rider13 Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Initial SFA)
$0.02
No-Lapse Protection Rider Maximum Charge: Minimum Charge: Representative Owner Charge3: (male, preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk)
$7.2914 $0.0314 $0.11

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	2.17%

1The elements making up the Premium Expense Charge are discussed on page 24.  The Charge is deducted from premium received.
2The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 15.  The charge varies based on the Specified Face Amount, the length of time the Policy has been in force, the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
3It is assumed the Owner and the Insured are the same person.  Charges shown are those currently applicable.
4The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt.  For additional detail for the Loan Lapse Protection Rider, please see page 28.
5The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 27, Policy Year 2.  The charges vary based on the length of time the Policy has been in force and the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  For substandard risk classifications, the Company reserves the right to charge up to 500% of the cost of insurance charges shown in the Fee Table.  Please see pages 25-26 of the prospectus for additional detail.
6The annual rate is shown in the table.  The monthly percentage is 0.07% for Policy Years 1-10 and 0.01% thereafter.
7The monthly expense charge is $10.00 in all Policy Years plus a charge per $1000 of Specified Face Amount for the first 20 Policy Years following the Issue Date and for the first 20 Policy Years following the effective date of any increase in Specified Face Amount.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20.  The charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
8Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  The Loan Interest is 5.0% in Policy Years 1-20 and 3.0% thereafter.
9The maximum charge possible is for an Insured, Issue Age 55.  The minimum charge possible is for an Insured, Issue Age 20.  Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
10To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
11The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70.  The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65.  Charges vary based on the Insured's Issue Age, sex and duration of payment option.  Disability rates for males are lower than females at younger ages and much higher for males than females at older ages.  The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
12The rider provides term insurance and the rider charge is the cost of insurance charge for the term insurance.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 27, Policy Year 2.  The charges vary based on the length of time the Policy has been in force and the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
13The charge applies only during the first Policy Year.
14The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges vary based on the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows the range of annual expenses paid by the Funds on the average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 19-22 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.  The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.
There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at anytime.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage of allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Policy

This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Principal Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (medical) underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount may not be decreased below $100,000-the “Minimum Specified Face Amount.”  While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the life of the Insured.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

-the Issue Date,
-the Policy Date or
-the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return any advance payments to You.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy the Guideline Premium Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  Under this test, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").  A longer period may apply in some states.

A Policy returned under this provision will be deemed void.  You will receive a refund equal to the sum of all premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

-the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

-the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

-any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions.  You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the Fixed Account.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the Fixed Account will be transferred to the Sub-Accounts in accordance with your allocation instructions.
Policies delivered in Connecticut, Georgia, Maryland and North Carolina only.  During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account.  The Account Value of the Policy will be transferred to the new policy.  We will not require evidence of insurability for the exchange.  To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You with notice if additional premium is required to maintain coverage.

Premium.  We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.

Net Premiums.  The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death.  The amount payable will be:

-the amount of the selected death benefit option, plus

-any amounts payable under any supplemental benefits added to the Policy, minus

-the value of any Policy Debt on the date of the Insured's death, minus

-any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between two death benefit options.  You may change the death benefit option at any time.

Death Benefit Options.  The Policy has two death benefit options. You will be required to select one of them in the Policy application.  A Policy will not be issued unless a death benefit option election is made.

 Option A-Specified Face Amount.  Under this option, the death benefit is the greater of-

-the Policy’s Specified Face Amount, or

-the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of-

-the Specified Face Amount plus the Account Value, or

-the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option A provides a level amount of death benefit.  Option B provides a fluctuating death benefit due to the inclusion of the Account Value.  While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk.  Also, if Option B is elected, No-Lapse Protection, as provided by the Policy or by rider, is not available.

Changes in the Death Benefit Option.  You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change.  If No-Lapse Protection is in effect, it will be discontinued.  If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes.  Each increase in the Specified Face Amount must be at least $10,000.  We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability. An increase is not allowed if the Insured's Attained Age is greater than 80 on the effective date of the increase.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases.  The Specified Face Amount can be decreased after the first policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The Specified Face Amount after the decrease must be at least $100,000.  Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from any change in the death benefit option or any partial withdrawal.  For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

-first, to the most recent increase;
-second, to the next most recent increases, in reverse chronological order; and
-finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

-the outstanding balance of any Policy Debt; and
-any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period.  There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If You surrender the Policy in the first 15 years or within the first 15 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option.  The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The surrender charge will be an amount based on certain factors, including the Policy's Specified Face Amount and the Insured's age, sex and rating class.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Preferred Non-tobacco Male)
Issue Age 25 $13.33	Issue Age 35 $16.00	Issue Age 45 $30.12
Issue Age 55 $41.49	Issue Age 65 $54.02	Issue Age 75 $54.02

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from any change in death benefit option or any partial withdrawal.  These surrender charges will be applied in the following order:

-first, to the most recent increase;
-second, to the next most recent increases, in reverse chronological order; and
-third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount.  The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis.  Future surrender charges will be reduced by any surrender charges incurred for a decrease in the Specified Face Amount.

You may allocate any surrender charges resulting from a decrease in the Specified Face Amount among the Sub-Accounts.  If You do not specify the allocation, then the surrender charges will be allocated proportionally among the Sub-Accounts.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500.

During Policy Years 2-10, the maximum partial withdrawal amount is 20% of the Cash Surrender Value.  Thereafter, the maximum partial withdrawal amount is the Cash Surrender Value.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

If the applicable death benefit option is Option A, the Specified Face Amount will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

-first, to the initial Specified Face Amount, up to the $100,000 minimum;
-second, to the oldest increases in Specified Face Amount, in chronological order; and
-third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  No-Lapse Protection and the Loan Lapse Protection Rider may also prevent this termination.  Although the No-Lapse Protection (provided by Policy or rider) and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner.  Please see the No-Lapse Protection section of the Policy, the No-Lapse Protection Rider section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 5% annually for 20 Policy Years.  Thereafter, the rate is 3%.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  When loan repayments reduce the loan balance allocated to the Fixed Account, the amount of repayment is allocated to the Sub-Accounts per the allocation instructions in effect on the date of repayment.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer or prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

-   when a new broker of record is designated for the Policy;
-   when the Owner changes;
-   when control of the Policy passes to the designated beneficiary upon the death of the Insured;
-   when necessary in our view to avoid hardship to an Owner;
-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater.

We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts.  We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.  The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.  If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Account Value on the Investment Start Date equals:

-the net premium received, minus

-the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.
The Account Value on subsequent Valuation Dates is equal to:

-the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date multiplied by that Variable Sub-Account’s Net Investment Factor, plus

-the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-that portion of Net Premium received and allocated to each Sub-Account during the current Valuation Period, plus

-any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

-any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, plus

-that portion of any loan repayment, including repayment of loan interest, during the current Valuation Period, minus

-that portion of any partial withdrawal deducted from each Sub-Account during the current Valuation Period, minus

-that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

-if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance Charge, Monthly Expense Charge and Mortality and Expense Risk Charge for the Policy Month just beginning charged to each Sub-Account.

Net Investment Factor.  The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

-the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value.  The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is equal to or less than zero.

Policy termination will not occur if:

1.  You pay premium sufficient to keep the Policy in force prior to the end of the grace period;
2.  No-Lapse Protection is in effect and the Lapse Protection Value less Policy Debt is greater than zero; or
3.  The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Please see the “Supplemental Benefits” section for additional information regarding the Loan Lapse Protection Rider and No-Lapse Protection provided by rider.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions, unless state law dictates otherwise, will be deducted from the amount payable by us.

Lapse Protection Value.  The Policy provides for protection against lapse if You pay sufficient premium to keep the Lapse Protection Value less Policy Debt greater than zero.  The Company incurs additional risks and related additional cost for the guarantee that the Policy will not lapse even if investment performance is unfavorable and the actual Account Value becomes zero.  In its calculation of Lapse Protection Value and premium for the selected duration (as discussed in the No-Lapse Protection Period section below), the Company uses a different Premium Expense Charge, Cost of Insurance Charge and Monthly Expense Charge than that actually charged as described in the Charges and Deductions section in its calculation of Lapse Protection Value.

To illustrate the difference in charges, we assume a Representative Owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

Charge	Actual Charges	Used in Calculation of Lapse Protection Value
Premium Expense Charge	7.5% of premium	8.0% of premium
Cost of Insurance Charge	$0.06 per $1000 of Policy Net Amount at Risk	$0.38 per $1000 of Policy Net Amount at Risk
Monthly Expense Charge	$10.00 + $0.06 per $1000 of Specified Face Amount	$10.00

No-Lapse Protection Period.  No-Lapse Protection will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to keep the Lapse Protection Value less Policy Debt greater than zero, your Policy will not lapse.  With the assistance of your financial advisor, You determine the length of time the No-Lapse Protection is in effect by the amount of premium You pay into the Policy.  It is also affected by Insured’s Issue Age, sex and rating classification.  The length of time the No-Lapse Protection is in effect is called the No-Lapse Protection Period.  It can extend to Insured’s Attained Age 121. Ask your financial advisor for an illustration at time of application to determine what premium outlay would be required to sustain different No-Lapse Protection Periods.

The annual report You receive will advise whether the premiums paid result in the Lapse Protection Value less Policy Debt being greater than zero, and, if no further premium is received, how long the No-Lapse Protection Period will last.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions other than the Mortality and Expense Risk Charge after the policy anniversary on which the Insured is Attained Age 100.

Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations.  As a result of the averaging, the percent may be more or less than your state and local taxes.

The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  For Policy Years 1-10, the Premium Expense Charge is 7.50%.  Thereafter, the Premium Expense Charge is 3.50%.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.

The Mortality and Expense Risk Charge percentage is 0.75% annually for Policy Years 1 through 10 and 0.12%  annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge.  We will deduct from your Account Value monthly a charge of $10.00 in all years and a monthly charge based on the Specified Face Amount for the first 20 Policy Years following the issuance of the Policy and the first 20 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the age, sex and rating class of the Insured.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Minimum and maximum Monthly Cost of Insurance charges are shown in the Fee Table.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts .

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)  is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)  is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Surrender Charge Modification and No-Lapse Protection); and

(3)  is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

-the death benefit divided by 1.00247; minus

-your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described at page 19.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $20.00 per $1000 of Specified Face Amount and Supplemental Insurance Rider Face Amount.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We may waive charges in connection with Policies sold to Company or affiliate company’s officers, directors, employees and immediate family members of those parties.  We also reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expense borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider.  Under this rider, we will pay You, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill.  An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition.  (This time period may be more or less in some states.)  The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by You, not to exceed 75% of the amount of the Specified Face Amount, subject to certain reductions.  Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;
b.	the amount of Policy Debt in excess of the Accelerated Amount; and
c.	an administrative fee of $150.

This rider is free of charge, attaches to all Policies at issue and may be discontinued upon written request to the Company.

Charitable Giving Benefit Rider.  Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions.  The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Waiver of Monthly Deductions Rider.  Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  We will continue to waive the monthly deductions for as long as the disability continues.  Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions.  At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider.  Under this rider, we will make a monthly payment of the "stipulated amount" into the Account Value when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  You elect the stipulated amount on the application.  We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70).  Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment.  At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of Stipulated Amount.  The rider charge will cease for the term the stipulated amount is being paid.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Surrender Charge Modification Rider.  Under this rider, we will waive a portion of the applicable surrender charges if You fully surrender the Policy during the first three Policy Years.  For Policy Year 1, 100% of the surrender charge will be waived.  75% of the surrender charge will be waived in Policy Year 2 and 50% in Policy Year 3.  The charge for the rider is a monthly per $1000 of initial Specified Face Amount which is the same for all policyholders.  It is deducted for the first Policy Year only and is shown in the Policy.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.

Loan Lapse Protection Rider.  This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value.  Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-the Insured is 75 or older;
-the Policy has been in force at least 15 years;
-the outstanding Policy Debt is greater than the Specified Face Amount;
-the outstanding Policy Debt equals or exceeds 96% of the Account Value;
-not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
-the sum of withdrawals made equals the sum of premiums paid; and
-we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
-The Death Benefit will be changed to equal 105% of the Account Value;
-Monthly Deductions will cease;
-No further premium will be accepted;
-Specified face amount increases and decreases will no longer be permitted; and
-All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy at issue and may be discontinued upon written request to the Company.

Supplemental Insurance Rider.  This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage.  The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider.  Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy.  If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.  Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121, if the Policy is in force at that time.

You may increase the coverage provided by rider by making written request to the Company and providing evidence of insurability.  Increases must be at least $50,000.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased rider face amount.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  You may discontinue this rider upon written request to the Company.  If discontinued, the rider charge will cease.
No-Lapse Protection Rider.  The No-Lapse Protection provided by this rider works the same as the No-Lapse Protection provided by the Policy.  However, under this Rider, You must elect to allocate Account Value to (i) the Fixed Account or (ii) any designated Variable Sub-Account or static asset allocation model available for use with this rider.  The designated Variable Sub-Accounts and static asset allocation model(s) will tend to be conservative and as such may limit your investment return.  If you do not allocate and maintain Account Value accordingly, this rider will terminate.  The Variable Sub-Accounts designated for use with this rider are the Variable Sub-Accounts that invest in Franklin Templeton VIP Founding Funds Allocation Fund, AllianceBernstein Balanced Wealth Strategy Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, MFS® Total Return Portfolio, BlackRock Global Allocation V.I. Fund, Fidelity® VIP Balanced Portfolio, The Universal Institutional Funds, Inc. Equity & Income Portfolio, SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  We reserve the right to declare a particular Variable Sub-Account no longer suitable for allocation under this rider.  Any Account Value in such a Variable Sub-Account can remain in that Variable Sub-Account without causing this rider to terminate.  However, all future allocations of Account Value may only be made to Variable Sub-Accounts that are then designated as suitable for this rider.  We will supplement the prospectus and send advance notice to policyholders of any change in Variable Sub-Accounts designated for use with this rider.

Because of the requirement for allocation to more conservative Variable Sub-Accounts, asset allocation model(s) and the Fixed Account, the risk of poor investment performance is lessened.  Thus, the cost to the Company, referred to as the Lapse Protection Value, is less.  Accordingly, premium necessary to keep the Lapse Protection Value less Policy Debt greater than zero under this rider is considerably less than the premium necessary to keep the Lapse Protection Value less Policy Debt greater than zero under the Policy without this rider.

We are compensated for this reduction in premium funding levels by an offsetting rider charge.

The charge for this rider is equal to the rider charge percentage shown in the Policy then multiplied by the Total Net Amount at Risk.  The rider charge varies based on the Insured’s Issue Age, sex and risk classification. This rider must be elected at issue.  You may discontinue this rider upon written request to the Company.  If this rider is discontinued or terminated, the rider charge will cease.

Ask your financial advisor for an illustration at time of application to show how premium funding levels and hypothetical investment returns are different for the same No-Lapse Protection Period between the No-Lapse Protection provided under the Policy and the No-Lapse Protection provided by this rider.   The illustration will also show the impact of the No-Lapse Protection Rider charges on Account Value.
Travel Assistance Endorsement.  This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

-Medical Consultation and Evaluation
-Hospital Admission Guarantee
-Emergency Evacuation
-Critical Care Monitoring
-Medically Supervised Repatriation
-Prescription Assistance
-Emergency Message Transmission
-Emergency Trauma Counseling
-Transportation to Join Patient
-Care for Minor Children
-Legal and Interpreter Referrals
-Return of Mortal Remains
“Covered Persons” are defined as:

(a)  For a Policy which is not trust-owned, the Insured and their dependents.
(b)  For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy at issue and is provided at no charge.  Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;
-submit satisfactory evidence of insurability to us; and
-pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-the monthly deductions overdue at the end of the grace period; plus
-any excess of Policy Debt over Cash Value at the end of the grace period; plus
-three times the monthly cost of insurance charges applicable at the date of reinstatement; plus
-three times the monthly expense charges applicable at the date of reinstatement.

Although the Policy may be reinstated, the No Lapse Protection under the Policy and the No-Lapse Protection Rider no longer apply.  Once the Policy has terminated for no value, the Lapse Protection Value cannot be reinstated.  Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

-the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

-the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

-an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

-transfer ownership to a new owner;
-name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
-change or revoke a contingent owner;
-change or revoke a beneficiary;
-exercise all other rights in the Policy;
-increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;
-change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate endorsement to the Policy to reflect the substitution.

Entire Contract.  Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Policy if such a modification-

-is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate endorsement to the Policy to reflect such modification.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy).  Unless state law requires otherwise, if the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide.  If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Specified Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner.  We will send you a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.
Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions.  Thus, this summary will apply to their Policies.  For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-the aggregate amount of any premiums or other consideration paid for a Policy, minus

-the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company") pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 115% of the first Policy Year’s Target Premium plus 5% of the premium in excess of the Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 4% of the premium received in Policy Year’s 2-10 and 1% of the premium received thereafter.  In Policy Year three and thereafter, up to 0.30% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.  If a Surrender Charge Modification Rider is attached to the Policy, commissions will not exceed 40.25% of Target Premium received in Policy Years 1-3 and 4% of premium received in Policy Years 2-10. In Policy Year three and thereafter, up to 0.30% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2008 and 2009, commissions were paid of $443,754 and $357,516 respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Michael Polonsky, FSA, MAAA, Director, Individual Insurance Product Management.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Assurance Company of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Rider Face Amount.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums.  The Initial Premium is shown in the Policy.

Insured-The person on whose life a Policy is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the date a premium is paid equal to or in excess of the specified Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is generally two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and the risk and underwriting classification of the Insured.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider, Surrender Charge Modification rider and No-Lapse Protection rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Protection Period-The term when the Policy will not terminate if the Lapse Protection Value less Policy Debt is greater than zero.  The No-Lapse Protection Period is based on the planned periodic premium and the Issue Age, sex and risk classification of the Insured.  It is not available to policyowners who elect Death Benefit Option B.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk-The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Specified Face Amount-The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Total Net Amount at Risk-The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Variable Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Policy.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

• Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F  Street, N.E., Washington, D.C.  20549.

Securities Act of 1933 File No. 333-144628
Investment Company Act. File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PROTECTOR

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

April 30, 2010

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Protector Variable Universal Life Insurance prospectus, dated April 30, 2010.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I
FINANCIAL STATEMENTS OF THE COMPANY

1

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies:  Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc. Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 26, 2010, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account I that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2010, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 115% of the first Policy Year’s Target Premium plus 5% of the premium in excess of Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 4% of the premium received in Policy Years 2-10 and 1% of the premium received thereafter.  In Policy Year three and thereafter, up to 0.30% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.  If a Surrender Charge Modification Rider is attached to the Policy, commissions will not exceed 40.25% of Target Premium received in Policy Years 1-3 and 4% of premium received in Policy Years 2-10.  In Policy Year three and thereafter, up to 0.30% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2008 and 2009, commissions were paid of $443,754 and $357,516 respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.

4

THE POLICY

To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting basis.  We may require medical examinations and further information before the proposed application is approved.   Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increase mortality risk borne by the Company.  The cost of insurance charges are based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table.

Premium Expense Charge. We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations.  As a result of the averaging, the percent may be more or less than your state and local taxes.

The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  For Policy Years 1-10, the Premium Expense Charge is 7.50%.  Thereafter, the Premium Expense Charge is 3.50%.

Increase in Face Amount.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge are determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.
FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. Capital Appreciation Fund (Series I) Sub-Account, AIM V.I. Core Equity Fund (Series I) Sub-Account, AIM V.I. Dynamics Fund (Series I) Sub-Account, AIM V.I. International Growth Fund (Series I) Sub-Account, AIM V.I. Small Cap Equity Fund (Series I) Sub-Account, Alger Growth & Income Portfolio I-2 Sub-Account, Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Global Allocation V.I. 3 Sub-Account, Columbia Marsico 21st Century Fund Variable Series Class B Sub-Account, Delaware VIP Growth Opportunities Series (Standard Class) Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Growth Portfolio (Service Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Growth and Income Fund (I Shares) Sub-Account, Goldman Sachs VIT Mid Cap Value Fund I Sub-Account, Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (S Shares) Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, M Fund Brandes International Equity Sub-Account, M Fund Business Opportunity Value Sub-Account, M Fund Frontier Capital Appreciation Sub-Account, M Fund M Large Cap Growth Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Premier VIT NACM Small Cap Portfolio Sub-Account, Premier VIT OpCap Managed Portfolio Sub-Account, Premier VIT OpCap Mid Cap Portfolio Sub-Account, SC AIM Small Cap Growth Fund (Initial Class) Sub-Account, SC AllianceBernstein International Value Fund (Initial Class) Sub-Account, SC BlackRock Inflation Protected Bond (Initial Class) Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Dreman Small Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Ibbotson Balanced Fund (Initial Class) Sub-Account, SC Ibbotson Growth Fund (Initial Class) Sub-Account, SC Ibbotson Moderate Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Oppenheimer Large Cap Core Fund (Initial Class) Sub-Account, SC Oppenheimer Main Street Small Cap Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC PIMCO Total Return Bond Fund (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, SC WMC Large Cap Growth Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, Universal Institutional Funds Equity and Income Portfolio Class II Sub-Account, Universal Institutional Funds Mid Cap Growth Portfolio Class II Sub-Account, Universal Institutional Funds US Mid Cap Value Portfolio Class II Sub-Account, Van Kampen LIT Comstock Portfolio (Class II) Sub-Account, Van Kampen LIT Growth and Income Portfolio (Class I) Sub-Account, Wanger USA Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio B Share Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS VIT II Capital Appreciation Portfolio I Class Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, and Premier VIT Equity Portfolio Sub-Account of Sun Life of Canada (U.S.) Variable Account I (collectively the "Sub-Accounts"), as of December 31, 2009, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2009, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

April 23, 2010

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2009
Assets:	Shares	Cost	Value
Investments at fair value:
AIM V.I. Capital Appreciation Fund (Series I) Sub-Account (AI1)	69,552	$ 1,806,512	$ 1,414,000
AIM V.I. Core Equity Fund (Series I) Sub-Account (AI3)	41,662	998,217	1,038,205
AIM V.I. Dynamics Fund (Series I) Sub-Account (IV1)	13,067	152,564	185,937
AIM V.I. International Growth Fund (Series I) Sub-Account (AI4)	274,739	7,642,896	7,145,969
AIM V.I. Small Cap Equity Fund (Series I) Sub-Account (ASC)	15,605	247,088	200,682
Alger Growth & Income Portfolio I-2 Sub-Account (AL2)	13,411	127,137	124,190
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	47,696	704,934	509,393
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	3,466	57,993	88,656
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	14,599	151,268	154,457
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	7,848	110,380	128,238
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	170,754	3,668,677	2,574,972
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	5,643	75,423	82,050
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	740	5,729	6,146
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	1,421	13,942	14,542
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	37	595	729
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	2,267	20,627	20,672
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	3,194	54,206	56,695
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	2,252	95,811	103,806
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	768	23,364	23,960
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	16,726	141,997	173,779
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	3,066	43,122	52,457
BlackRock Global Allocation V.I. 3 Sub-Account (9XX)	30,427	375,395	408,326
Columbia Marsico 21st Century Fund, Variable Series Class B Sub-Account (MCC)	15,437	129,575	157,767
Delaware VIP Growth Opportunities Series (Standard Class) Sub-Account (DGO)	36,328	508,059	592,145
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	240,714	3,354,741	2,517,864
DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account (SCV)	215,536	2,607,596	2,163,984
DWS Small Cap Index VIP - Class B Sub-Account (SSC)	372816	4629574	3687150
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	6,968	80,635	92,255
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	16,658	305,046	337,981
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (FL6)	315,928	8,743,442	6,492,311
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	19,823	163,768	193,076
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	9,883	88,405	93,695

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F30)	14,582	$ 99,944	$ 131,235
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (FL8)	57,367	2,040,805	1,718,714
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (FIS)	8,785	1,002,215	1,042,911
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FL4)	103,042	13,773,060	12,298,049
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	8,683	182,133	217,937
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	9,744,873	9,744,873	9,744,873
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (FL7)	451,068	8,368,760	6,761,509
First Eagle Overseas Variable Fund Sub-Account (SGI)	12,381	296,989	305,187
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)	12,449	83,911	88,885
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)	4,137	57,664	58,414
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account (FVS)	24,578	278,082	313,866
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)	2,439	27,969	29,386
Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account (FGF)	4	54	55
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)	26,447	343,231	385,592
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	391,202	5,939,230	5,261,668
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	145,055	1,990,313	1,508,570
Goldman Sachs VIT Growth and Income Fund (I Shares) Sub-Account (GS4)	22,366	199,727	207,559
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (GS8)	32,112	488,362	364,473
Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (GS5)	78,231	834,983	634,451
Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account (GS2)	23,700	271,842	209,035
Goldman Sachs VIT Structured U.S. Equity Fund (S Shares) Sub-Account (GSE)	2,056	17,421	19,549
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account (GS3)	325,136	3,883,936	3,088,790
M Fund Brandes International Equity Sub-Account (MBI)	24,372	267,810	281,990
M Fund Business Opportunity Value Sub-Account (MBO)	28,528	239,014	271,021
M Fund Frontier Capital Appreciation Sub-Account (MCA)	12,145	192,417	248,616
M Fund M Large Cap Growth Sub-Account (MTC)	18,683	207,137	247,366
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	44,309	1,349,454	1,233,549
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	2,687	25,754	28,911
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	52,339	618,647	751,594
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	372,863	4,719,071	4,899,415
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	4,452	58,728	58,143
MFS VIT II Growth Portfolio Sub-Account (EGS)	14,274	197,870	274,202
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	449,391	2,606,616	2,548,049

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	19,645	$ 194,392	$ 238,299
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	3,343	38,968	40,322
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (M11)	151,153	1,456,939	1,531,181
MFS VIT II New Discovery Portfolio I Class Sub-Account (M10)	92,801	1,320,596	1,265,806
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	1,877	20,821	23,261
MFS VIT II Total Return Portfolio I Class Sub-Account (MF8)	251,961	4,410,340	3,945,708
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	1,746	26,529	27,102
MFS VIT II Utilities Portfolio I Class Sub-Account (MF5)	84,483	1,870,063	1,656,708
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	2,536	39,447	49,268
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	191,774	3,057,557	2,424,022
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	22,351	257,817	280,285
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	14,934	595,445	551,652
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	685	19,077	25,098
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	501	9,279	13,169
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	5,394	101,898	97,309
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	39,108	375,991	336,330
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	247,216	3,176,494	3,134,697
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	181,544	2,220,484	2,258,403
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	838,888	8,784,638	9,076,763
Premier VIT NACM Small Cap Portfolio Sub-Account (OP3)	11,847	323,638	183,505
Premier VIT OpCap Managed Portfolio Sub-Account (OP4)	55	1,663	1,625
Premier VIT OpCap Mid Cap Portfolio Sub-Account (OP2)	2,561	37,641	30,556
SC AIM Small Cap Growth Fund (Initial Class) Sub-Account (116)	1,765	15,962	16,926
SC AllianceBernstein International Value Fund (Initial Class) Sub-Account (118)	3,412	27,135	33,503
SC BlackRock Inflation Protected Bond (Initial Class) Sub-Account (115)	54,716	548,996	565,763
SC Davis Venture Value Fund (Initial Class) Sub-Account (SC7)	349,787	4,126,350	3,760,214
SC Dreman Small Cap Value Fund (Initial Class) Sub-Account (117)	2,746	26,573	27,680
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	396,559	2,422,651	3,144,711
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	608,220	6,169,340	6,222,095
SC Ibbotson Balanced Fund (Initial Class) Sub-Account (112)	34,438	359,368	386,045
SC Ibbotson Growth Fund (Initial Class) Sub-Account (113)	20,934	213,867	235,505
SC Ibbotson Moderate Fund (Initial Class) Sub-Account (111)	151,141	1,563,132	1,653,486
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	316,116	1,904,442	2,377,189
SC Oppenheimer Large Cap Core Fund (Initial Class) Sub-Account (SCM)	43,986	352,699	353,648
SC Oppenheimer Main Street Small Cap Fund (Initial Class) Sub-Account (SCB)	187,260	2,198,977	1,981,215
SC PIMCO High Yield Fund (Initial Class) Sub-Account (SPC)	340,962	2,807,638	3,225,503
SC PIMCO Total Return Bond Fund (Initial Class) Sub-Account (114)	54,392	592,739	600,483
SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account (SC5)	251,888	4,125,567	3,052,889

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
SC WMC Large Cap Growth Fund (Initial Class) Sub-Account (LCG)	29,701	$ 293,351	$ 242,060
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	248,276	4,029,876	2,788,136
Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account (SC2)	399,414	3,613,452	3,618,688
Sun Capital Money Market Fund (Initial Class) Sub-Account (SC1)	7,830,436	7,830,436	7,830,436
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	327,428	3,217,674	3,156,405
Universal Institutional Funds Equity and Income Portfolio Class II Sub-Account (VKU)	1,588	19,720	20,329
Universal Institutional Funds Mid Cap Growth Portfolio Class II Sub-Account (VKM)	1,538	12,758	13,963
Universal Institutional Funds US Mid Cap Value Portfolio Class II Sub-Account (VKC)	2,751	26,554	28,882
Van Kampen LIT Comstock Portfolio (Class II) Sub-Account (VLC)	14,949	150,154	150,981
Van Kampen LIT Growth and Income Portfolio (Class I) Sub-Account (VGI)	54,734	995,784	895,999
Wanger USA Sub-Account (USC)	2,491	54,903	68,380

Total investments		173,576,555	159,711,836
Total assets
		$ 173,576,555	$ 159,711,836
Liabilities:
Payable to Sponsor			-
Total liabilities			-
Net Assets			$ 159,711,836

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets:
	Units	Value

AI1	181,051	$ 1,414,000
AI3	108,278	1,038,205
IV1	21,272	185,937
AI4	536,272	7,145,969
ASC	24,263	200,682
AL2	14,249	124,190
AL4	40,214	509,393
AL3	7,746	88,656
AVB	13,643	154,457
AN2	17,597	128,238
AN3	272,847	2,574,972
IVB	13,687	82,050
308	556	6,146
301	1,326	14,542
304	58	729
307	1,676	20,672
306	4,455	56,695
303	8,866	103,806
302	2,117	23,960
305	14,322	173,779
300	4,108	52,457
9XX	34,581	408,326
MCC	22,760	157,767
DGO	41,016	592,145
DMC	216,472	2,517,864
SCV	145,012	2,163,984
SSC	226,705	3,687,150
FVB	7,528	92,255
FL1	44,287	337,981
FL6	438,267	6,492,311
F15	21,535	193,076
F20	11,047	93,695
F30	16,583	131,235
FL8	219,951	1,718,714
FIS	134,563	1,042,911
FL4	1,254,971	12,298,049
FVM	26,624	217,937
FL5	786,330	9,744,873
FL7	552,943	6,761,509
SGI	32,107	305,187
S17	7,704	88,885

The accompanying notes are an integral part of these financial statements.
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):
	Units	Value

ISC	6,230	$ 58,414
FVS	37,465	313,866
SIC	2,648	29,386
FGF	5	55
FMS	49,917	385,592
FTI	254,053	5,261,668
FTG	90,397	1,508,570
GS4	19,022	207,559
GS8	26,778	364,473
GS5	67,408	634,451
GS2	15,260	209,035
GSE	2,674	19,549
GS3	341,643	3,088,790
MBI	37,634	281,990
MBO	33,125	271,021
MCA	28,284	248,616
MTC	34,068	247,366
MIT	127,111	1,233,549
MF7	2,540	28,911
EM1	103,123	751,594
GSS	309,497	4,899,415
MFK	5,383	58,143
EGS	29,997	274,202
HYS	159,208	2,548,049
IGS	18,986	238,299
IG1	3,223	40,322
MIS	179,443	1,531,181
NWD	115,441	1,265,806
RI1	3,154	23,261
TRS	282,974	3,945,708
MFJ	2,973	27,102
UTS	92,392	1,656,708
MFE	5,833	49,268
MVS	185,355	2,424,022
MV1	35,020	280,285
OCF	47,919	551,652
OCA	3,297	25,098
OGG	1,642	13,169
OMG	12,870	97,309
PCR	40,495	336,330
PMB	136,232	3,134,697

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):
	Units	Value

PRR	153,834	$ 2,258,403
PTR	586,094	9,076,763
OP3	11,312	183,505
OP4	139	1,625
OP2	1,315	30,556
116	1,517	16,926
118	2,968	33,503
115	53,223	565,763
SC7	331,884	3,760,214
117	2,459	27,680
SGC	384,587	3,144,711
SDC	577,989	6,222,095
112	32,499	386,045
113	19,238	235,505
111	145,753	1,653,486
SLC	296,551	2,377,189
SCM	29,869	353,648
SCB	161,111	1,981,215
SPC	300,721	3,225,503
114	53,262	600,483
SC5	194,532	3,052,889
LCG	31,492	242,060
SC3	157,830	2,788,136
SC2	262,230	3,618,688
SC1	720,959	7,830,436
TBC	254,018	3,156,405
VKU	1,794	20,329
VKM	1,040	13,963
VKC	2,614	28,882
VLC	19,098	150,981
VGI	69,574	895,999
USC	8,177	68,380

Total net assets		$ 159,711,836

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	AI1	AI3	IV1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 8,281	$ 17,589	$ -

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(145,861)	(12,240)	1,943
Realized gain distributions	-	-	-
Net realized (losses) gains	(145,861)	(12,240)	1,943

Net change in unrealized appreciation/ depreciation	396,900	239,065	54,867

Net realized and change in unrealized gains	251,039	226,825	56,810

Increase in net assets from operations	$ 259,320	$ 244,414	$ 56,810

	AI4	ASC	AL2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 93,592	$ 313	$ 2,832

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(302,323)	(15,192)	(4,026)
Realized gain distributions	-	-	-
Net realized losses	(302,323)	(15,192)	(4,026)

Net change in unrealized appreciation/ depreciation	2,158,749	50,784	32,548

Net realized and change in unrealized gains	1,856,426	35,592	28,522

Increase in net assets from operations	$ 1,950,018	$ 35,905	$ 31,354

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	AL4	AL3	AVB
	Sub-Account	Sub-Account	Sub-Account1

Income:
Dividend income	$ -	$ -	$ 5

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(58,827)	1,892	70
Realized gain distributions	-	-	-
Net realized (losses) gains	(58,827)	1,892	70

Net change in unrealized appreciation/ depreciation	220,321	27,126	3,189

Net realized and change in unrealized gains	161,494	29,018	3,259

Increase in net assets from operations	$ 161,494	$ 29,018	$ 3,264

	AN2	AN3	IVB
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 82,252	$ 794

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,078)	(241,956)	(15,082)
Realized gain distributions	-	-	-
Net realized losses	(1,078)	(241,956)	(15,082)

Net change in unrealized appreciation/ depreciation	46,823	601,865	34,195

Net realized and change in unrealized gains	45,745	359,909	19,113

Increase in net assets from operations	$ 45,745	$ 442,161	$ 19,907

1Commencement was March 10, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	AVW	308	301
	Sub-Account2	Sub-Account3	Sub-Account3

Income:
Dividend income	$ 31	$ 106	$ 437

Net realized and change in unrealized gains:
Net realized gains on sale of shares	446	343	43
Realized gain distributions	-	-	-
Net realized gains	446	343	43

Net change in unrealized appreciation/ depreciation	3	417	600

Net realized and change in unrealized gains	449	760	643

Increase in net assets from operations	$ 480	$ 866	$ 1,080

	304	307	306
	Sub-Account3	Sub-Account3	Sub-Account3

Income:
Dividend income	$ 8	$ 353	$ 128

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(24)	67	3
Realized gain distributions	-	-	-
Net realized (losses) gains	(24)	67	3

Net change in unrealized appreciation/ depreciation	134	45	2,489

Net realized and change in unrealized gains	110	112	2,492

Increase in net assets from operations	$ 118	$ 465	$ 2,620

2 Alliance Bernstein VPS Wealth Appreciation Strategy Portfolio B Share Sub-Account (AVW) was liquidated on September 25, 2009.
3 Commencement was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	303	302	305
	Sub-Account3	Sub-Account3	Sub-Account3

Income:
Dividend income	$ 474	$ 266	$ 11,127

Net realized and change in unrealized gains:
Net realized gains on sale of shares	544	245	1,120
Realized gain distributions	-	-	-
Net realized gains	544	245	1,120

Net change in unrealized appreciation/ depreciation	7,995	596	31,782

Net realized and change in unrealized gains	8,539	841	32,902

Increase in net assets from operations	$ 9,013	$ 1,107	$ 44,029

	300	9XX	MCC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 636	$ 5,980	$ -

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	637	11,622	(5,778)
Realized gain distributions	109	-	-
Net realized gains (losses)	746	11,622	(5,778)

Net change in unrealized appreciation/ depreciation	8,091	33,001	39,053

Net realized and change in unrealized gains	8,837	44,623	33,275

Increase in net assets from operations	$ 9,473	$ 50,603	$ 33,275

3 Commencement was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	DGO	DMC	SCV
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 30,076	$ 39,701

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(26,204)	(481,913)	(906,507)
Realized gain distributions	-	-	-
Net realized losses	(26,204)	(481,913)	(906,507)

Net change in unrealized appreciation/ depreciation	198,747	1,120,558	1,392,069

Net realized and change in unrealized gains	172,543	638,645	485,562

Increase in net assets from operations	$ 172,543	$ 668,721	$ 525,263

	SSC	FVB	FL1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 48,422	$ 1,321	$ 3,202

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(350,335)	783	(375)
Realized gain distributions	208,537	124	83
Net realized (losses) gains	(141,798)	907	(292)

Net change in unrealized appreciation/ depreciation	869,191	11,479	56,794

Net realized and change in unrealized gains	727,393	12,386	56,502

Increase in net assets from operations	$ 775,815	$ 13,707	$ 59,704

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	FL6	F15	F20
	Sub-Account	Sub-Account4	Sub-Account

Income:
Dividend income	$ 73,421	$ 6,105	$ 2,631

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(873,734)	1,190	(3,459)
Realized gain distributions	1,565	2,082	827
Net realized (losses) gains	(872,169)	3,272	(2,632)

Net change in unrealized appreciation/ depreciation	2,621,372	29,308	12,817

Net realized and change in unrealized gains	1,749,203	32,580	10,185

Increase in net assets from operations	$ 1,822,624	$ 38,685	$ 12,816

	F30	FL8	FIS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,349	$ 5,126	$ 23,152

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(25,884)	(128,165)	296
Realized gain distributions	1,960	1,346	11,654
Net realized (losses) gains	(23,924)	(126,819)	11,950

Net change in unrealized appreciation/ depreciation	45,346	548,155	170,131

Net realized and change in unrealized gains	21,422	421,336	182,081

Increase in net assets from operations	$ 23,771	$ 426,462	$ 205,233

4 Commencement was October 31, 2005; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	FL4	FVM	FL5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 261,838	$ 928	$ 64,586

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(257,014)	6,484	-
Realized gain distributions	205,406	1,118	-
Net realized (losses) gains	(51,608)	7,602	-

Net change in unrealized appreciation/ depreciation	2,347,385	45,547	-

Net realized and change in unrealized gains	2,295,777	53,149	-

Increase in net assets from operations	$ 2,557,615	$ 54,077	$ 64,586

	FL7	SGI	S17
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 122,482	$ 1,452	$ 1,999

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(227,413)	(3,845)	181
Realized gain distributions	18,562	2,976	-
Net realized (losses) gains	(208,851)	(869)	181

Net change in unrealized appreciation/ depreciation	1,533,500	34,273	4,974

Net realized and change in unrealized gains	1,324,649	33,404	5,155

Increase in net assets from operations	$ 1,447,131	$ 34,856	$ 7,154

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	ISC	FVS	SIC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,366	$ 4,115	$ 652

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(923)	(13,915)	123
Realized gain distributions	-	11,331	-
Net realized (losses) gains	(923)	(2,584)	123

Net change in unrealized appreciation/ depreciation	11,975	67,457	1,408

Net realized and change in unrealized gains	11,052	64,873	1,531

Increase in net assets from operations	$ 14,418	$ 68,988	$ 2,183

	FGF	FMS	FTI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2	$ 5,194	$ 138,699

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	1	(2,321)	(172,590)
Realized gain distributions	-	-	171,108
Net realized gains (losses)	1	(2,321)	(1,482)

Net change in unrealized appreciation/ depreciation	(1)	63,656	1,236,470

Net realized and change in unrealized gains	-	61,335	1,234,988

Increase in net assets from operations	$ 2	$ 66,529	$ 1,373,687

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	FTG	GS4	GS8
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 41,177	$ 3,315	$ 5,749

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(71,891)	(172,049)	(104,406)
Realized gain distributions	-	-	-
Net realized losses	(71,891)	(172,049)	(104,406)

Net change in unrealized appreciation/ depreciation	405,069	192,775	187,872

Net realized and change in unrealized gains	333,178	20,726	83,466

Increase in net assets from operations	$ 374,355	$ 24,041	$ 89,215

	GS5	GS2	GSE
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 10,576	$ 2,150	$ 327

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(129,130)	(90,606)	(664)
Realized gain distributions	-	-	-
Net realized losses	(129,130)	(90,606)	(664)

Net change in unrealized appreciation/ depreciation	261,416	135,395	3,969

Net realized and change in unrealized gains	132,286	44,789	3,305

Increase in net assets from operations	$ 142,862	$ 46,939	$ 3,632

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	GS3	LA1	LA2
	Sub-Account	Sub-Account5	Sub-Account6

Income:
Dividend income	$ 57,372	$ -	$ -

Net realized and change in unrealized gains (losses):
Net realized losses on sale of shares	(608,088)	(1,610,418)	(2,283,765)
Realized gain distributions	-	-	-
Net realized losses	(608,088)	(1,610,418)	(2,283,765)

Net change in unrealized appreciation/ depreciation	1,100,356	1,199,570	1,965,300

Net realized and change in unrealized gains (losses)	492,268	(410,848)	(318,465)

Increase (decrease) in net assets from operations	$ 549,640	$ (410,848)	$ (318,465)

	MBI	MBO	MCA
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 6,106	$ 910	$ 90

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(12,922)	(8,078)	(12,554)
Realized gain distributions	-	-	-
Net realized losses	(12,922)	(8,078)	(12,554)

Net change in unrealized appreciation/ depreciation	43,133	40,224	80,707

Net realized and change in unrealized gains	30,211	32,146	68,153

Increase in net assets from operations	$ 36,317	$ 33,056	$ 68,243

5 Effective February 23, 2009, Lord Abbett Growth & Income Portfolio Sub-Account (LA1) merged with SLC Sub-Account.
6 Effective February 23, 2009, Lord Abbett Mid Cap Value Portfolio Sub-Account (LA2) merged with SGC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MTC	MIT	MF7
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 822	$ 25,844	$ 452

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(21,557)	(76,778)	144
Realized gain distributions	-	-	-
Net realized (losses) gains	(21,557)	(76,778)	144

Net change in unrealized appreciation/ depreciation	68,205	294,214	3,458

Net realized and change in unrealized gains	46,648	217,436	3,602

Increase in net assets from operations	$ 47,470	$ 243,280	$ 4,054

	CAS	EM1	GSS
	Sub-Account7	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,961	$ 8,172	$ 254,447

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of shares	21,784	(31,489)	29,145
Realized gain distributions	-	-	-
Net realized gains (losses)	21,784	(31,489)	29,145

Net change in unrealized appreciation/ depreciation	20,621	262,621	(60,223)

Net realized and change in unrealized gains (losses)	42,405	231,132	(31,078)

Increase in net assets from operations	$ 44,366	$ 239,304	$ 223,369

7 MFS VIT II Capital Appreciation Portfolio I Class Sub-Account (CAS) was closed on December 4, 2009.  For the period of January 1, 2009 through December 4, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MFK	EGS	HYS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,060	$ 684	$ 204,784

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(49)	10,252	(187,223)
Realized gain distributions	-	-	-
Net realized (losses) gains	(49)	10,252	(187,223)

Net change in unrealized appreciation/ depreciation	(585)	68,021	857,866

Net realized and change in unrealized (losses) gains	(634)	78,273	670,643

Increase in net assets from operations	$ 1,426	$ 78,957	$ 875,427

	IGS	IG1	MIS
	Sub-Account9	Sub-Account8	Sub-Account

Income:
Dividend income	$ 774	$ 5	$ 9,605

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	1,505	216	(17,583)
Realized gain distributions	-	-	-
Net realized gains (losses)	1,505	216	(17,583)

Net change in unrealized appreciation/ depreciation	43,907	1,354	393,622

Net realized and change in unrealized gains	45,412	1,570	376,039

Increase in net assets from operations	$ 46,186	$ 1,575	$ 385,644

8 Commencement was March 5, 2007; first activity in 2009.
9 Commencement was October 6, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	NWD	RI1	TRS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 206	$ 142,862

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(130,889)	(131)	(325,876)
Realized gain distributions	-	-	-
Net realized losses	(130,889)	(131)	(325,876)

Net change in unrealized appreciation/ depreciation	637,279	3,061	797,857

Net realized and change in unrealized gains	506,390	2,930	471,981

Increase in net assets from operations	$ 506,390	$ 3,136	$ 614,843

	MFJ	UTS	MFE
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 48	$ 70,207	$ 1,910

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	70	(74,843)	(7,406)
Realized gain distributions	-	-	-
Net realized gains (losses)	70	(74,843)	(7,406)

Net change in unrealized appreciation/ depreciation	624	401,266	18,104

Net realized and change in unrealized gains	694	326,423	10,698

Increase in net assets from operations	$ 742	$ 396,630	$ 12,608

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MVS	MV1	OCF
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 36,036	$ 2,592	$ 1,568

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(207,273)	(12,979)	(24,230)
Realized gain distributions	-	-	-
Net realized losses	(207,273)	(12,979)	(24,230)

Net change in unrealized appreciation/ depreciation	568,528	46,681	210,363

Net realized and change in unrealized gains	361,255	33,702	186,133

Increase in net assets from operations	$ 397,291	$ 36,294	$ 187,701

	OCA	OGG	OMG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1	$ 208	$ 1,195

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(3,557)	(3,875)	(7,196)
Realized gain distributions	-	231	-
Net realized losses	(3,557)	(3,644)	(7,196)

Net change in unrealized appreciation/ depreciation	10,375	7,476	27,324

Net realized and change in unrealized gains	6,818	3,832	20,128

Increase in net assets from operations	$ 6,819	$ 4,040	$ 21,323

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	PCR	PMB	PHY
	Sub-Account	Sub-Account	Sub-Account10

Income:
Dividend income	$ 14,813	$ 174,327	$ 13,739

Net realized and change in unrealized gains (losses):
Net realized losses on sale of shares	(12,833)	(101,052)	(619,167)
Realized gain distributions	25,589	-	-
Net realized gains (losses)	12,756	(101,052)	(619,167)

Net change in unrealized appreciation/ depreciation	47,673	689,048	565,537

Net realized and change in unrealized gains (losses)	60,429	587,996	(53,630)

Increase (decrease) in net assets from operations	$ 75,242	$ 762,323	$ (39,891)

	PLD	PRR	PTR
	Sub-Account11	Sub-Account	Sub-Account

Income:
Dividend income	$ 25,040	$ 66,770	$ 387,610

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(418,862)	(38,363)	49,583
Realized gain distributions	-	84,163	273,179
Net realized (losses) gains	(418,862)	45,800	322,762

Net change in unrealized appreciation/ depreciation	308,013	249,910	243,808

Net realized and change in unrealized (losses) gains	(110,849)	295,710	566,570

(Decrease) increase in net assets from operations	$ (85,809)	$ 362,480	$ 954,180

10 Effective February 23, 2009, PIMCO VIT High Yield Portfolio Sub-Account (PHY) merged with SPC Sub-Account.

11 Effective February 23, 2009, PIMCO VIT Low Duration Portfolio Sub-Account (PLD) merged with SDC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	OP3	OP1	OP4
	Sub-Account	Sub-Account12	Sub-Account

Income:
Dividend income	$ 93	$ 3,988	$ 318

Net realized and change in unrealized gains (losses):
Net realized losses on sale of shares	(36,501)	(189,039)	(5,897)
Realized gain distributions	-	-	-
Net realized losses	(36,501)	(189,039)	(5,897)

Net change in unrealized appreciation/ depreciation	61,650	178,074	7,629

Net realized and change in unrealized gains (losses)	25,149	(10,965)	1,732

Increase (decrease) in net assets from operations	$ 25,242	$ (6,977)	$ 2,050

	OP2	116	118
	Sub-Account	Sub-Account9	Sub-Account

Income:
Dividend income	$ 336	$ -	$ 724

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(11,333)	31	1,412
Realized gain distributions	-	527	761
Net realized (losses) gains	(11,333)	558	2,173

Net change in unrealized appreciation/ depreciation	25,763	964	6,341

Net realized and change in unrealized gains	14,430	1,522	8,514

Increase in net assets from operations	$ 14,766	$ 1,522	$ 9,238

9 Commencement was October 6, 2007; first activity in 2009.

12 Effective April 27, 2009, Premier VIT Equity Portfolio Sub-Account (OP1) merged with SC1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	115	SC7	117
	Sub-Account	Sub-Account	Sub-Account9

Income:
Dividend income	$ 6,796	$ 13,922	$ 132

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	1,759	(144,610)	306
Realized gain distributions	8,854	-	739
Net realized gains (losses)	10,613	(144,610)	1,045

Net change in unrealized appreciation/ depreciation	16,654	977,273	1,107

Net realized and change in unrealized gains	27,267	832,663	2,152

Increase in net assets from operations	$ 34,063	$ 846,585	$ 2,284

	SGC	SDC	112
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 29,593	$ 102,658	$ 407

Net realized and change in unrealized gains:
Net realized gains on sale of shares	59,286	16,529	276
Realized gain distributions	256,117	44,403	3
Net realized gains	315,403	60,932	279

Net change in unrealized appreciation/ depreciation	757,672	52,540	26,264

Net realized and change in unrealized gains	1,073,075	113,472	26,543

Increase in net assets from operations	$ 1,102,668	$ 216,130	$ 26,950

9 Commencement was October 6, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	113	111	SLC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 465	$ 4,030	$ 12,922

Net realized and change in unrealized gains:
Net realized gains on sale of shares	18,853	3,306	48,728
Realized gain distributions	14	70	220,952
Net realized gains	18,867	3,376	269,680

Net change in unrealized appreciation/ depreciation	20,241	90,350	474,579

Net realized and change in unrealized gains	39,108	93,726	744,259

Increase in net assets from operations	$ 39,573	$ 97,756	$ 757,181

	SCM	SCB	SPC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,038	$ 985	$ 190,454

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(26,358)	(169,646)	15,721
Realized gain distributions	-	-	77,289
Net realized (losses) gains	(26,358)	(169,646)	93,010

Net change in unrealized appreciation/ depreciation	72,390	673,183	417,771

Net realized and change in unrealized gains	46,032	503,537	510,781

Increase in net assets from operations	$ 49,070	$ 504,522	$ 701,235

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	114	SC5	LCG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 8,370	$ 673	$ 448

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	8,876	(327,900)	(35,020)
Realized gain distributions	6,491	-	-
Net realized gains (losses)	15,367	(327,900)	(35,020)

Net change in unrealized appreciation/ depreciation	(2,826)	1,008,306	106,825

Net realized and change in unrealized gains	12,541	680,406	71,805

Increase in net assets from operations	$ 20,911	$ 681,079	$ 72,253

	SC3	SC2	SC1
	Sub-Account	Sub-Account	Sub-Account12

Income:
Dividend income	$ 88,981	$ 160,768	$ 13,569

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(513,480)	(179,525)	(2)
Realized gain distributions	18,213	2,181	-
Net realized losses	(495,267)	(177,344)	(2)

Net change in unrealized appreciation/ depreciation	1,081,206	673,537	2

Net realized and change in unrealized gains	585,939	496,193	-

Increase in net assets from operations	$ 674,920	$ 656,961	$ 13,569

12 Effective April 27, 2009, OP1 Sub-Account merged with SC1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	TBC	VKU	VKM
	Sub-Account	Sub-Account1	Sub-Account1

Income:
Dividend income	$ -	$ -	$ -

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(78,387)	2	205
Realized gain distributions	-	-	-
Net realized (losses) gains	(78,387)	2	205

Net change in unrealized appreciation/ depreciation	1,108,963	609	1,205

Net realized and change in unrealized gains	1,030,576	611	1,410

Increase in net assets from operations	$ 1,030,576	$ 611	$ 1,410

	VKC	VLC	VGI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 31	$ 2,200	$ 28,051

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	296	62	(57,930)
Realized gain distributions	-	-	-
Net realized gains (losses)	296	62	(57,930)

Net change in unrealized appreciation/ depreciation	2,364	844	187,462

Net realized and change in unrealized gains	2,660	906	129,532

Increase in net assets from operations	$ 2,691	$ 3,106	$ 157,583

1 Commencement was March 10, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

USC
Sub-Account

Income:
Dividend income	$ -

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(4,575)
Realized gain distributions	-
Net realized losses	(4,575)

Net change in unrealized appreciation/ depreciation	21,465

Net realized and change in unrealized gains	16,890

Increase in net assets from operations	$ 16,890

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AI1 Sub-Account		AI3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 8,281	$ -	$ 17,589	$ 25,779
Net realized (losses) gains	(145,861)	(11,153)	(12,240)	31,295
Net change in unrealized appreciation/depreciation	396,900	(1,159,332)	239,065	(403,946)
Net increase (decrease) from operations	259,320	(1,170,485)	244,414	(346,872)

Contract Owner Transactions:
Purchase payments received	101,917	169,132	48,647	31,636
Transfers between Sub-Accounts
(including the Fixed Account), net	(60,687)	(88,383)	(27,889)	176,210
Withdrawals and surrenders	(102,768)	(173,073)	(50,884)	(87,297)
Mortality and expense risk charges	(15,783)	(18,425)	(9,065)	(10,363)
Charges for life insurance protection and
monthly administration charge	(158,982)	(210,619)	(65,700)	(61,381)

Net (decrease) increase from contract owner transactions	(236,303)	(321,368)	(104,891)	48,805

Total increase (decrease) in net assets	23,017	(1,491,853)	139,523	(298,067)

Net assets at beginning of year	1,390,983	2,882,836	898,682	1,196,749
Net assets at end of year	$ 1,414,000	$ 1,390,983	$ 1,038,205	$ 898,682

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IV1 Sub-Account		AI4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 93,592	$ 44,806
Net realized gains (losses)	1,943	7,434	(302,323)	376,507
Net change in unrealized appreciation/depreciation	54,867	(153,882)	2,158,749	(4,251,615)
Net increase (decrease) from operations	56,810	(146,448)	1,950,018	(3,830,302)

Contract Owner Transactions:
Purchase payments received	25	-	698,503	1,101,536
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(1,015)	(597,385)	847,679
Withdrawals and surrenders	(3,814)	(3,802)	(208,638)	(255,352)
Mortality and expense risk charges	(2,324)	(2,937)	(57,370)	(61,486)
Charges for life insurance protection and
monthly administration charge	(11,754)	(13,988)	(462,243)	(501,853)
Net (decrease) increase from contract owner transactions	(17,867)	(21,742)	(627,133)	1,130,524

Total increase (decrease) in net assets	38,943	(168,190)	1,322,885	(2,699,778)

Net assets at beginning of year	146,994	315,184	5,823,084	8,522,862
Net assets at end of year	$ 185,937	$ 146,994	$ 7,145,969	$ 5,823,084

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	ASC Sub-Account		AL2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 313	$ -	$ 2,832	$ 3,827
Net realized losses	(15,192)	(6,906)	(4,026)	(1,608)
Net change in unrealized appreciation/depreciation	50,784	(87,057)	32,548	(90,016)
Net increase (decrease) from operations	35,905	(93,963)	31,354	(87,797)

Contract Owner Transactions:
Purchase payments received	24	-	-	273
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,506)	(4,075)	(1,603)	(41,140)
Withdrawals and surrenders	(7,760)	(18,703)	(11)	(12,758)
Mortality and expense risk charges	(2,999)	(2,202)	(1,357)	(2,842)
Charges for life insurance protection and
monthly administration charge	(9,228)	(13,847)	(14,057)	(14,277)
Net decrease from contract owner transactions	(27,469)	(38,827)	(17,028)	(70,744)

Total increase (decrease) in net assets	8,436	(132,790)	14,326	(158,541)

Net assets at beginning of year	192,246	325,036	109,864	268,405
Net assets at end of year	$ 200,682	$ 192,246	$ 124,190	$ 109,864

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AL4 Sub-Account		AL3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ 806	$ -	$ -
Net realized (losses) gains	(58,827)	101,196	1,892	7,897
Net change in unrealized appreciation/depreciation	220,321	(486,880)	27,126	(74,292)
Net increase (decrease) from operations	161,494	(384,878)	29,018	(66,395)

Contract Owner Transactions:
Purchase payments received	45,369	74,348	-	(24)
Transfers between Sub-Accounts
(including the Fixed Account), net	74,237	(4,850)	(19)	(5,264)
Withdrawals and surrenders	(5,320)	(10,005)	(1,824)	(759)
Mortality and expense risk charges	(3,074)	(4,328)	(1,142)	(1,494)
Charges for life insurance protection and
monthly administration charge	(32,462)	(32,075)	(8,555)	(9,430)
Net increase (decrease) from contract owner transactions	78,750	23,090	(11,540)	(16,971)

Total increase (decrease) in net assets	240,244	(361,788)	17,478	(83,366)

Net assets at beginning of year	269,149	630,937	71,178	154,544
Net assets at end of year	$ 509,393	$ 269,149	$ 88,656	$ 71,178

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AVB Sub-Account		AN2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20091	2008	2009	2008
Operations:
Net investment income	$ 5	$ -	$ -	$ -
Net realized gains (losses)	70	-	(1,078)	2,755
Net change in unrealized appreciation/depreciation	3,189	-	46,823	(91,122)
Net increase (decrease) from operations	3,264	-	45,745	(88,367)

Contract Owner Transactions:
Purchase payments received	150,128	-	(3)	(9)
Transfers between Sub-Accounts
(including the Fixed Account), net	2,850	-	(9)	(795)
Withdrawals and surrenders	-	-	(2,577)	(3,148)
Mortality and expense risk charges	(75)	-	(1,490)	(1,477)
Charges for life insurance protection and
monthly administration charge	(1,710)	-	(7,304)	(6,989)
Net increase (decrease) from contract owner transactions	151,193	-	(11,383)	(12,418)

Total increase (decrease) in net assets	154,457	-	34,362	(100,785)

Net assets at beginning of year	-	-	93,876	194,661
Net assets at end of year	$ 154,457	$ -	$ 128,238	$ 93,876

1 Commencement was March 10, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AN3 Sub-Account		IVB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 82,252	$ 54,627	$ 794	$ 32
Net realized (losses) gains	(241,956)	485,413	(15,082)	(5,510)
Net change in unrealized appreciation/depreciation	601,865	(2,116,118)	34,195	(27,567)
Net increase (decrease) from operations	442,161	(1,576,078)	19,907	(33,045)

Contract Owner Transactions:
Purchase payments received	358,355	462,197	18,815	52,331
Transfers between Sub-Accounts
(including the Fixed Account), net	(68,556)	(168,665)	1,948	40,778
Withdrawals and surrenders	(150,623)	(112,927)	(1,321)	(2)
Mortality and expense risk charges	(27,837)	(35,670)	(268)	(112)
Charges for life insurance protection and
monthly administration charge	(220,952)	(243,738)	(12,615)	(4,534)
Net (decrease) increase from contract owner transactions	(109,613)	(98,803)	6,559	88,461

Total increase (decrease) in net assets	332,548	(1,674,881)	26,466	55,416

Net assets at beginning of year	2,242,424	3,917,305	55,584	168
Net assets at end of year	$ 2,574,972	$ 2,242,424	$ 82,050	$ 55,584

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AVW Sub-Account		308 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20092	200813	20093	2008
Operations:
Net investment income	$ 31	$ -	$ 106	$ -
Net realized gains	446	-	343	-
Net change in unrealized appreciation/depreciation	3	(3)	417	-
Net increase (decrease) from operations	480	(3)	866	-

Contract Owner Transactions:
Purchase payments received	119	-	7,840	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,138)	601	545	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(6)	-	(7)	-
Charges for life insurance protection and
monthly administration charge	(53)	-	(3,098)	-
Net (decrease) increase from contract owner transactions	(1,078)	601	5,280	-

Total (decrease) increase in net assets	(598)	598	6,146	-

Net assets at beginning of year	598	-	-	-
Net assets at end of year	$ -	$ 598	$ 6,146	$ -

2 Sub-Account liquidated on September 25, 2009.

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

3 Commencement was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	301 Sub-Account		304 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20093	2008	20093	2008
Operations:
Net investment income	$ 437	$ -	$ 8	$ -
Net realized gains (losses)	43	-	(24)	-
Net change in unrealized appreciation/depreciation	600	-	134	-
Net increase from operations	1,080	-	118	-

Contract Owner Transactions:
Purchase payments received	1,960	-	341	-
Transfers between Sub-Accounts
(including the Fixed Account), net	12,348	-	298	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(14)	-	(7)	-
Charges for life insurance protection and
monthly administration charge	(832)	-	(21)	-
Net increase from contract owner transactions	13,462	-	611	-

Total increase in net assets	14,542	-	729	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 14,542	$ -	$ 729	$ -

3 Commencement was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	307 Sub-Account		306 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20093	2008	20093	2008
Operations:
Net investment income	$ 353	$ -	$ 128	$ -
Net realized gains	67	-	3	-
Net change in unrealized appreciation/depreciation	45	-	2,489	-
Net increase from operations	465	-	2,620	-

Contract Owner Transactions:
Purchase payments received	156	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	20,462	-	54,245	-
Withdrawals and surrenders	(206)	-	-	-
Mortality and expense risk charges	(7)	-	(11)	-
Charges for life insurance protection and
monthly administration charge	(198)	-	(159)	-
Net increase from contract owner transactions	20,207	-	54,075	-

Total increase in net assets	20,672	-	56,695	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 20,672	$ -	$ 56,695	$ -

3 Commencement was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	303 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20093	2008	20093	2008
Operations:
Net investment income	$ 474	$ -	$ 266	$ -
Net realized gains	544	-	245	-
Net change in unrealized appreciation/depreciation	7,995	-	596	-
Net increase from operations	9,013	-	1,107	-

Contract Owner Transactions:
Purchase payments received	12,452	-	4,018	-
Transfers between Sub-Accounts
(including the Fixed Account), net	85,104	-	20,689	-
Withdrawals and surrenders	(126)	-	(123)	-
Mortality and expense risk charges	(64)	-	(7)	-
Charges for life insurance protection and
monthly administration charge	(2,573)	-	(1,724)	-
Net increase from contract owner transactions	94,793	-	22,853	-

Total increase in net assets	103,806	-	23,960	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 103,806	$ -	$ 23,960	$ -

3 Commencement was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20093	2008	2009	200813
Operations:
Net investment income	$ 11,127	$ -	$ 636	$ 447
Net realized gains	1,120	-	746	-
Net change in unrealized appreciation/depreciation	31,782	-	8,091	1,244
Net increase from operations	44,029	-	9,473	1,691

Contract Owner Transactions:
Purchase payments received	1,960	-	28,421	16,000
Transfers between Sub-Accounts
(including the Fixed Account), net	134,322	-	262	-
Withdrawals and surrenders	-	-	(234)	(1)
Mortality and expense risk charges	(228)	-	(58)	(2)
Charges for life insurance protection and
monthly administration charge	(6,304)	-	(2,966)	(129)
Net increase from contract owner transactions	129,750	-	25,425	15,868

Total increase in net assets	173,779	-	34,898	17,559

Net assets at beginning of year	-	-	17,559	-
Net assets at end of year	$ 173,779	$ -	$ 52,457	$ 17,559

3 Commencement was November 1, 2008; first activity in 2009.

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	9XX Sub-Account		MCC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	2008
Operations:
Net investment income	$ 5,980	$ 94	$ -	$ -
Net realized gains (losses)	11,622	462	(5,778)	(2,022)
Net change in unrealized appreciation/depreciation	33,001	(70)	39,053	(10,860)
Net increase (decrease) from operations	50,603	486	33,275	(12,882)

Contract Owner Transactions:
Purchase payments received	47,152	656	51,078	33,052
Transfers between Sub-Accounts
(including the Fixed Account), net	332,908	2,495	45,782	22,070
Withdrawals and surrenders	(6,737)	-	(276)	-
Mortality and expense risk charges	(1,665)	(7)	(296)	(65)
Charges for life insurance protection and
monthly administration charge	(17,459)	(106)	(11,491)	(2,647)
Net increase from contract owner transactions	354,199	3,038	84,797	52,410

Total increase in net assets	404,802	3,524	118,072	39,528

Net assets at beginning of year	3,524	-	39,695	167
Net assets at end of year	$ 408,326	$ 3,524	$ 157,767	$ 39,695

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DGO Sub-Account		DMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 30,076	$ 27,071
Net realized (losses) gains	(26,204)	(1,307)	(481,913)	276,431
Net change in unrealized appreciation/depreciation	198,747	(128,099)	1,120,558	(1,615,607)
Net increase (decrease) from operations	172,543	(129,406)	668,721	(1,312,105)

Contract Owner Transactions:
Purchase payments received	79,274	27,283	326,949	408,377
Transfers between Sub-Accounts
(including the Fixed Account), net	166,388	200,570	(120,601)	17,808
Withdrawals and surrenders	(5,048)	(13,348)	(141,246)	(116,286)
Mortality and expense risk charges	(2,432)	(2,417)	(19,435)	(22,945)
Charges for life insurance protection and
monthly administration charge	(31,725)	(13,058)	(191,062)	(217,293)
Net increase (decrease) from contract owner transactions	206,457	199,030	(145,395)	69,661

Total increase (decrease) in net assets	379,000	69,624	523,326	(1,242,444)

Net assets at beginning of year	213,145	143,521	1,994,538	3,236,982
Net assets at end of year	$ 592,145	$ 213,145	$ 2,517,864	$ 1,994,538

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SCV Sub-Account		SSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 39,701	$ 39,123	$ 48,422	$ 47,264
Net realized (losses) gains	(906,507)	758,051	(141,798)	367,983
Net change in unrealized appreciation/depreciation	1,392,069	(1,747,960)	869,191	(1,846,369)
Net increase (decrease) from operations	525,263	(950,786)	775,815	(1,431,122)

Contract Owner Transactions:
Purchase payments received	192,769	273,813	359,036	388,208
Transfers between Sub-Accounts
(including the Fixed Account), net	(223,621)	65,009	(1,233)	272,439
Withdrawals and surrenders	(64,622)	(23,896)	(96,254)	(39,874)
Mortality and expense risk charges	(14,037)	(15,414)	(27,555)	(30,092)
Charges for life insurance protection and
monthly administration charge	(145,415)	(141,940)	(252,933)	(265,992)
Net (decrease) increase from contract owner transactions	(254,926)	157,572	(18,939)	324,689

Total increase (decrease) in net assets	270,337	(793,214)	756,876	(1,106,433)

Net assets at beginning of year	1,893,647	2,686,861	2,930,274	4,036,707
Net assets at end of year	$ 2,163,984	$ 1,893,647	$ 3,687,150	$ 2,930,274

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FVB Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200814
Operations:
Net investment income	$ 1,321	$ 37	$ 3,202	$ 558
Net realized gains (losses)	907	-	(292)	(1,545)
Net change in unrealized appreciation/depreciation	11,479	141	56,794	(23,859)
Net increase (decrease) from operations	13,707	178	59,704	(24,846)

Contract Owner Transactions:
Purchase payments received	37,363	4,334	88,968	66,934
Transfers between Sub-Accounts
(including the Fixed Account), net	40,527	2,125	169,067	12,802
Withdrawals and surrenders	(311)	(1)	(126)	-
Mortality and expense risk charges	(159)	-	(378)	(85)
Charges for life insurance protection and
monthly administration charge	(5,508)	-	(28,564)	(5,495)
Net increase from contract owner transactions	71,912	6,458	228,967	74,156

Total increase in net assets	85,619	6,636	288,671	49,310

Net assets at beginning of year	6,636	-	49,310	-
Net assets at end of year	$ 92,255	$ 6,636	$ 337,981	$ 49,310

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL6 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20094	2008
Operations:
Net investment income	$ 73,421	$ 73,424	$ 6,105	$ -
Net realized (losses) gains	(872,169)	131,114	3,272	-
Net change in unrealized appreciation/depreciation	2,621,372	(4,310,966)	29,308	-
Net increase (decrease) from operations	1,822,624	(4,106,428)	38,685	-

Contract Owner Transactions:
Purchase payments received	592,215	791,675	50,032	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(931,481)	189,292	117,398	-
Withdrawals and surrenders	(110,256)	(139,209)	-	-
Mortality and expense risk charges	(50,671)	(59,008)	(291)	-
Charges for life insurance protection and
monthly administration charge	(466,097)	(509,482)	(12,748)	-
Net (decrease) increase from contract owner transactions	(966,290)	273,268	154,391	-

Total increase (decrease) in net assets	856,334	(3,833,160)	193,076	-

Net assets at beginning of year	5,635,977	9,469,137	-	-
Net assets at end of year	$ 6,492,311	$ 5,635,977	$ 193,076	$ -

4 Commencement was October 31, 2005; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	F20 Sub-Account		F30 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	200814
Operations:
Net investment income	$ 2,631	$ 957	$ 2,349	$ 1,913
Net realized (losses) gains	(2,632)	(17)	(23,924)	3,500
Net change in unrealized appreciation/depreciation	12,817	(7,527)	45,346	(14,055)
Net increase (decrease) from operations	12,816	(6,587)	23,771	(8,642)

Contract Owner Transactions:
Purchase payments received	52,691	40,771	24,926	9,847
Transfers between Sub-Accounts
(including the Fixed Account), net	18,251	4,283	21,983	66,707
Withdrawals and surrenders	-	(2)	-	-
Mortality and expense risk charges	(104)	(16)	(247)	(28)
Charges for life insurance protection and
monthly administration charge	(20,653)	(7,755)	(6,655)	(427)
Net increase from contract owner transactions	50,185	37,281	40,007	76,099

Total increase in net assets	63,001	30,694	63,778	67,457

Net assets at beginning of year	30,694	-	67,457	-
Net assets at end of year	$ 93,695	$ 30,694	$ 131,235	$ 67,457

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL8 Sub-Account		FIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ 5,126	$ 18,283	$ 23,152	$ 12,902
Net realized (losses) gains	(126,819)	80,801	11,950	(960)
Net change in unrealized appreciation/depreciation	548,155	(1,534,704)	170,131	(129,435)
Net increase (decrease) from operations	426,462	(1,435,620)	205,233	(117,493)

Contract Owner Transactions:
Purchase payments received	121,810	306,696	71,529	7,028
Transfers between Sub-Accounts
(including the Fixed Account), net	(205,639)	28,102	311,472	595,446
Withdrawals and surrenders	(70,034)	(115,184)	(123)	1
Mortality and expense risk charges	(13,919)	(14,891)	(1,511)	(411)
Charges for life insurance protection and
monthly administration charge	(119,547)	(153,709)	(24,192)	(4,068)
Net (decrease) increase from contract owner transactions	(287,329)	51,014	357,175	597,996

Total increase (decrease) in net assets	139,133	(1,384,606)	562,408	480,503

Net assets at beginning of year	1,579,581	2,964,187	480,503	-
Net assets at end of year	$ 1,718,714	$ 1,579,581	$ 1,042,911	$ 480,503

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL4 Sub-Account		FVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ 261,838	$ 264,239	$ 928	$ 144
Net realized (losses) gains	(51,608)	224,664	7,602	383
Net change in unrealized appreciation/depreciation	2,347,385	(5,879,255)	45,547	(9,743)
Net increase (decrease) from operations	2,557,615	(5,390,352)	54,077	(9,216)

Contract Owner Transactions:
Purchase payments received	1,385,120	1,362,863	79,274	17,354
Transfers between Sub-Accounts
(including the Fixed Account), net	528,035	178,849	17,595	75,387
Withdrawals and surrenders	(248,166)	(506,104)	-	1
Mortality and expense risk charges	(87,013)	(101,548)	(593)	(55)
Charges for life insurance protection and
monthly administration charge	(924,866)	(962,231)	(12,641)	(3,246)
Net increase (decrease) from contract owner transactions	653,110	(28,171)	83,635	89,441

Total increase (decrease) in net assets	3,210,725	(5,418,523)	137,712	80,225

Net assets at beginning of year	9,087,324	14,505,847	80,225	-
Net assets at end of year	$ 12,298,049	$ 9,087,324	$ 217,937	$ 80,225

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL5 Sub-Account		FL7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 64,586	$ 290,296	$ 122,482	$ 197,851
Net realized (losses) gains	-	-	(208,851)	912,967
Net change in unrealized appreciation/depreciation	-	-	1,533,500	(4,771,240)
Net increase (decrease) from operations	64,586	290,296	1,447,131	(3,660,422)

Contract Owner Transactions:
Purchase payments received	1,533,740	1,456,482	787,662	963,905
Transfers between Sub-Accounts
(including the Fixed Account), net	(249,053)	(177,087)	(52,702)	1,431,053
Withdrawals and surrenders	(562,757)	(482,592)	(183,777)	(186,515)
Mortality and expense risk charges	(128,027)	(126,357)	(50,313)	(49,369)
Charges for life insurance protection and
monthly administration charge	(999,335)	(835,672)	(443,801)	(460,898)
Net (decrease) increase from contract owner transactions	(405,432)	(165,226)	57,069	1,698,176

Total (decrease) increase in net assets	(340,846)	125,070	1,504,200	(1,962,246)

Net assets at beginning of year	10,085,719	9,960,649	5,257,309	7,219,555
Net assets at end of year	$ 9,744,873	$ 10,085,719	$ 6,761,509	$ 5,257,309

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SGI Sub-Account		S17 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	200813
Operations:
Net investment income	$ 1,452	$ 1,337	$ 1,999	$ 694
Net realized (losses) gains	(869)	9,940	181	(647)
Net change in unrealized appreciation/depreciation	34,273	(26,075)	4,974	-
Net increase (decrease) from operations	34,856	(14,798)	7,154	47

Contract Owner Transactions:
Purchase payments received	99,420	92,078	70,807	-
Transfers between Sub-Accounts
(including the Fixed Account), net	101,737	18,976	12,926	19
Withdrawals and surrenders	-	-	(523)	-
Mortality and expense risk charges	(484)	(103)	(108)	(8)
Charges for life insurance protection and
monthly administration charge	(21,944)	(4,551)	(1,371)	(58)
Net increase (decrease) from contract owner transactions	178,729	106,400	81,731	(47)

Total increase in net assets	213,585	91,602	88,885	-

Net assets at beginning of year	91,602	-	-	-
Net assets at end of year	$ 305,187	$ 91,602	$ 88,885	$ -

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	ISC Sub-Account		FVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 3,366	$ 1,497	$ 4,115	$ 267
Net realized (losses) gains	(923)	293	(2,584)	(1,192)
Net change in unrealized appreciation/depreciation	11,975	(11,225)	67,457	(31,746)
Net increase (decrease) from operations	14,418	(9,435)	68,988	(32,671)

Contract Owner Transactions:
Purchase payments received	8,229	2,765	36,693	32,631
Transfers between Sub-Accounts
(including the Fixed Account), net	15,335	-	19,762	213,691
Withdrawals and surrenders	(801)	(1)	(3,454)	(1)
Mortality and expense risk charges	(84)	(58)	(554)	(132)
Charges for life insurance protection and
monthly administration charge	(2,589)	(1,053)	(23,621)	(8,296)
Net increase from contract owner transactions	20,090	1,653	28,826	237,893

Total increase (decrease) in net assets	34,508	(7,782)	97,814	205,222

Net assets at beginning of year	23,906	31,688	216,052	10,830
Net assets at end of year	$ 58,414	$ 23,906	$ 313,866	$ 216,052

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SIC Sub-Account		FGF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	200814
Operations:
Net investment income	$ 652	$ -	$ 2	$ -
Net realized gains	123	26	1	-
Net change in unrealized appreciation/depreciation	1,408	9	(1)	2
Net increase from operations	2,183	35	2	2

Contract Owner Transactions:
Purchase payments received	21,077	(26)	22	-
Transfers between Sub-Accounts
(including the Fixed Account), net	8,919	186	-	54
Withdrawals and surrenders	(340)	-	-	-
Mortality and expense risk charges	(78)	-	-	-
Charges for life insurance protection and
monthly administration charge	(2,558)	(12)	(20)	(5)
Net increase from contract owner transactions	27,020	148	2	49

Total increase in net assets	29,203	183	4	51

Net assets at beginning of year	183	-	51	-
Net assets at end of year	$ 29,386	$ 183	$ 55	$ 51

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FMS Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	2008
Operations:
Net investment income	$ 5,194	$ 91	$ 138,699	$ 131,375
Net realized (losses) gains	(2,321)	(592)	(1,482)	694,501
Net change in unrealized appreciation/depreciation	63,656	(21,295)	1,236,470	(3,562,537)
Net increase (decrease) from operations	66,529	(21,796)	1,373,687	(2,736,661)

Contract Owner Transactions:
Purchase payments received	34,572	29,798	455,281	596,224
Transfers between Sub-Accounts
(including the Fixed Account), net	46,962	241,510	(125,562)	(270,821)
Withdrawals and surrenders	-	(1)	(103,225)	(100,773)
Mortality and expense risk charges	(720)	(134)	(32,246)	(38,223)
Charges for life insurance protection and
monthly administration charge	(9,530)	(1,598)	(342,674)	(377,150)
Net increase (decrease) from contract owner transactions	71,284	269,575	(148,426)	(190,743)

Total increase (decrease) in net assets	137,813	247,779	1,225,261	(2,927,404)

Net assets at beginning of year	247,779	-	4,036,407	6,963,811
Net assets at end of year	$ 385,592	$ 247,779	$ 5,261,668	$ 4,036,407

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FTG Sub-Account		GS4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 41,177	$ 32,370	$ 3,315	$ 8,035
Net realized (losses) gains	(71,891)	108,199	(172,049)	(47,782)
Net change in unrealized appreciation/depreciation	405,069	(1,036,778)	192,775	(171,170)
Net increase (decrease) from operations	374,355	(896,209)	24,041	(210,917)

Contract Owner Transactions:
Purchase payments received	153,033	177,634	23,357	81,579
Transfers between Sub-Accounts
(including the Fixed Account), net	(77,105)	(132,282)	(98,703)	7,614
Withdrawals and surrenders	(8,320)	(23,346)	(19,563)	(128,626)
Mortality and expense risk charges	(12,045)	(16,208)	(1,220)	(2,716)
Charges for life insurance protection and
monthly administration charge	(103,847)	(104,773)	(16,979)	(37,543)
Net decrease from contract owner transactions	(48,284)	(98,975)	(113,108)	(79,692)

Total increase (decrease) in net assets	326,071	(995,184)	(89,067)	(290,609)

Net assets at beginning of year	1,182,499	2,177,683	296,626	587,235
Net assets at end of year	$ 1,508,570	$ 1,182,499	$ 207,559	$ 296,626

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GS8 Sub-Account		GS5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 5,749	$ 6,107	$ 10,576	$ 31,645
Net realized (losses) gains	(104,406)	(106,715)	(129,130)	78,512
Net change in unrealized appreciation/depreciation	187,872	(191,958)	261,416	(743,755)
Net increase (decrease) from operations	89,215	(292,566)	142,862	(633,598)

Contract Owner Transactions:
Purchase payments received	-	4,283	41,565	87,633
Transfers between Sub-Accounts
(including the Fixed Account), net	(83,538)	(125,477)	(87,993)	76,589
Withdrawals and surrenders	(14,746)	(39,093)	(99,497)	(86,337)
Mortality and expense risk charges	(2,451)	(5,138)	(3,402)	(5,741)
Charges for life insurance protection and
monthly administration charge	(23,616)	(43,799)	(66,476)	(89,718)
Net decrease from contract owner transactions	(124,351)	(209,224)	(215,803)	(17,574)

Total decrease in net assets	(35,136)	(501,790)	(72,941)	(651,172)

Net assets at beginning of year	399,609	901,399	707,392	1,358,564
Net assets at end of year	$ 364,473	$ 399,609	$ 634,451	$ 707,392

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GS2 Sub-Account		GSE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ 2,150	$ 2,047	$ 327	$ 136
Net realized losses	(90,606)	(25,852)	(664)	(61)
Net change in unrealized appreciation/depreciation	135,395	(97,465)	3,969	(1,841)
Net increase (decrease) from operations	46,939	(121,270)	3,632	(1,766)

Contract Owner Transactions:
Purchase payments received	15,695	29,079	10,493	9,941
Transfers between Sub-Accounts
(including the Fixed Account), net	(39,495)	3,041	-	-
Withdrawals and surrenders	(18,524)	(11,790)	-	-
Mortality and expense risk charges	(1,088)	(1,656)	(28)	(4)
Charges for life insurance protection and
monthly administration charge	(19,483)	(22,798)	(1,678)	(1,041)
Net (decrease) increase from contract owner transactions	(62,895)	(4,124)	8,787	8,896

Total (decrease) increase in net assets	(15,956)	(125,394)	12,419	7,130

Net assets at beginning of year	224,991	350,385	7,130	-
Net assets at end of year	$ 209,035	$ 224,991	$ 19,549	$ 7,130

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GS3 Sub-Account		LA1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20095	2008
Operations:
Net investment income	$ 57,372	$ 65,413	$ -	$ 41,409
Net realized (losses) gains	(608,088)	28,542	(1,610,418)	(57,410)
Net change in unrealized appreciation/depreciation	1,100,356	(1,743,863)	1,199,570	(1,093,741)
Net increase (decrease) from operations	549,640	(1,649,908)	(410,848)	(1,109,742)

Contract Owner Transactions:
Purchase payments received	311,629	372,041	41,945	315,965
Transfers between Sub-Accounts
(including the Fixed Account), net	(253,561)	835,200	(1,618,413)	406,352
Withdrawals and surrenders	(236,662)	(85,884)	(2,916)	(19,389)
Mortality and expense risk charges	(36,370)	(44,306)	(3,094)	(27,419)
Charges for life insurance protection and
monthly administration charge	(197,642)	(215,592)	(25,379)	(185,690)
Net (decrease) increase from contract owner transactions	(412,606)	861,459	(1,607,857)	489,819

Total increase (decrease) in net assets	137,034	(788,449)	(2,018,705)	(619,923)

Net assets at beginning of year	2,951,756	3,740,205	2,018,705	2,638,628
Net assets at end of year	$ 3,088,790	$ 2,951,756	$ -	$ 2,018,705

5 Effective February 23, 2009, LA1 Sub-Account merged with SLC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LA2 Sub-Account		MBI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20096	2008	2009	2008
Operations:
Net investment income	$ -	$ 41,529	$ 6,106	$ 4,381
Net realized (losses) gains	(2,283,765)	15,804	(12,922)	4,432
Net change in unrealized appreciation/depreciation	1,965,300	(1,458,897)	43,133	(28,953)
Net (decrease) increase from operations	(318,465)	(1,401,564)	36,317	(20,140)

Contract Owner Transactions:
Purchase payments received	36,116	420,372	59,363	20,925
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,004,600)	492,569	133,286	120,812
Withdrawals and surrenders	(5,919)	(17,620)	(9,304)	-
Mortality and expense risk charges	(3,893)	(31,979)	(338)	(38)
Charges for life insurance protection and
monthly administration charge	(25,071)	(180,836)	(48,432)	(10,628)
Net (decrease) increase from contract owner transactions	(2,003,367)	682,506	134,575	131,071

Total (decrease) increase in net assets	(2,321,832)	(719,058)	170,892	110,931

Net assets at beginning of year	2,321,832	3,040,890	111,098	167
Net assets at end of year	$ -	$ 2,321,832	$ 281,990	$ 111,098

6 Effective February 23, 2009, LA2 Sub-Account merged with SGC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MBO Sub-Account		MCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200815	2009	2008
Operations:
Net investment income	$ 910	$ 12	$ 90	$ -
Net realized losses	(8,078)	(569)	(12,554)	(489)
Net change in unrealized appreciation/depreciation	40,224	(8,217)	80,707	(24,506)
Net increase (decrease) from operations	33,056	(8,774)	68,243	(24,995)

Contract Owner Transactions:
Purchase payments received	42,725	8,739	76,218	18,658
Transfers between Sub-Accounts
(including the Fixed Account), net	148,733	93,927	54,493	103,974
Withdrawals and surrenders	(8,197)	(1)	(10,593)	-
Mortality and expense risk charges	(303)	(16)	(520)	(41)
Charges for life insurance protection and
monthly administration charge	(31,100)	(7,768)	(27,537)	(9,478)
Net increase from contract owner transactions	151,858	94,881	92,061	113,113

Total increase in net assets	184,914	86,107	160,304	88,118

Net assets at beginning of year	86,107	-	88,312	194
Net assets at end of year	$ 271,021	$ 86,107	$ 248,616	$ 88,312

15 Fund open in prior year, first activity in current year.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MTC Sub-Account		MIT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 822	$ 7	$ 25,844	$ 26,944
Net realized (losses) gains	(21,557)	(6,933)	(76,778)	27,365
Net change in unrealized appreciation/depreciation	68,205	(27,974)	294,214	(770,596)
Net increase (decrease) from operations	47,470	(34,900)	243,280	(716,287)

Contract Owner Transactions:
Purchase payments received	57,329	28,951	119,580	152,073
Transfers between Sub-Accounts
(including the Fixed Account), net	99,000	110,702	(213,780)	255,126
Withdrawals and surrenders	(9,356)	(2)	(93,643)	(103,483)
Mortality and expense risk charges	(256)	(61)	(14,939)	(20,352)
Charges for life insurance protection and
monthly administration charge	(40,966)	(10,823)	(107,671)	(124,705)
Net increase (decrease) from contract owner transactions	105,751	128,767	(310,453)	158,659

Total increase (decrease) in net assets	153,221	93,867	(67,173)	(557,628)

Net assets at beginning of year	94,145	278	1,300,722	1,858,350
Net assets at end of year	$ 247,366	$ 94,145	$ 1,233,549	$ 1,300,722

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MF7 Sub-Account		CAS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	20097	2008
Operations:
Net investment income	$ 452	$ -	$ 1,961	$ 1,014
Net realized gains (losses)	144	(178)	21,784	8,382
Net change in unrealized appreciation/depreciation	3,458	(301)	20,621	(96,818)
Net increase (decrease) from operations	4,054	(479)	44,366	(87,422)

Contract Owner Transactions:
Purchase payments received	7,037	3,799	(156)	-
Transfers between Sub-Accounts
(including the Fixed Account), net	18,104	5,362	(155,667)	(790)
Withdrawals and surrenders	-	(1)	(3,287)	(133)
Mortality and expense risk charges	(52)	(5)	(1,058)	(1,643)
Charges for life insurance protection and
monthly administration charge	(6,979)	(1,929)	(23,067)	(25,894)
Net increase (decrease) from contract owner transactions	18,110	7,226	(183,235)	(28,460)

Total increase (decrease) in net assets	22,164	6,747	(138,869)	(115,882)

Net assets at beginning of year	6,747	-	138,869	254,751
Net assets at end of year	$ 28,911	$ 6,747	$ -	$ 138,869

7 For the period of January 1, 2009 through December 4, 2009 (account closed).

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	EM1 Sub-Account		GSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 8,172	$ 30	$ 254,447	$ 260,016
Net realized (losses) gains	(31,489)	(6,891)	29,145	(15,608)
Net change in unrealized appreciation/depreciation	262,621	(129,673)	(60,223)	166,222
Net increase (decrease) from operations	239,304	(136,534)	223,369	410,630

Contract Owner Transactions:
Purchase payments received	72,298	37,377	313,354	635,250
Transfers between Sub-Accounts
(including the Fixed Account), net	247,477	340,129	(71,676)	414,672
Withdrawals and surrenders	(7,546)	-	(274,484)	(323,163)
Mortality and expense risk charges	(979)	(214)	(39,656)	(41,007)
Charges for life insurance protection and
monthly administration charge	(34,116)	(5,741)	(458,431)	(383,164)
Net increase (decrease) from contract owner transactions	277,134	371,551	(530,893)	302,588

Total increase (decrease) in net assets	516,438	235,017	(307,524)	713,218

Net assets at beginning of year	235,156	139	5,206,939	4,493,721
Net assets at end of year	$ 751,594	$ 235,156	$ 4,899,415	$ 5,206,939

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFK Sub-Account		EGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20091	2008	2009	2008
Operations:
Net investment income	$ 2,060	$ -	$ 684	$ 913
Net realized (losses) gains	(49)	-	10,252	48,859
Net change in unrealized appreciation/depreciation	(585)	-	68,021	(208,859)
Net increase (decrease) from operations	1,426	-	78,957	(159,087)

Contract Owner Transactions:
Purchase payments received	50,627	-	-	404
Transfers between Sub-Accounts
(including the Fixed Account), net	9,820	-	364	(36,766)
Withdrawals and surrenders	(184)	-	(4,646)	(35,222)
Mortality and expense risk charges	(283)	-	(3,096)	(5,801)
Charges for life insurance protection and
monthly administration charge	(3,263)	-	(27,476)	(30,228)
Net increase (decrease) from contract owner transactions	56,717	-	(34,854)	(107,613)

Total increase (decrease) in net assets	58,143	-	44,103	(266,700)

Net assets at beginning of year	-	-	230,099	496,799
Net assets at end of year	$ 58,143	$ -	$ 274,202	$ 230,099

1 Commencement was March 10, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HYS Sub-Account		IGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20099	2008
Operations:
Net investment income	$ 204,784	$ 206,237	$ 774	$ -
Net realized (losses) gains	(187,223)	(82,695)	1,505	-
Net change in unrealized appreciation/depreciation	857,866	(844,131)	43,907	-
Net increase (decrease) from operations	875,427	(720,589)	46,186	-

Contract Owner Transactions:
Purchase payments received	203,155	261,006	248	-
Transfers between Sub-Accounts
(including the Fixed Account), net	96,999	(11,321)	198,593	-
Withdrawals and surrenders	(161,390)	(79,003)	-	-
Mortality and expense risk charges	(25,623)	(23,427)	(755)	-
Charges for life insurance protection and
monthly administration charge	(204,668)	(179,029)	(5,973)	-
Net (decrease) increase from contract owner transactions	(91,527)	(31,774)	192,113	-

Total increase (decrease) in net assets	783,900	(752,363)	238,299	-

Net assets at beginning of year	1,764,149	2,516,512	-	-
Net assets at end of year	$ 2,548,049	$ 1,764,149	$ 238,299	$ -

9 Commencement was October 6, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IG1 Sub-Account		MIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20098	2008	2009	2008
Operations:
Net investment income	$ 5	$ -	$ 9,605	$ 8,617
Net realized gains (losses)	216	-	(17,583)	9,379
Net change in unrealized appreciation/depreciation	1,354	-	393,622	(622,593)
Net increase (decrease) from operations	1,575	-	385,644	(604,597)

Contract Owner Transactions:
Purchase payments received	6,596	-	114,505	144,034
Transfers between Sub-Accounts
(including the Fixed Account), net	33,914	-	201,832	1,644
Withdrawals and surrenders	(208)	-	(69,859)	(25,122)
Mortality and expense risk charges	(32)	-	(11,632)	(11,942)
Charges for life insurance protection and
monthly administration charge	(1,523)	-	(92,334)	(100,516)
Net increase from contract owner transactions	38,747	-	142,512	8,098

Total increase (decrease) in net assets	40,322	-	528,156	(596,499)

Net assets at beginning of year	-	-	1,003,025	1,599,524
Net assets at end of year	$ 40,322	$ -	$ 1,531,181	$ 1,003,025

8 Commencement was March 5, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	NWD Sub-Account		RI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ -	$ -	$ 206	$ -
Net realized (losses) gains	(130,889)	223,554	(131)	(131)
Net change in unrealized appreciation/depreciation	637,279	(851,228)	3,061	(621)
Net increase (decrease) from operations	506,390	(627,674)	3,136	(752)

Contract Owner Transactions:
Purchase payments received	119,605	145,913	7,921	428
Transfers between Sub-Accounts
(including the Fixed Account), net	(118,543)	(69,254)	11,345	3,756
Withdrawals and surrenders	(70,316)	(34,549)	-	(1)
Mortality and expense risk charges	(12,063)	(13,390)	(54)	(4)
Charges for life insurance protection and
monthly administration charge	(107,206)	(109,162)	(2,202)	(312)
Net (decrease) increase from contract owner transactions	(188,523)	(80,442)	17,010	3,867

Total increase (decrease) in net assets	317,867	(708,116)	20,146	3,115

Net assets at beginning of year	947,939	1,656,055	3,115	-
Net assets at end of year	$ 1,265,806	$ 947,939	$ 23,261	$ 3,115

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TRS Sub-Account		MFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ 142,862	$ 162,776	$ 48	$ -
Net realized (losses) gains	(325,876)	336,354	70	(30)
Net change in unrealized appreciation/depreciation	797,857	(1,646,203)	624	(51)
Net increase (decrease) from operations	614,843	(1,147,073)	742	(81)

Contract Owner Transactions:
Purchase payments received	278,413	368,214	24,422	633
Transfers between Sub-Accounts
(including the Fixed Account), net	(43,007)	(132,832)	3,290	-
Withdrawals and surrenders	(517,192)	(172,871)	(202)	-
Mortality and expense risk charges	(33,406)	(44,579)	(29)	(1)
Charges for life insurance protection and
monthly administration charge	(324,317)	(315,056)	(1,645)	(27)
Net (decrease) increase from contract owner transactions	(639,509)	(297,124)	25,836	605

Total (decrease) increase in net assets	(24,666)	(1,444,197)	26,578	524

Net assets at beginning of year	3,970,374	5,414,571	524	-
Net assets at end of year	$ 3,945,708	$ 3,970,374	$ 27,102	$ 524

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	UTS Sub-Account		MFE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ 70,207	$ 35,079	$ 1,910	$ 142
Net realized (losses) gains	(74,843)	394,152	(7,406)	(344)
Net change in unrealized appreciation/depreciation	401,266	(1,265,566)	18,104	(8,283)
Net increase (decrease) from operations	396,630	(836,335)	12,608	(8,485)

Contract Owner Transactions:
Purchase payments received	128,709	173,099	22,863	9,036
Transfers between Sub-Accounts
(including the Fixed Account), net	(160,188)	157,945	(358)	32,910
Withdrawals and surrenders	(19,335)	(25,941)	(6,665)	-
Mortality and expense risk charges	(10,106)	(11,559)	(83)	(24)
Charges for life insurance protection and
monthly administration charge	(137,783)	(139,249)	(8,332)	(4,202)
Net (decrease) increase from contract owner transactions	(198,703)	154,295	7,425	37,720

Total increase (decrease) in net assets	197,927	(682,040)	20,033	29,235

Net assets at beginning of year	1,458,781	2,140,821	29,235	-
Net assets at end of year	$ 1,656,708	$ 1,458,781	$ 49,268	$ 29,235

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MVS Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 36,036	$ 46,042	$ 2,592	$ 144
Net realized (losses) gains	(207,273)	260,319	(12,979)	(5,299)
Net change in unrealized appreciation/depreciation	568,528	(1,324,960)	46,681	(24,211)
Net increase (decrease) from operations	397,291	(1,018,599)	36,294	(29,366)

Contract Owner Transactions:
Purchase payments received	168,334	351,678	82,933	111,550
Transfers between Sub-Accounts
(including the Fixed Account), net	108,078	(154,432)	44,574	69,097
Withdrawals and surrenders	(27,486)	(156,682)	(2,803)	(1)
Mortality and expense risk charges	(14,555)	(15,993)	(616)	(205)
Charges for life insurance protection and
monthly administration charge	(146,781)	(162,372)	(24,262)	(7,299)
Net increase (decrease) from contract owner transactions	87,590	(137,801)	99,826	173,142

Total increase (decrease) in net assets	484,881	(1,156,400)	136,120	143,776

Net assets at beginning of year	1,939,141	3,095,541	144,165	389
Net assets at end of year	$ 2,424,022	$ 1,939,141	$ 280,285	$ 144,165

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OCF Sub-Account		OCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200814
Operations:
Net investment income	$ 1,568	$ 942	$ 1	$ -
Net realized (losses) gains	(24,230)	6,765	(3,557)	(319)
Net change in unrealized appreciation/depreciation	210,363	(354,534)	10,375	(4,354)
Net increase (decrease) from operations	187,701	(346,827)	6,819	(4,673)

Contract Owner Transactions:
Purchase payments received	77,278	84,353	11,317	10,905
Transfers between Sub-Accounts
(including the Fixed Account), net	(77,968)	(59,756)	2,085	3,834
Withdrawals and surrenders	(7,040)	(636)	-	1
Mortality and expense risk charges	(3,604)	(4,376)	(69)	(23)
Charges for life insurance protection and
monthly administration charge	(41,934)	(41,017)	(4,235)	(863)
Net (decrease) increase from contract owner transactions	(53,268)	(21,432)	9,098	13,854

Total increase (decrease) in net assets	134,433	(368,259)	15,917	9,181

Net assets at beginning of year	417,219	785,478	9,181	-
Net assets at end of year	$ 551,652	$ 417,219	$ 25,098	$ 9,181

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OGG Sub-Account		OMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	200814
Operations:
Net investment income	$ 208	$ -	$ 1,195	$ -
Net realized losses	(3,644)	(141)	(7,196)	(868)
Net change in unrealized appreciation/depreciation	7,476	(3,586)	27,324	(31,913)
Net increase (decrease) from operations	4,040	(3,727)	21,323	(32,781)

Contract Owner Transactions:
Purchase payments received	474	11,483	15,262	98,981
Transfers between Sub-Accounts
(including the Fixed Account), net	95	1,974	1,695	3,095
Withdrawals and surrenders	-	-	(694)	-
Mortality and expense risk charges	(74)	(33)	(239)	(134)
Charges for life insurance protection and
monthly administration charge	(747)	(316)	(6,015)	(3,184)
Net (decrease) increase from contract owner transactions	(252)	13,108	10,009	98,758

Total increase in net assets	3,788	9,381	31,332	65,977

Net assets at beginning of year	9,381	-	65,977	-
Net assets at end of year	$ 13,169	$ 9,381	$ 97,309	$ 65,977

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PCR Sub-Account		PMB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 14,813	$ 3,565	$ 174,327	$ 183,144
Net realized gains (losses)	12,756	(1,751)	(101,052)	120,005
Net change in unrealized appreciation/depreciation	47,673	(87,335)	689,048	(747,079)
Net increase (decrease) from operations	75,242	(85,521)	762,323	(443,930)

Contract Owner Transactions:
Purchase payments received	50,017	36,461	331,424	395,727
Transfers between Sub-Accounts
(including the Fixed Account), net	146,994	147,930	(204,571)	196,552
Withdrawals and surrenders	(845)	(1)	(100,109)	(55,306)
Mortality and expense risk charges	(535)	(130)	(23,907)	(24,914)
Charges for life insurance protection and
monthly administration charge	(30,870)	(2,553)	(264,206)	(210,309)
Net increase (decrease) from contract owner transactions	164,761	181,707	(261,369)	301,750

Total increase (decrease) in net assets	240,003	96,186	500,954	(142,180)

Net assets at beginning of year	96,327	141	2,633,743	2,775,923
Net assets at end of year	$ 336,330	$ 96,327	$ 3,134,697	$ 2,633,743

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PHY Sub-Account		PLD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	200910	2008	200911	2008
Operations:
Net investment income	$ 13,739	$ 134,105	$ 25,040	$ 276,461
Net realized (losses) gains	(619,167)	(45,937)	(418,862)	78,036
Net change in unrealized appreciation/depreciation	565,537	(526,539)	308,013	(388,225)
Net decrease from operations	(39,891)	(438,371)	(85,809)	(33,728)

Contract Owner Transactions:
Purchase payments received	18,420	139,648	64,842	763,438
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,714,563)	475,435	(6,292,421)	(127,300)
Withdrawals and surrenders	(7,856)	(3,929)	(123,890)	(235,344)
Mortality and expense risk charges	(2,775)	(18,281)	(10,022)	(88,862)
Charges for life insurance protection and
monthly administration charge	(23,545)	(100,546)	(88,016)	(500,001)
Net (decrease) increase from contract owner transactions	(1,730,319)	492,327	(6,449,507)	(188,069)

Total (decrease) increase in net assets	(1,770,210)	53,956	(6,535,316)	(221,797)

Net assets at beginning of year	1,770,210	1,716,254	6,535,316	6,757,113
Net assets at end of year	$ -	$ 1,770,210	$ -	$ 6,535,316

10 Effective February 23, 2009, PHY Sub-Account merged with SPC Sub-Account.

11 Effective February 23, 2009, PLD Sub-Account merged with SDC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PRR Sub-Account		PTR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 66,770	$ 76,159	$ 387,610	$ 277,734
Net realized gains (losses)	45,800	(38,624)	322,762	113,986
Net change in unrealized appreciation/depreciation	249,910	(213,311)	243,808	(102,365)
Net increase (decrease) from operations	362,480	(175,776)	954,180	289,355

Contract Owner Transactions:
Purchase payments received	263,045	243,306	776,157	856,663
Transfers between Sub-Accounts
(including the Fixed Account), net	(306,299)	388,162	1,768,969	(72,638)
Withdrawals and surrenders	(27,720)	(13,515)	(142,101)	(62,423)
Mortality and expense risk charges	(21,387)	(18,517)	(53,757)	(53,449)
Charges for life insurance protection and
monthly administration charge	(202,746)	(176,785)	(692,000)	(522,355)
Net (decrease) increase from contract owner transactions	(295,107)	422,651	1,657,268	145,798

Total increase in net assets	67,373	246,875	2,611,448	435,153

Net assets at beginning of year	2,191,030	1,944,155	6,465,315	6,030,162
Net assets at end of year	$ 2,258,403	$ 2,191,030	$ 9,076,763	$ 6,465,315

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OP3 Sub-Account		OP1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	200912	2008
Operations:
Net investment income	$ 93	$ -	$ 3,988	$ 2,424
Net realized (losses) gains	(36,501)	54,139	(189,039)	54,686
Net change in unrealized appreciation/depreciation	61,650	(198,005)	178,074	(194,235)
Net increase (decrease) from operations	25,242	(143,866)	(6,977)	(137,125)

Contract Owner Transactions:
Purchase payments received	-	(124)	-	(7)
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,873)	(4,528)	(196,345)	8
Withdrawals and surrenders	(11,595)	(2,016)	(1)	(1,884)
Mortality and expense risk charges	(892)	(1,483)	(305)	(1,477)
Charges for life insurance protection and
monthly administration charge	(20,109)	(20,853)	(4,452)	(17,011)
Net decrease from contract owner transactions	(34,469)	(29,004)	(201,103)	(20,371)

Total decrease in net assets	(9,227)	(172,870)	(208,080)	(157,496)

Net assets at beginning of year	192,732	365,602	208,080	365,576
Net assets at end of year	$ 183,505	$ 192,732	$ -	$ 208,080

12 Effective April 27, 2009, Premier VIT Equity Portfolio Sub-Account (OP1) merged with SC1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OP4 Sub-Account		OP2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 318	$ 562	$ 336	$ 315
Net realized (losses) gains	(5,897)	767	(11,333)	7,724
Net change in unrealized appreciation/depreciation	7,629	(7,447)	25,763	(46,748)
Net increase (decrease) from operations	2,050	(6,118)	14,766	(38,709)

Contract Owner Transactions:
Purchase payments received	-	2	-	(122)
Transfers between Sub-Accounts
(including the Fixed Account), net	-	13	(5,887)	(5,750)
Withdrawals and surrenders	(11,634)	-	(19,960)	(2,009)
Mortality and expense risk charges	(58)	(105)	(253)	(455)
Charges for life insurance protection and
monthly administration charge	(2,104)	(2,535)	(8,333)	(9,784)
Net decrease from contract owner transactions	(13,796)	(2,625)	(34,433)	(18,120)

Total decrease in net assets	(11,746)	(8,743)	(19,667)	(56,829)

Net assets at beginning of year	13,371	22,114	50,223	107,052
Net assets at end of year	$ 1,625	$ 13,371	$ 30,556	$ 50,223

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	116 Sub-Account		118 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20099	2008	2009	200813
Operations:
Net investment income	$ -	$ -	$ 724	$ 6
Net realized gains	558	-	2,173	1
Net change in unrealized appreciation/depreciation	964	-	6,341	27
Net increase from operations	1,522	-	9,238	34

Contract Owner Transactions:
Purchase payments received	6,141	-	4,220	21
Transfers between Sub-Accounts
(including the Fixed Account), net	9,808	-	19,095	2,887
Withdrawals and surrenders	-	-	-	(1)
Mortality and expense risk charges	(22)	-	(120)	-
Charges for life insurance protection and
monthly administration charge	(523)	-	(1,840)	(31)
Net increase from contract owner transactions	15,404	-	21,355	2,876

Total increase in net assets	16,926	-	30,593	2,910

Net assets at beginning of year	-	-	2,910	-
Net assets at end of year	$ 16,926	$ -	$ 33,503	$ 2,910

9 Commencement was October 6, 2007; first activity in 2009.

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	115 Sub-Account		SC7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	2008
Operations:
Net investment income	$ 6,796	$ 9	$ 13,922	$ 36,068
Net realized gains (losses)	10,613	14	(144,610)	81,485
Net change in unrealized appreciation/depreciation	16,654	113	977,273	(2,053,691)
Net increase (decrease) from operations	34,063	136	846,585	(1,936,138)

Contract Owner Transactions:
Purchase payments received	41,275	(23)	407,562	451,262
Transfers between Sub-Accounts
(including the Fixed Account), net	515,596	22,529	(296,164)	270,936
Withdrawals and surrenders	(24,639)	-	(199,196)	(30,420)
Mortality and expense risk charges	(1,047)	-	(27,333)	(34,449)
Charges for life insurance protection and
monthly administration charge	(21,691)	(436)	(231,513)	(247,659)
Net increase (decrease) from contract owner transactions	509,494	22,070	(346,644)	409,670

Total increase (decrease) in net assets	543,557	22,206	499,941	(1,526,468)

Net assets at beginning of year	22,206	-	3,260,273	4,786,741
Net assets at end of year	$ 565,763	$ 22,206	$ 3,760,214	$ 3,260,273

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	117 Sub-Account		SGC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20099	2008	2009	200816
Operations:
Net investment income	$ 132	$ -	$ 29,593	$ 884
Net realized gains (losses)	1,045	-	315,403	(2,033)
Net change in unrealized appreciation/depreciation	1,107	-	757,672	(35,612)
Net increase (decrease) from operations	2,284	-	1,102,668	(36,761)

Contract Owner Transactions:
Purchase payments received	6,844	-	282,580	3,088
Transfers between Sub-Accounts
(including the Fixed Account), net	20,134	-	1,936,474	136,867
Withdrawals and surrenders	-	-	(83,876)	-
Mortality and expense risk charges	(32)	-	(17,149)	(4,090)
Charges for life insurance protection and
monthly administration charge	(1,550)	-	(176,205)	1,115
Net increase from contract owner transactions	25,396	-	1,941,824	136,980

Total increase in net assets	27,680	-	3,044,492	100,219

Net assets at beginning of year	-	-	100,219	-
Net assets at end of year	$ 27,680	$ -	$ 3,144,711	$ 100,219

9 Commencement was October 6, 2007; first activity in 2009.

16 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SDC Sub-Account		112 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200816	2009	200813
Operations:
Net investment income	$ 102,658	$ 75	$ 407	$ -
Net realized gains	60,932	5	279	1
Net change in unrealized appreciation/depreciation	52,540	215	26,264	413
Net increase from operations	216,130	295	26,950	414

Contract Owner Transactions:
Purchase payments received	728,154	11,783	139,353	-
Transfers between Sub-Accounts
(including the Fixed Account), net	6,132,213	18,783	218,693	10,063
Withdrawals and surrenders	(368,504)	(1)	-	-
Mortality and expense risk charges	(52,237)	(15)	(376)	(5)
Charges for life insurance protection and
monthly administration charge	(463,130)	(1,376)	(8,971)	(76)
Net increase from contract owner transactions	5,976,496	29,174	348,699	9,982

Total increase in net assets	6,192,626	29,469	375,649	10,396

Net assets at beginning of year	29,469	-	10,396	-
Net assets at end of year	$ 6,222,095	$ 29,469	$ 386,045	$ 10,396

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

16 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	113 Sub-Account		111 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment income	$ 465	$ -	$ 4,030	$ -
Net realized gains (losses)	18,867	(4)	3,376	-
Net change in unrealized appreciation/depreciation	20,241	1,397	90,350	4
Net increase from operations	39,573	1,393	97,756	4

Contract Owner Transactions:
Purchase payments received	154,967	46,938	99,028	-
Transfers between Sub-Accounts
(including the Fixed Account), net	10,034	-	1,512,629	451
Withdrawals and surrenders	-	1	(41)	-
Mortality and expense risk charges	(375)	(6)	(16,234)	-
Charges for life insurance protection and
monthly administration charge	(16,350)	(670)	(40,107)	-
Net increase from contract owner transactions	148,276	46,263	1,555,275	451

Total increase in net assets	187,849	47,656	1,653,031	455

Net assets at beginning of year	47,656	-	455	-
Net assets at end of year	$ 235,505	$ 47,656	$ 1,653,486	$ 455

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SLC Sub-Account		SCM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200816	2009	2008
Operations:
Net investment income	$ 12,922	$ 64	$ 3,038	$ 963
Net realized gains (losses)	269,680	(15)	(26,358)	(9,192)
Net change in unrealized appreciation/depreciation	474,579	(1,832)	72,390	(48,317)
Net increase (decrease) from operations	757,181	(1,783)	49,070	(56,546)

Contract Owner Transactions:
Purchase payments received	305,052	8,940	41,294	21,003
Transfers between Sub-Accounts
(including the Fixed Account), net	1,552,927	-	163,881	3,698
Withdrawals and surrenders	(68,772)	-	(2,076)	(4,941)
Mortality and expense risk charges	(9,682)	(25)	(1,754)	(1,568)
Charges for life insurance protection and
monthly administration charge	(166,585)	(64)	(19,391)	(9,890)
Net increase from contract owner transactions	1,612,940	8,851	181,954	8,302

Total increase (decrease) in net assets	2,370,121	7,068	231,024	(48,244)

Net assets at beginning of year	7,068	-	122,624	170,868
Net assets at end of year	$ 2,377,189	$ 7,068	$ 353,648	$ 122,624

16 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SCB Sub-Account		SPC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200816
Operations:
Net investment income	$ 985	$ 4,805	$ 190,454	$ 30
Net realized (losses) gains	(169,646)	(15,630)	93,010	(35)
Net change in unrealized appreciation/depreciation	673,183	(750,148)	417,771	94
Net increase (decrease) from operations	504,522	(760,973)	701,235	89

Contract Owner Transactions:
Purchase payments received	163,569	169,722	141,289	168
Transfers between Sub-Accounts
(including the Fixed Account), net	228,281	135,609	2,576,869	8,054
Withdrawals and surrenders	(63,839)	(52,765)	(17,316)	-
Mortality and expense risk charges	(12,320)	(17,658)	(12,120)	(1)
Charges for life insurance protection and
monthly administration charge	(130,058)	(111,386)	(172,263)	(501)
Net increase from contract owner transactions	185,633	123,522	2,516,459	7,720

Total increase (decrease) in net assets	690,155	(637,451)	3,217,694	7,809

Net assets at beginning of year	1,291,060	1,928,511	7,809	-
Net assets at end of year	$ 1,981,215	$ 1,291,060	$ 3,225,503	$ 7,809

16 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	114 Sub-Account		SC5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	2008
Operations:
Net investment income	$ 8,370	$ 367	$ 673	$ 6,003
Net realized gains (losses)	15,367	1,609	(327,900)	630,477
Net change in unrealized appreciation/depreciation	(2,826)	10,570	1,008,306	(2,028,275)
Net increase (decrease) from operations	20,911	12,546	681,079	(1,391,795)

Contract Owner Transactions:
Purchase payments received	102,762	179	229,038	298,657
Transfers between Sub-Accounts
(including the Fixed Account), net	300,615	198,183	(54,809)	(328,557)
Withdrawals and surrenders	(97)	-	(46,324)	(51,987)
Mortality and expense risk charges	(1,378)	(249)	(17,811)	(24,301)
Charges for life insurance protection and
monthly administration charge	(31,450)	(1,539)	(196,053)	(202,745)
Net increase (decrease) from contract owner transactions	370,452	196,574	(85,959)	(308,933)

Total increase (decrease) in net assets	391,363	209,120	595,120	(1,700,728)

Net assets at beginning of year	209,120	-	2,457,769	4,158,497
Net assets at end of year	$ 600,483	$ 209,120	$ 3,052,889	$ 2,457,769

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LCG Sub-Account		SC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 448	$ -	$ 88,981	$ 80,341
Net realized (losses) gains	(35,020)	(6,686)	(495,267)	358,320
Net change in unrealized appreciation/depreciation	106,825	(163,595)	1,081,206	(2,102,624)
Net increase (decrease) from operations	72,253	(170,281)	674,920	(1,663,963)

Contract Owner Transactions:
Purchase payments received	11,113	8,739	310,757	373,803
Transfers between Sub-Accounts
(including the Fixed Account), net	(28,919)	76,983	(55,418)	119,258
Withdrawals and surrenders	(9,746)	(1,008)	(145,669)	(93,008)
Mortality and expense risk charges	(1,529)	(1,737)	(20,117)	(22,561)
Charges for life insurance protection and
monthly administration charge	(27,780)	(21,060)	(170,582)	(214,278)
Net (decrease) increase from contract owner transactions	(56,861)	61,917	(81,029)	163,214

Total increase (decrease) in net assets	15,392	(108,364)	593,891	(1,500,749)

Net assets at beginning of year	226,668	335,032	2,194,245	3,694,994
Net assets at end of year	$ 242,060	$ 226,668	$ 2,788,136	$ 2,194,245

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SC2 Sub-Account		SC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 160,768	$ 219,284	$ 13,569	$ 74,053
Net realized losses	(177,344)	(188,172)	(2)	-
Net change in unrealized appreciation/depreciation	673,537	(543,966)	2	-
Net increase (decrease) from operations	656,961	(512,854)	13,569	74,053

Contract Owner Transactions:
Purchase payments received	257,893	502,576	10,944,602	5,724,969
Transfers between Sub-Accounts
(including the Fixed Account), net	(474,361)	494,879	(6,757,261)	(2,619,985)
Withdrawals and surrenders	(48,920)	(588,111)	(311,709)	(54,643)
Mortality and expense risk charges	(27,873)	(35,935)	(22,973)	(14,842)
Charges for life insurance protection and
monthly administration charge	(262,666)	(259,464)	(672,150)	(317,762)
Net (decrease) increase from contract owner transactions	(555,927)	113,945	3,180,509	2,717,737

Total increase (decrease) in net assets	101,034	(398,909)	3,194,078	2,791,790

Net assets at beginning of year	3,517,654	3,916,563	4,636,358	1,844,568
Net assets at end of year	$ 3,618,688	$ 3,517,654	$ 7,830,436	$ 4,636,358

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TBC Sub-Account		VKU Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20091	2008
Operations:
Net investment income	$ -	$ 3,902	$ -	$ -
Net realized (losses) gains	(78,387)	68,915	2	-
Net change in unrealized appreciation/depreciation	1,108,963	(1,912,423)	609	-
Net increase (decrease) from operations	1,030,576	(1,839,606)	611	-

Contract Owner Transactions:
Purchase payments received	344,142	418,989	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(432,668)	595,416	19,810	-
Withdrawals and surrenders	(189,983)	(77,681)	-	-
Mortality and expense risk charges	(29,429)	(32,298)	(28)	-
Charges for life insurance protection and
monthly administration charge	(230,552)	(239,251)	(64)	-
Net (decrease) increase from contract owner transactions	(538,490)	665,175	19,718	-

Total increase (decrease) in net assets	492,086	(1,174,431)	20,329	-

Net assets at beginning of year	2,664,319	3,838,750	-	-
Net assets at end of year	$ 3,156,405	$ 2,664,319	$ 20,329	$ -

1 Commencement was March 10, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VKM Sub-Account		VKC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20091	2008	2009	200813
Operations:
Net investment income	$ -	$ -	$ 31	$ -
Net realized gains (losses)	205	-	296	(3)
Net change in unrealized appreciation/depreciation	1,205	-	2,364	(36)
Net increase (decrease) from operations	1,410	-	2,691	(39)

Contract Owner Transactions:
Purchase payments received	1,180	-	3,173	-
Transfers between Sub-Accounts
(including the Fixed Account), net	12,481	-	23,710	935
Withdrawals and surrenders	(105)	-	(302)	-
Mortality and expense risk charges	(20)	-	(234)	(1)
Charges for life insurance protection and
monthly administration charge	(983)	-	(1,041)	(10)
Net increase from contract owner transactions	12,553	-	25,306	924

Total increase in net assets	13,963	-	27,997	885

Net assets at beginning of year	-	-	885	-
Net assets at end of year	$ 13,963	$ -	$ 28,882	$ 885

1 Commencement was March 10, 2008; first activity in 2009.

13 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VLC Sub-Account		VGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	2009	2008
Operations:
Net investment income	$ 2,200	$ -	$ 28,051	$ 15,938
Net realized gains (losses)	62	(31)	(57,930)	14,011
Net change in unrealized appreciation/depreciation	844	(17)	187,462	(324,997)
Net increase (decrease) from operations	3,106	(48)	157,583	(295,048)

Contract Owner Transactions:
Purchase payments received	2,498	801	76,998	113,967
Transfers between Sub-Accounts
(including the Fixed Account), net	147,735	-	111,907	(96,529)
Withdrawals and surrenders	-	-	(29,159)	(5,941)
Mortality and expense risk charges	(31)	(1)	(5,703)	(6,281)
Charges for life insurance protection and
monthly administration charge	(2,944)	(135)	(43,373)	(45,899)
Net increase (decrease) from contract owner transactions	147,258	665	110,670	(40,683)

Total increase (decrease) in net assets	150,364	617	268,253	(335,731)

Net assets at beginning of year	617	-	627,746	963,477
Net assets at end of year	$ 150,981	$ 617	$ 895,999	$ 627,746

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	USC Sub-Account
	December 31,	December 31,
	2009	200814
Operations:
Net investment income	$ -	$ -
Net realized losses	(4,575)	(232)
Net change in unrealized appreciation/depreciation	21,465	(7,988)
Net increase (decrease) from operations	16,890	(8,220)

Contract Owner Transactions:
Purchase payments received	19,965	41,593
Transfers between Sub-Accounts
(including the Fixed Account), net	755	2,067
Withdrawals and surrenders	(473)	(1)
Mortality and expense risk charges	(143)	(53)
Charges for life insurance protection and
monthly administration charge	(3,239)	(761)
Net increase from contract owner transactions	16,865	42,845

Total increase in net assets	33,755	34,625

Net assets at beginning of year	34,625	-
Net assets at end of year	$ 68,380	$ 34,625

14 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2009

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account I (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on August 25, 1999 as a funding vehicle for variable portion of Protector contracts, Protector II contracts, Accumulator contracts, Accumulator II contracts, Survivorship contracts, Sun Executive VUL contracts, Prime VUL contracts, Sun Protector VUL contracts and certain other individual variable universal life insurance contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, selected by contract owners from available mutual funds registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law.

New and Adopted Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Variable Account adopted FASB ASC Topic 105 on December 31, 2009 and has updated all disclosures to reference the codification herein.

The Variable Account has adopted certain provisions of FASB ASC Topic 855, “Subsequent Events,” which were originally issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheets date, and the disclosures that the reporting entity should make about the subsequent events.  This guidance is effective for interim reporting periods ending after June 15, 2009.

In February 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Variable Account’s management in accordance with ASU No. 2010-09.

The Variable Account has adopted certain provisions of FASB ASC Topic 820, “Fair Value Measurements”, which were originally issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320, “Investments- Debt and Equity Securities”.  The Variable Account adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In August 2009, the FASB issued ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update will amend FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Variable Account will adopt this guidance on January 1, 2010.  The Sponsor does not expect the adoption of this guidance to have a material impact on the Variable Account’s financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Pronouncements Not Yet Adopted (continued)

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Variable Account adopted this guidance on January 1, 2010, and will include the new disclosures prospectively, as required.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to the Funds and charge a management fees at an annual rate ranging from 0.55% to 1.05% and 0.13 to 1.05% of the Funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Sun Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life and Survivorship Products the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates are either 0.10% or 0.12% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products.

Administration charges
An account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Sun Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased.  For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Sun Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Executive Product the charge on premiums up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter.  The charge on premium in excess of Target Premium will not exceed 5%.  The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Sun Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

4. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Sun Executive Product and Sun Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor.  These amounts are reflected in the “Withdrawals and Surrenders” line of the Statement of Changes in Net Assets for each Sub-Account.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

5. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
AI1	$89,111	$317,133
AI3	84,664	171,966
IV1	-	17,867
AI4	1,066,130	1,599,671
ASC	7,427	34,583
AL2	2,833	17,029
AL4	122,466	43,716
AL3	-	11,540
AVB	153,959	2,761
AN2	-	11,383
AN3	340,036	367,397
IVB	34,952	27,599
AVW	1,408	2,455
308	8,491	3,105
301	14,746	847
304	646	27
307	20,971	411
306	54,372	169
303	97,949	2,682
302	24,973	1,854
305	147,339	6,462
300	29,020	2,850
9XX	437,708	77,529

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MCC	$136,747	$51,950
DGO	252,579	46,122
DMC	291,794	407,113
SCV	374,530	589,755
SSC	786,355	548,335
FVB	78,689	5,332
FL1	295,672	63,420
FL6	448,671	1,339,975
F15	174,523	11,945
F20	73,834	20,191
F30	105,908	61,592
FL8	222,225	503,082
FIS	608,508	216,527
FL4	2,229,017	1,108,663
FVM	133,553	47,872
FL5	2,785,360	3,126,206
FL7	988,036	789,923
SGI	213,382	30,225
S17	85,838	2,108
ISC	26,692	3,236
FVS	96,546	52,274
SIC	30,409	2,737
FGF	24	20
FMS	99,297	22,819
FTI	886,251	724,870
FTG	157,012	164,119
GS4	97,015	206,808
GS8	5,750	124,352
GS5	61,293	266,520
GS2	23,801	84,546
GSE	10,695	1,581
GS3	575,819	931,053
LA1	77,263	1,685,120
LA2	84,373	2,087,740
MBI	282,576	141,895
MBO	208,327	55,559
MCA	176,924	84,773
MTC	168,343	61,770
MIT	197,252	481,861
MF7	25,282	6,720
CAS	1,962	183,236
EM1	653,174	367,868
GSS	904,802	1,181,248
MFK	61,677	2,900
EGS	1,615	35,785
HYS	601,136	487,879
IGS	198,756	5,869

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
IG1	$39,836	$1,084
MIS	314,889	162,772
NWD	219,990	408,513
RI1	19,338	2,122
TRS	684,872	1,181,519
MFJ	27,869	1,985
UTS	193,074	321,570
MFE	40,950	31,615
MVS	431,586	307,960
MV1	138,624	36,206
OCF	75,032	126,732
OCA	18,625	9,526
OGG	6,548	6,361
OMG	25,853	14,649
PCR	243,852	38,689
PMB	513,050	600,092
PHY	235,979	1,952,559
PLD	303,454	6,727,921
PRR	491,889	636,063
PTR	3,574,746	1,256,689
OP3	93	34,469
OP1	3,989	201,104
OP4	319	13,797
OP2	337	34,434
116	16,388	457
118	34,152	11,312
115	583,596	58,452
SC7	531,366	864,088
117	30,233	3,966
SGC	2,763,175	535,641
SDC	7,540,300	1,416,743
112	456,809	107,700
113	273,850	125,095
111	1,614,616	55,241
SLC	2,244,640	397,826
SCM	214,591	29,599
SCB	533,721	347,103
SPC	3,583,766	799,564
114	761,011	375,698
SC5	314,582	399,868
LCG	11,582	67,995
SC3	596,226	570,061
SC2	1,203,122	1,596,100
SC1	13,903,160	10,709,082
TBC	421,949	960,439
VKU	19,810	92
VKM	13,822	1,269

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
VKC	$27,068	$1,731
VLC	152,409	2,951
VGI	247,759	109,038
USC	26,732	9,867

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2009 were as follows:

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
AI1	15,053	(49,955)	(34,902)
AI3	4,256	(13,432)	(9,176)
IV1	4	(2,686)	(2,682)
AI4	27,984	(53,109)	(25,125)
ASC	4	(4,363)	(4,359)
AL2	-	(2,285)	(2,285)
AL4	12,116	(4,139)	7,977
AL3	-	(1,199)	(1,199)
AVB	13,804	(161)	13,643
AN2	-	(2,131)	(2,131)
AN3	42,443	(55,425)	(12,982)
IVB	3,895	(2,665)	1,230
AVW	8	(78)	(70)
308	883	(327)	556
301	1,409	(83)	1,326
304	61	(3)	58
307	1,710	(34)	1,676
306	4,469	(14)	4,455
303	9,124	(258)	8,866
302	2,289	(172)	2,117
305	15,043	(721)	14,322
300	2,415	(274)	2,141
9XX	36,718	(2,498)	34,220
MCC	17,704	(2,205)	15,499
DGO	23,261	(3,712)	19,549
DMC	35,727	(51,615)	(15,888)
SCV	14,463	(33,590)	(19,127)
SSC	158,097	(150,149)	7,948
FVB	7,342	(563)	6,779
FL1	40,044	(4,511)	35,533
FL6	46,570	(122,556)	(75,986)
F15	23,354	(1,819)	21,535
F20	9,040	(2,645)	6,395
F30	6,334	(932)	5,402
FL8	16,774	(56,341)	(39,567)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
FIS	60,331	(4,068)	56,263
FL4	254,490	(167,613)	86,877
FVM	14,973	(2,046)	12,927
FL5	120,416	(152,247)	(31,831)
FL7	134,072	(124,358)	9,714
SGI	23,092	(2,575)	20,517
S17	7,893	(189)	7,704
ISC	3,253	(480)	2,773
FVS	8,136	(3,982)	4,154
SIC	2,916	(289)	2,627
FGF	2	(2)	-
FMS	10,849	(1,364)	9,485
FTI	38,490	(51,038)	(12,548)
FTG	7,302	(9,606)	(2,304)
GS4	2,670	(15,598)	(12,928)
GS8	-	(12,560)	(12,560)
GS5	5,235	(32,414)	(27,179)
GS2	1,394	(6,980)	(5,586)
GSE	1,785	(290)	1,495
GS3	42,815	(99,503)	(56,688)
LA1	5,665	(222,804)	(217,139)
LA2	4,712	(266,083)	(261,371)
MBI	27,284	(8,225)	19,059
MBO	25,233	(5,219)	20,014
MCA	18,959	(5,606)	13,353
MTC	24,025	(7,773)	16,252
MIT	15,292	(54,994)	(39,702)
MF7	2,475	(692)	1,783
CAS	-	(24,206)	(24,206)
EM1	56,396	(7,520)	48,876
GSS	20,018	(53,933)	(33,915)
MFK	5,737	(354)	5,383
EGS	47	(4,549)	(4,502)
HYS	21,333	(27,838)	(6,505)
IGS	19,651	(665)	18,986
IG1	3,370	(147)	3,223
MIS	38,501	(21,156)	17,345
NWD	16,567	(42,681)	(26,114)
RI1	2,948	(345)	2,603
TRS	23,065	(76,045)	(52,980)
MFJ	3,116	(211)	2,905
UTS	10,177	(25,888)	(15,711)
MFE	3,775	(2,549)	1,226
MVS	21,911	(14,968)	6,943
MV1	17,052	(3,702)	13,350
OCF	6,457	(10,908)	(4,451)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
OCA	2,296	(737)	1,559
OGG	37	(24)	13
OMG	2,882	(1,181)	1,701
PCR	28,793	(4,713)	24,080
PMB	10,386	(18,577)	(8,191)
PHY	1,496	(142,053)	(140,557)
PLD	5,850	(587,733)	(581,883)
PRR	21,220	(45,027)	(23,807)
PTR	169,627	(59,174)	110,453
OP3	-	(2,549)	(2,549)
OP1	-	(23,710)	(23,710)
OP4	-	(1,298)	(1,298)
OP2	-	(1,547)	(1,547)
116	1,571	(54)	1,517
118	2,876	(242)	2,634
115	55,690	(4,738)	50,952
SC7	39,225	(72,587)	(33,362)
117	2,612	(153)	2,459
SGC	421,872	(52,705)	369,167
SDC	660,210	(85,060)	575,150
112	32,259	(842)	31,417
113	15,902	(1,612)	14,290
111	150,987	(5,282)	145,705
SLC	340,403	(44,894)	295,509
SCM	19,367	(2,192)	17,175
SCB	53,523	(28,167)	25,356
SPC	323,792	(24,027)	299,765
114	36,013	(2,939)	33,074
SC5	23,408	(32,193)	(8,785)
LCG	1,713	(10,479)	(8,766)
SC3	6,566	(8,278)	(1,712)
SC2	19,298	(60,897)	(41,599)
SC1	1,036,653	(735,401)	301,252
TBC	32,586	(83,575)	(50,989)
VKU	1,802	(8)	1,794
VKM	1,132	(92)	1,040
VKC	2,659	(156)	2,503
VLC	19,382	(384)	18,998
VGI	15,436	(6,393)	9,043
USC	2,810	(523)	2,287

7.  FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. FASB ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. FASB ASC Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with FASB ASC Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2009, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the FASB ASC Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Variable Account reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Fair Value Hierarchy

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$ 159,711,836	$ -	$ -	$ 159,711,836

Total assets measured at fair
value on a recurring basis	$ 159,711,836	$ -	$ -	$ 159,711,836
The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
AI1
2009	181,051	$ 6.4500	to	$ 8.0528	$ 1,414,000	0.62%	20.37%	to	21.08%
2008	215,953	5.3537	to	6.6898	1,390,983	-	(42.83)	to	(42.49)
2007	257,402	9.3564	to	11.7014	2,882,836	-	11.36	to	12.01
2006	186,833	8.3900	to	10.5100	1,873,718	0.06	5.68	to	6.30
2005	124,767	7.9400	to	9.9400	1,184,367	0.07	8.20	to	8.84
AI3
2009	108,278	8.7747	to	11.1214	1,038,205	1.85	(12.25)	to	28.30
2008	117,454	6.8393	to	8.6685	898,682	2.50	(30.55)	to	(1.23)
2007	104,529	10.0665	to	12.4085	1,196,749	1.09	7.48	to	8.12
2006	116,873	9.3600	to	11.4800	1,249,292	0.65	16.02	to	16.70
2005	115,293	8.0600	to	9.8300	1,006,051	1.34	4.70	to	5.31
IV1
2009	21,272	8.7408 to 8.7408			185,937	-	42.44 to 42.44
2008	23,954	6.1364 to 6.1364			146,994	-	(48.08) to (48.08)
2007	26,669	11.8182 to 11.8182			315,184	-	12.19 to 12.19
2006	30,465	10.5300 to 10.5300			320,935	-	16.11 to 16.11
2005	34,056	9.0700 to 9.0700			308,975	-	10.72 to 10.72
AI4
2009	536,272	7.7075	to	16.0202	7,145,969	1.49	34.45	to	35.24
2008	561,397	5.6990	to	11.8456	5,823,084	0.59	(40.73)	to	(32.10)
2007	440,852	9.5589	to	19.8683	8,522,862	0.46	(0.32)	to	14.72
2006	351,267	13.0900	to	17.3200	5,892,590	1.26	27.49	to	28.23
2005	240,420	10.2600	to	13.5100	3,108,700	0.74	17.24	to	17.93
ASC
2009	24,263	8.1467 to 8.1467			200,682	0.17	21.29 to 21.29
2008	28,622	6.7168 to 6.7168			192,246	-	(31.31) to (31.31)
20073	33,240	9.7784 to 9.7784			325,036	0.04	(2.22) to (2.22)
AL2
2009	14,249	7.9823	to	10.2303	124,190	2.56	31.40	to	32.17
2008	16,534	6.0694	to	7.7854	109,864	2.10	(39.82)	to	(39.47)
2007	23,752	10.0773	to	12.9374	268,405	0.78	9.49	to	10.13
2006	25,907	9.2000	to	11.8200	267,204	1.28	8.67	to	9.31
2005	43,301	8.4500	to	10.8700	397,580	1.13	2.84	to	3.44
AL4
2009	40,214	12.6660 to 12.6660			509,393	-	51.70 to 51.70
2008	32,237	8.3491 to 8.3491			269,149	0.17	(58.36) to (58.36)
2007	31,471	20.0484 to 20.0484			630,937	-	31.56 to 31.56
2006	23,352	15.2400 to 15.2400			355,866	-	10.14 to 10.14
2005	21,906	13.8400 to 13.8400			303,096	-	9.82 to 9.82

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
AL3
2009	7,746	$ 8.9741	to	$ 12.9964	$ 88,656	-%	44.66%	to	45.51%
2008	8,945	6.1983	to	8.9318	71,178	-	(46.91)	to	(46.60)
2007	10,379	11.6659	to	16.7264	154,544	-	16.56	to	17.24
2006	11,152	10.0000	to	14.2700	142,682	-	19.32	to	20.02
2005	12,298	8.3700	to	11.8900	131,262	-	16.20	to	16.88
AVB
20094	13,643	11.2538	to	11.3233	154,457	0.01	12.54	to	13.23
AN2
2009	17,597	7.2870 to 7.2870			128,238	-	53.14 to 53.14
2008	19,728	4.7584 to 4.7584			93,876	-	(47.46) to (47.46)
2007	21,491	9.0574 to 9.0574			194,661	-	19.89 to 19.89
2006	22,621	7.5500 to 7.5500			170,887	-	8.38 to 8.38
2005	24,780	6.9700 to 6.9700			172,732	-	3.65 to 3.65
AN3
2009	272,847	9.4418 to 9.4418			2,574,972	3.58	20.35 to 20.35
2008	285,829	7.8453 to 7.8453			2,242,424	1.75	(40.69) to (40.69)
2007	296,128	13.2284 to 13.2284			3,917,305	1.16	4.86 to 4.86
2006	356,895	12.6200 to 12.6200			4,503,178	1.13	16.98 to 16.98
2005	334,161	10.7800 to 10.7800			3,603,531	1.24	4.60 to 4.60
IVB
2009	13,687	5.9951 to 5.9951			82,050	1.20	34.36 to 34.36
2008	12,457	4.4620 to 4.4620			55,584	0.12	(53.28)	to	(46.24)
20075	18	9.5509 to 9.5509			168	-	0.89 to 0.89
AVW
20096	-	- to -			-	2.53	7.02	to	26.67
20087	70	8.5479 to 8.5479			598	-	0.48	to	0.48
308
20098	556	11.0654 to 11.0654			6,146	3.65	10.65 to 10.65
301
20098	1,326	10.9707 to 10.9707			14,542	5.71	9.71 to 9.71
304
20098	58	12.6273 to 12.6273			729	2.42	26.27 to 26.27
307
20098	1,676	12.3316 to 12.3316			20,672	8.27	23.32 to 23.32
306
20098	4,455	12.7259 to 12.7259			56,695	0.34	27.26 to 27.26
303
20098	8,866	11.7094 to 11.7094			103,806	1.45	17.09 to 17.09
302
20098	2,117	11.3203 to 11.3203			23,960	5.64	13.20 to 13.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
305
20098	14,322	$ 12.1330 to $ 12.1330			$ 173,779	9.82%	21.33% to 21.33%
300
2009	4,108	12.7694 to 12.7694			52,457	2.25	43.07 to 43.07
20087	1,967	8.9252 to 8.9252			17,559	7.63	10.66 to 10.66
9XX
2009	34,581	11.7250	to	11.8099	408,326	2.84	18.10	to	20.92
20087	361	9.7535	to	9.7669	3,524	1.79	5.67	to	7.97
MCC
2009	22,760	6.9316 to 6.9316			157,767	-	26.80 to 26.80
2008	7,261	5.4666 to 5.4666			39,695	-	(40.25)	to	(6.17)
20075	17	9.7207 to 9.7207			167	-	0.21 to 0.21
DGO
2009	41,016	14.4372 to 14.4372			592,145	-	45.41 to 45.41
2008	21,467	9.9289 to 9.9289			213,145	-	(40.55) to (40.55)
2007	8,594	16.70066.7006			143,521	-	12.96 to 12.96
2006	7,498	14.7800 to 14.7800			110,853	-	6.36 to 6.36
2005	9,097	13.9000 to 13.9000			126,460	-	11.40 to 11.40
DMC
2009	216,472	11.2904	to	11.6526	2,517,864	1.41	34.72	to	35.51
2008	232,360	8.3806	to	8.5992	1,994,538	0.94	(40.77)	to	(40.42)
2007	224,645	14.1488	to	14.4327	3,236,982	0.43	0.90	to	1.50
2006	289,998	14.0200	to	14.2200	4,121,919	0.35	7.12	to	7.75
2005	234,302	13.0900	to	13.2000	3,089,604	0.03	8.54	to	9.17
SCV
2009	145,012	14.9638 to 14.9638			2,163,984	2.05	29.70 to 29.70
2008	164,139	11.5368 to 11.5368			1,893,647	1.64	(33.42) to (33.42)
2007	155,065	17.3273 to 17.3273			2,686,861	0.83	3.06 to 3.06
2006	116,029	16.8100 to 16.8100			1,950,850	0.65	25.06 to 25.06
2005	66,869	13.4400 to 13.4400			898,990	0.33	10.25 to 10.25
SSC
2009	226,705	8.0147	to	18.0024	3,687,150	1.57	(19.85)	to	26.27
2008	218,757	6.3473	to	14.2570	2,930,274	1.29	(34.33)	to	(28.11)
2007	185,951	21.7084	to	21.7084	4,036,707	0.57	(2.16)	to	(2.16)
2006	151,365	22.1900	to	22.1900	3,365,461	0.31	17.19	to	17.19
2005	118,476	18.9300	to	18.9300	2,243,091	0.40	3.99	to	3.99
FVB
2009	7,528	12.1884	to	12.2637	92,255	3.10	22.64	to	38.32
20087	749	8.8556	to	8.8661	6,636	1.12	3.28	to	5.36
FL1
2009	44,287	7.6306 to 7.6306			337,981	2.08	35.47 to 35.47
20089	8,754	5.6328 to 5.6328			49,310	1.40	(39.34)	to	(39.00)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For the year ended December 31
				Investment
		Unit Value	Net	Income	Total Return
	Units	lowest to highest	Assets	Ratio1	lowest to highest2
FL6
2009	438,267	$ 14.8682 to $ 14.8682	$ 6,492,311	1.26%	35.66% to 35.66%
2008	514,253	10.9595 to 10.9595	5,635,977	0.94	(42.61) to (42.61)
2007	495,829	19.0976 to 19.0976	9,469,137	0.91	17.51 to 17.51
2006	414,771	16.2500 to 16.2500	6,730,499	1.18	11.59 to 11.59
2005	326,818	14.5600 to 14.5600	4,759,899	0.15	16.85 to 16.85
F15
200910	21,535	8.9657 to 8.9657	193,076	4.34	(10.34) to (10.34)
F20
2009	11,047	8.4819 to 8.4819	93,695	4.92	28.55 to 28.55
20089	4,652	6.5983 to 6.5983	30,694	7.93	(29.35)	to	(14.69)
F30
2009	16,583	7.9139 to 7.9139	131,235	2.24	(20.86)	to	31.18
20089	11,181	6.0329	67,457	4.50	(25.20)	to	(9.69)
FL8
2009	219,951	7.7999 to 7.7999	1,718,714	0.32	28.15 to 28.15
2008	259,518	6.0866 to 6.0866	1,579,581	0.75	(47.23) to (47.23)
2007	256,969	11.5349 to 11.5349	2,964,187	0.58	26.87 to 26.87
2006	228,802	9.0900 to 9.0900	2,093,330	0.19	6.73 to 6.73
2005	133,080	8.5200 to 8.5200	1,133,632	0.36	5.67 to 5.67
FIS
2009	134,563	7.7507 to 7.7507	1,042,911	3.12	(22.49)	to	26.30
20089	78,300	6.1367 to 6.1367	480,503	3.30	(27.99)	to	(26.26)
FL4
2009	1,254,971	9.8400 to 9.8400	12,298,049	2.62	26.48 to 26.48
2008	1,168,094	7.7796 to 7.7796	9,087,324	2.16	(37.07) to (37.07)
2007	1,173,459	12.3616 to 12.3616	14,505,847	3.50	5.34 to 5.34
2006	1,235,790	11.7300 to 11.7300	14,503,213	1.47	15.61 to 15.61
2005	1,030,028	10.1500 to 10.1500	10,454,905	1.68	4.71 to 4.71
FVM
2009	26,624	8.1856 to 8.1856	217,937	0.60	39.75 to 39.75
20089	13,697	5.8573 to 5.8573	80,225	0.59	(38.21)	to	1.45
FL5
2009	786,330	12.4036 to 12.4036	9,744,873	0.63	0.62 to 0.62
2008	818,161	12.3273 to 12.3273	10,085,719	2.87	2.92 to 2.92
2007	831,604	11.9776 to 11.9776	9,960,649	4.96	5.11 to 5.11
2006	890,859	11.4000 to 11.4000	10,150,547	4.66	4.77 to 4.77
2005	1,092,670	10.8800 to 10.8800	11,884,328	2.90	2.93 to 2.93

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
FL7
2009	552,943	$ 12.2366 to $ 12.2366			$ 6,761,509	2.15%	26.44% to 26.44%
2008	543,229	9.6779 to 9.6779			5,257,309	2.98	(43.86) to (43.86)
2007	418,763	17.2402 to 17.2402			7,219,555	3.17	17.21 to 17.21
2006	421,594	14.7100 to 14.7100			6,206,851	0.70	17.95 to 17.95
2005	370,882	12.4700 to 12.4700			4,625,303	0.52	18.97 to 18.97
SGI
2009	32,107	9.5047 to 9.5047			305,187	0.81	20.25 to 20.25
20089	11,590	7.9038 to 7.9038			91,602	2.05	(20.54)	to	7.56
S17
2009	7,704	11.4552	to	11.5381	88,885	7.03	14.55	to	30.25
20087	-	8.8584	to	8.8584	-	9.01	5.67 to 5.67
ISC
2009	6,230	9.3758 to 9.3758			58,414	8.34	(6.24)	to	35.59
2008	3,457	6.9146 to 6.9146			23,906	5.26	(29.66) to (29.66)
20075	3,224	9.8296 to 9.8296			31,688	-	(1.70) to (1.70)
FVS
2009	37,465	8.3771 to 8.3771			313,866	1.66	29.16 to 29.16
2008	33,311	6.4860 to 6.4860			216,052	0.38	(33.02)	to	(32.80)
20075	1,119	9.6829 to 9.6829			10,830	-	(3.17)	to	1.00
SIC
2009	2,648	11.1002 to 11.1002			29,386	5.29	11.00	to	25.75
20089	21	8.8273 to 8.8273			183	-	6.22 to 6.22
FGF
2009	5	11.2872 to 11.2872			55	3.80	3.09 to 3.09
20089	5	10.9484 to 10.9484			51	-	5.01 to 5.01
FMS
2009	49,917	7.7247 to 7.7247			385,592	1.85	26.05 to 26.05
20089	40,432	6.1284 to 6.1284			247,779	0.08	(28.46)	to	4.25
FTI
2009	254,053	20.7486 to 20.7486			5,261,668	3.23	37.04 to 37.04
2008	266,601	15.1403 to 15.1403			4,036,407	2.32	(40.38) to (40.38)
2007	274,235	25.3936 to 25.3936			6,963,811	1.94	15.46 to 15.46
2006	299,049	21.9900 to 21.9900			6,578,061	1.26	21.44 to 21.44
2005	242,295	18.1100 to 18.1100			4,388,017	1.18	10.17 to 10.17
FTG
2009	90,397	11.2113	to	16.7253	1,508,570	3.21	12.11	to	31.10
2008	92,701	8.6044	to	12.7573	1,182,499	1.83	1.61 to 1.61
2007	98,456	22.1185 to 22.1185			2,177,683	1.40	2.35 to 2.35
2006	84,981	21.6100 to 21.6100			1,836,551	1.33	21.81 to 21.81
2005	56,779	17.7400 to 17.7400			1,007,375	1.10	8.86 to 8.86

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
GS4
2009	19,022	$ 10.6454	to	$ 11.2187	$ 207,559	1.46%	17.63%	to	17.73%
2008	31,950	9.0499	to	9.5292	296,626	1.62	(34.90)	to	(34.85)
2007	41,513	13.9025	to	14.6262	587,235	1.84	0.90	to	0.99
2006	39,319	13.7800	to	14.4800	557,007	1.74	21.92	to	22.02
2005	39,112	11.3000	to	11.8700	448,410	1.79	3.33	to	3.41
GS8
2009	26,778	13.2345	to	13.6591	364,473	1.68	32.38	to	33.15
2008	39,338	9.9976	to	10.2582	399,609	0.86	(37.42)	to	(37.05)
2007	55,785	15.9755	to	16.2960	901,399	0.70	2.60	to	3.20
2006	68,934	15.5700	to	15.7900	1,086,429	0.81	15.49	to	16.16
2005	101,376	13.4800	to	13.5900	1,375,110	0.78	12.17	to	12.83
GS5
2009	67,408	8.8373	to	10.1689	634,451	1.68	27.94	to	28.05
2008	94,587	6.9016	to	7.9484	707,392	2.96	(46.27)	to	(46.23)
2007	97,648	12.8348	to	14.7941	1,358,564	1.33	7.25	to	7.34
2006	102,983	11.9600	to	13.7900	1,327,436	1.65	21.39	to	21.50
2005	110,987	9.8400	to	11.3600	1,171,628	0.33	13.04	to	13.14
GS2
2009	15,260	13.5372	to	13.8317	209,035	1.08	26.93	to	27.04
2008	20,846	10.6559	to	10.8970	224,991	0.67	(34.41)	to	(34.35)
2007	21,273	16.2320	to	16.6135	350,385	0.39	(16.97)	to	(16.90)
2006	19,409	19.5300	to	20.0100	386,560	0.69	11.62	to	11.71
2005	19,634	17.4900	to	17.9300	348,139	0.25	5.45	to	5.54
GSE
2009	2,674	7.3105 to 7.3105			19,549	2.34	20.89 to 20.89
20089	1,179	6.0472 to 6.0472			7,130	3.02	(29.04) to (29.04)
GS3
2009	341,643	8.3384	to	9.1889	3,088,790	2.02	20.44	to	21.15
2008	398,331	6.9174	to	7.5850	2,951,756	1.77	(37.37)	to	(37.00)
2007	318,747	11.0350	to	12.0395	3,740,205	1.35	(2.20)	to	(1.63)
2006	144,902	11.2700	to	12.2400	1,704,656	1.10	12.23	to	12.89
2005	145,363	10.0400	to	10.8400	1,513,737	0.84	5.89	to	6.51
LA1
200911	-	- to -			-	-	(22.29) to (22.29)
2008	217,139	6.1984	to	9.3043	2,018,705	1.64	(36.42)	to	(25.72)
2007	180,307	14.6341	to	14.6341	2,638,628	1.44	3.44 to 3.44
2006	108,969	14.1500	to	14.1500	1,541,818	1.73	17.27 to 17.27
2005	57,041	12.0600	to	12.0600	688,141	2.08	3.25 to 3.25

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
LA2
200912	-	$ - to $ -			$ -	-%	(14.46)% to (14.46)%
2008	261,371	5.7686	to	8.9738	2,321,832	1.42	(39.36)	to	(31.82)
2007	205,509	9.5121	to	14.7973	3,040,890	0.54	0.58	to	0.58
2006	103,941	14.7100	to	14.7100	1,529,163	0.56	12.23	to	12.23
2005	90,528	13.1100	to	13.1100	1,186,695	0.64	8.22	to	8.22
MBI
2009	37,634	7.4931 to 7.4931			281,990	3.70	25.28 to 25.28
2008	18,575	5.9811 to 5.9811			111,098	10.34	(39.84) to (39.84)
20075	17	9.9425 to 9.9425			167	-	(0.58) to (0.58)
MBO
2009	33,125	8.1817 to 8.1817			271,021	0.66	24.58 to 24.58
200813	13,111	6.5674 to 6.5674			86,107	0.04	(35.63) to (35.63)
MCA
2009	28,284	8.7895 to 8.7895			248,616	0.05	48.61 to 48.61
2008	14,931	5.9146 to 5.9146			88,312	-	(39.15) to (39.15)
20075	19	10.2029 to 10.2029			194	-	2.03 to 2.03
MTC
2009	34,068	7.2611 to 7.2611			247,366	0.56	37.40 to 37.40
2008	17,816	5.2845 to 5.2845			94,145	0.02	(48.97) to (48.97)
20075	27	10.3561 to 10.3561			278	-	3.56 to 3.56
MIT
2009	127,111	9.3535	to	10.0037	1,233,549	2.23	24.53	to	25.26
2008	166,813	7.5110	to	7.9865	1,300,722	1.51	(35.33)	to	(34.95)
2007	155,066	11.6145	to	12.2773	1,858,350	1.12	5.33	to	5.95
2006	158,329	11.0300	to	11.5900	1,801,223	0.80	12.65	to	13.30
2005	160,325	9.7900	to	10.2300	1,608,566	0.80	7.08	to	7.70
MF7
2009	2,540	11.3812 to 11.3812			28,911	2.67	13.81	to	27.66
20089	757	8.9152 to 8.9152			6,747	-	1.46	to	3.43
CAS
200914	-	- - -			-	1.41	36.52	to	37.26
2008	24,206	4.9176	to	5.8969	138,869	0.49	(37.39)	to	(37.02)
2007	27,846	7.8478	to	9.3637	254,751	0.20	10.49	to	11.14
2006	31,485	7.1000	to	8.4300	261,668	0.21	5.75	to	6.37
2005	39,568	6.7100	to	7.9200	309,208	0.55	0.33	to	0.92
EM1
2009	103,123	7.2881 to 7.2881			751,594	1.75	68.13 to 68.13
2008	54,247	4.3349 to 4.3349			235,156	0.03	(55.47)	to	(50.79)
20075	14	9.6745 to 9.6745			139	-	0.12 to 0.12

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
GSS
2009	309,497	$ 15.7297	to	$ 17.0060	$ 4,899,415	5.04%	3.89%	to	4.49%
2008	343,412	15.0533	to	16.3700	5,206,939	5.24	7.91	to	8.55
2007	320,778	13.8681	to	15.1698	4,493,721	4.80	6.55	to	7.18
2006	256,685	12.9400	to	14.2400	3,372,649	4.64	3.08	to	3.68
2005	228,634	12.4800	to	13.8100	2,904,730	4.46	1.71	to	2.30
MFK
20094	5,383	10.8010 to 10.8010			58,143	4.93	8.01 to 8.01
EGS
2009	29,997	6.4798	to	9.4973	274,202	0.28	36.93	to	37.74
2008	34,499	4.7281	to	6.9357	230,099	0.24	(37.70)	to	(37.33)
2007	46,721	7.5825	to	11.1325	496,799	-	20.54	to	21.25
2006	53,802	6.2900	to	9.2400	475,771	-	7.39	to	8.02
2005	61,332	5.8500	to	8.6000	503,177	-	8.50	to	9.14
HYS
2009	159,208	15.0516	to	16.1108	2,548,049	9.45	49.48	to	50.36
2008	165,713	10.0606	to	10.7151	1,764,149	9.08	(30.07)	to	(29.66)
2007	166,361	14.3752	to	15.2339	2,516,512	6.82	1.33	to	1.93
2006	219,625	14.1700	to	14.9500	3,267,820	7.75	9.75	to	10.39
2005	200,681	12.9000	to	13.5400	2,704,033	8.34	1.60	to	2.19
IGS
200915	18,986	12.5510 to 12.5510			238,299	0.62	25.51 to 25.51
IG1
200916	3,223	12.5096 to 12.5096			40,322	0.05	25.10 to 25.10
MIS
2009	179,443	7.4252	to	8.9034	1,531,181	0.85	39.32	to	40.14
2008	162,098	5.3250	to	6.3533	1,003,025	0.62	(37.58)	to	(37.22)
2007	161,651	8.5240	to	10.1301	1,599,524	0.37	10.88	to	11.53
2006	164,036	7.6800	to	9.1400	1,467,362	0.09	7.04	to	7.67
2005	148,002	7.1700	to	8.5400	1,229,966	0.49	3.77	to	4.37
NWD
2009	115,441	10.6921	to	15.9710	1,265,806	-	62.01	to	62.96
2008	141,555	6.5611	to	9.8578	947,939	-	(39.93)	to	(39.57)
2007	148,834	10.8576	to	16.4093	1,656,055	-	1.96	to	2.56
2006	127,257	10.5900	to	16.0900	1,411,591	-	12.51	to	13.17
2005	123,740	9.3500	to	14.3000	1,210,548	-	4.59	to	5.21
RI1
2009	3,154	7.3750 to 7.3750			23,261	1.75	30.50 to 30.50
20089	551	5.6513 to 5.6513			3,115	-	(30.26)	to	(27.04)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
TRS
2009	282,974	$ 13.3889	to	$ 15.4383	$ 3,945,708	3.67%	33.89%	to	54.38%
2008	335,954	11.3378	to	13.1385	3,970,374	3.36	(22.01)	to	(21.55)
2007	356,492	14.4521	to	16.8316	5,414,571	2.86	3.71	to	4.32
2006	336,951	13.8500	to	16.2200	4,942,494	2.73	11.57	to	12.22
2005	350,371	12.3400	to	14.5200	4,561,624	2.53	2.42	to	3.02
MFJ
2009	2,973	9.1158 to 9.1158			27,102	0.80	(8.84)	to	17.81
20089	68	7.7380 to 7.7380			524	-	(17.07) to (17.07)
UTS
2009	92,392	17.2354	to	21.0250	1,656,708	4.91	32.60	to	33.37
2008	108,103	12.9227	to	15.8563	1,458,781	1.86	(37.43)	to	(37.06)
2007	99,503	20.5326	to	25.3420	2,140,821	1.29	27.83	to	28.58
2006	99,015	15.9700	to	19.8300	1,685,709	2.62	31.51	to	32.28
2005	82,133	12.0700	to	15.0700	1,069,705	0.98	16.61	to	17.29
MFE
2009	5,833	8.4464 to 8.4464			49,268	5.11	33.10 to 33.10
20089	4,607	6.3461 to 6.3461			29,235	0.81	(38.33)	to	(35.20)
MVS
2009	185,355	12.7038	to	13.1113	2,424,022	1.77	19.89	to	27.04
2008	178,412	10.6448	to	10.8813	1,939,141	1.79	(32.98)	to	(32.64)
2007	192,230	15.8369	to	16.1546	3,095,541	1.62	7.29	to	7.92
2006	133,384	14.7600	to	14.9700	1,990,815	1.34	20.25	to	20.96
2005	107,101	12.2700	to	12.3800	1,322,436	1.37	5.98	to	6.60
MV1
2009	35,020	8.0030 to 8.0030			280,285	1.44	20.30 to 20.30
2008	21,670	6.6526 to 6.6526			144,165	0.26	(32.87) to (32.87)
20075	39	9.9097 to 9.9097			389	-	0.76 to 0.76
OCF
2009	47,919	11.5134 to 11.5134			551,652	0.32	44.52 to 44.52
2008	52,370	7.9668 to 7.9668			417,219	0.15	(45.52) to (45.52)
2007	53,717	14.6226 to 14.6226			785,478	0.22	14.15 to 14.15
2006	47,715	12.8100 to 12.8100			611,245	0.31	7.95 to 7.95
2005	23,682	11.8700 to 11.8700			281,027	0.83	5.10 to 5.10
OCA
2009	3,297	7.6134 to 7.6134			25,098	0.01	44.15 to 44.15
20089	1,738	5.2815 to 5.2815			9,181	-	(40.57)	to	(39.38)
OGG
2009	1,642	8.0233 to 8.0233			13,169	2.01	39.35 to 39.35
20089	1,629	5.7574 to 5.7574			9,381	-	(38.19)	to	(31.84)
OMG
2009	12,870	7.5607 to 7.5607			97,309	1.50	27.99 to 27.99
20089	11,169	5.9071 to 5.9071			65,977	-	(37.25)	to	(35.31)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
PCR
2009	40,495	$ 8.3053 to $ 8.3053			$ 336,330	7.29%	41.53% to 41.53%
2008	16,415	5.8682 to 5.8682			96,327	9.09	(56.00)	to	(43.79)
200717	13	10.4400 to 10.4400			141	-	3.29 to 3.29
PMB
2009	136,232	11.1541	to	24.6192	3,134,697	6.03	30.59 to 30.59
2008	144,423	8.5415	to	18.8526	2,633,743	6.50	(17.50)	to	(14.60)
2007	125,761	10.0012	to	22.0744	2,775,923	5.76	0.81	to	5.82
2006	112,396	20.8600	to	20.8600	2,343,742	5.31	9.28 to 9.28
2005	86,740	19.0900	to	19.0900	1,655,494	5.08	10.78 to 10.78
PHY
200918	-	- to -			-	0.76	(1.41) to (1.41)
2008	140,557	7.6169	to	13.1646	1,770,210	7.81	(25.33)	to	(2.83)
2007	100,127	9.9620	to	17.2179	1,716,254	7.01	(0.38)	to	3.51
2006	82,498	16.6300	to	16.6300	1,371,917	6.85	9.10 to 9.10
2005	64,013	15.2500	to	15.2500	975,892	6.53	4.13 to 4.13
PLD
200919	-	- to -			-	0.39	(1.14) to (1.14)
2008	581,883	10.1351	to	11.2923	6,535,316	4.07	(2.22)	to	(0.42)
2007	597,369	10.1775	to	11.3395	6,757,113	4.77	1.77	to	7.38
2006	496,216	10.4100	to	10.5600	5,234,503	4.21	3.37	to	3.98
2005	452,259	10.0700	to	10.1600	4,587,637	2.84	0.43	to	1.01
PRR
2009	153,834	11.3126	to	15.0218	2,258,403	3.04	18.39 to 18.39
2008	177,641	9.5551	to	12.6880	2,191,030	3.55	(11.50)	to	(7.05)
2007	142,419	13.6509 to 13.6509			1,944,155	4.65	10.67 to 10.67
2006	133,728	12.3400 to 12.3400			1,649,374	4.23	0.72 to 0.72
2005	124,133	12.2500 to 12.2500			1,520,305	2.80	2.10 to 2.10
PTR
2009	586,094	12.2264	to	15.6274	9,076,763	5.15	14.07 to 14.07
2008	475,641	10.7181	to	13.6996	6,465,315	4.46	(0.46)	to	4.80
2007	461,754	10.2271	to	13.0720	6,030,162	4.75	2.27	to	8.76
2006	455,277	12.0200 to 12.0200			5,471,351	4.41	3.85 to 3.85
2005	296,124	11.5700 to 11.5700			3,427,039	3.48	2.45 to 2.45
OP3
2009	11,312	15.7401	to	16.2545	183,505	0.05	14.90	to	15.00
2008	13,861	13.6986	to	14.1343	192,732	-	(41.98)	to	(41.93)
2007	15,200	23.6082	to	24.3381	365,602	-	(0.01)	to	0.07
2006	16,571	23.6100	to	24.3200	402,870	-	23.36	to	23.47
2005	17,428	19.1400	to	19.7000	341,336	-	(0.52)	to	(0.44)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
OP1
200920	-	$ - to $ -			$ -	2.06%	(3.46)%	to	(3.44)%
2008	23,710	8.3474	to	9.2076	208,080	0.82	(39.18)	to	(39.12)
2007	24,951	13.7237	to	15.1250	365,576	0.62	3.50	to	3.59
2006	25,041	13.2600	to	14.6000	367,064	0.46	14.61	to	14.71
2005	49,614	11.5700	to	12.7300	629,649	0.41	6.42	to	6.51
OP4
2009	139	11.5067	to	11.9882	1,625	3.10	23.98	to	24.08
2008	1,437	9.2813	to	9.6615	13,371	3.12	(30.10)	to	(30.04)
2007	1,663	13.2784	to	13.8106	22,114	2.17	2.34	to	2.43
2006	1,829	12.9700	to	13.4800	23,948	1.74	9.02	to	9.11
2005	2,037	11.9000	to	12.3600	24,280	1.21	4.67	to	4.76
OP2
2009	1,315	20.4684	to	25.4423	30,556	0.74	37.93	to	38.05
2008	2,862	14.8267	to	18.4453	50,223	0.38	(42.02)	to	(41.97)
2007	3,531	25.5481	to	31.8107	107,052	0.16	6.60	to	6.70
2006	4,314	23.9400	to	29.8400	123,150	-	12.40	to	12.50
2005	4,728	21.2800	to	26.5500	119,509	-	15.51	to	15.61
116
200915	1,517	11.1114	to	11.1801	16,926	-	11.11	to	11.80
118
2009	2,968	11.2870 to 11.2870			33,503	3.08	12.87	to	29.71
20087	334	8.7018 to 8.7018			2,910	0.50	10.38 to 10.38
115
2009	53,223	10.5659	to	10.6312	565,763	2.08	5.66	to	8.74
20087	2,271	9.7771			22,206	0.10	3.77
SC7
2009	331,884	7.8970	to	11.6536	3,760,214	0.43	29.39	to	29.39
2008	365,246	6.1031	to	9.0064	3,260,273	0.82	(37.81)	to	5.84
2007	332,271	9.8131	to	14.4812	4,786,741	0.59	(1.87)	to	4.23
2006	284,851	13.8900 to 13.8900			3,954,847	0.77	14.77 to 14.77
2005	241,536	12.1100 to 12.1100			2,923,925	0.75	9.73 to 9.73
2004	193,725	11.0300 to 11.0300			2,137,277	0.68	12.45 to 12.45
117
200915	2,459	11.1984	to	11.2676	27,680	1.38	11.98	to	12.68
SGC
2009	384,587	8.1685	to	8.7981	3,144,711	1.30	(18.31)	to	25.68
200821	15,420	6.4993	to	6.4993	100,219	1.46	(38.11)	to	11.18
SDC
2009	577,989	10.6676	to	10.7775	6,222,095	1.93	3.78	to	7.77
200821	2,839	10.3799	to	10.3799	29,469	0.60	1.93	to	1.93

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
112
2009	32,499	$ 11.8200	to	$ 11.9056	$ 386,045	0.31%	18.20%	to	23.91%
20087	1,082	9.6081 to 9.6081			10,396	-	4.13	to	4.13
113
2009	19,238	12.1592	to	12.2472	235,505	0.32	21.59	to	27.17
20087	4,948	9.6308 to 9.6308			47,656	-	3.02	to	3.02
111
2009	145,753	11.3444 to 11.3444			1,653,486	0.64	13.44	to	19.37
20087	48	9.5036 to 9.5036			455	-	0.99	to	0.99
SLC
2009	296,551	7.9975	to	9.2036	2,377,189	0.73	(20.03)	to	17.85
200821	1,042	6.7863 to 6.7863			7,068	1.05	(21.30)	to	(21.30)
SCM
2009	29,869	10.7941	to	11.9048	353,648	1.11	7.94	to	21.09
2008	12,694	8.9572	to	9.8317	122,624	0.73	(42.65) to (42.65)
2007	10,939	15.6196 to 15.6196			170,868	0.64	(5.44) to (5.44)
2006	17,353	16.5200 to 16.5200			286,649	2.56	20.07 to 20.07
2005	7,018	13.7600 to 13.7600			96,545	0.14	(0.72) to (0.72)
SCB
2009	161,111	8.1003	to	13.4002	1,981,215	0.06	35.97	to	36.77
2008	135,755	5.9228	to	9.7980	1,291,060	0.28	(38.35)	to	(33.31)
2007	124,288	9.5511	to	15.8003	1,928,511	-	(4.49)	to	(1.44)
2006	131,940	14.2300	to	16.0300	2,071,236	-	12.94	to	13.60
2005	132,167	12.6000	to	14.1100	1,832,530	-	3.72	to	4.33
SPC
2009	300,721	10.6827	to	11.1670	3,225,503	8.46	6.83	to	30.76
200821	956	8.1699 to 8.1699			7,809	1.36	1.01	to	2.11
114
2009	53,262	11.2246	to	11.2948	600,483	2.59	8.90	to	12.95
20087	20,188	10.3576	to	10.3718	209,120	0.25	4.37	to	4.66
SC5
2009	194,532	8.2261	to	24.5456	3,052,889	0.03	29.32	to	30.07
2008	203,317	6.3241	to	18.9809	2,457,769	0.17	(36.24)	to	(34.18)
2007	211,467	9.7501	to	29.4359	4,158,497	1.15	1.99	to	15.41
2006	203,455	16.4200	to	25.6600	3,609,657	-	10.65	to	11.30
2005	171,043	14.7500	to	23.1900	2,764,866	0.09	15.93	to	16.61
LCG
2009	31,492	7.5736	to	7.8046	242,060	0.20	36.43	to	37.23
2008	40,258	5.5189	to	5.6872	226,668	-	(44.45)	to	7.21
20073	33,156	9.8768	to	10.1781	335,032	-	(1.23)	to	1.78

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
SC3
2009	157,830	$ 6.5971	to	$ 24.2097	$ 2,788,136	3.90%	29.33%	to	30.09%
2008	159,542	5.0713	to	18.7196	2,194,245	2.37	(51.32)	to	(44.73)
2007	131,107	9.1751	to	34.0673	3,694,994	1.51	(13.64)	to	(5.30)
2006	137,110	32.0100	to	39.4500	4,479,936	1.66	38.16	to	38.96
2005	139,612	23.0400	to	28.5500	3,294,424	1.67	9.03	to	9.67
2004	122,604	21.0000	to	26.1900	2,650,303	1.65	32.54	to	33.32
SC2
2009	262,230	10.6059	to	16.0569	3,618,688	4.55	20.34	to	21.05
2008	303,829	8.7619	to	13.3428	3,517,654	5.64	(13.61)	to	(12.10)
2007	271,065	10.0132	to	15.3380	3,916,563	5.18	0.52	to	3.76
2006	228,845	13.6900	to	14.8700	3,201,765	5.17	4.79	to	5.41
2005	215,554	12.9900	to	14.1900	2,849,531	4.80	1.37	to	1.96
SC1
2009	720,959	10.3253	to	12.4161	7,830,436	0.24	(0.34)	to	0.25
2008	419,707	10.2998	to	12.4581	4,636,358	2.07	0.46	to	1.97
2007	151,263	12.0005	to	12.2553	1,844,568	4.77	4.26	to	4.35
2006	167,099	11.5000	to	11.7500	1,963,728	4.52	3.99	to	4.08
2005	157,841	11.0500	to	11.3000	1,774,297	2.73	2.16	to	2.25
TBC
2009	254,018	12.4201 to 12.4201			3,156,405	-	42.18 to 42.18
2008	305,007	8.7353 to 8.7353			2,664,319	0.11	(42.51) to (42.51)
2007	252,657	15.1935 to 15.1935			3,838,750	0.46	12.74 to 12.74
2006	226,597	13.4800 to 13.4800			3,054,317	0.32	9.67 to 9.67
2005	196,686	12.2900 to 12.2900			2,416,956	0.12	5.94 to 5.94
VKU
20094	1,794	11.3333 to 11.3333			20,329	-	13.33 to 13.33
VKM
20094	1,040	13.4320 to 13.4320			13,963	-	34.32 to 34.32
VKC
2009	2,614	11.0182	to	11.0863	28,882	0.36	10.86	to	38.47
20087	111	7.9572 to 7.9572			885	-	(3.97)	to	(3.97)
VLC
2009	19,098	7.9057 to 7.9057			150,981	6.15	(20.94)	to	28.41
20089	100	6.1568 to 6.1568			617	-	(26.34) to (26.34)
VGI
2009	69,574	12.8977 to 12.8977			895,999	4.08	24.37 to 24.37
2008	60,531	10.3707 to 10.3707			627,746	2.04	(32.03) to (32.03)
2007	63,142	15.2588 to 15.2588			963,477	1.45	2.80 to 2.80
2006	49,615	14.8400 to 14.8400			736,455	0.94	16.23 to 16.23
2005	29,484	12.7700 to 12.7700			376,511	0.88	9.99 to 9.99

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For the year ended December 31
				Investment
		Unit Value	Net	Income	Total Return
	Units	lowest to highest	Assets	Ratio1	lowest to highest2
USC
2009	8,177	$ 8.3618 to $ 8.3618	$ 68,380	-%	42.23% to 42.23%
20089	5,890	5.8791 to 5.8791	34,625	-	(39.61)	to	(35.97)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

3 For the period April 26, 2007 (commencement of operations) through December 31, 2007.

4 Commencement was March 10, 2008; first activity in 2009.

5 For the period November 16, 2007 (commencement of operations) through December 31, 2007.

6 Sub-Account liquidated on September 25, 2009.

7 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

8 Commencement was November 1, 2008; first activity in 2009.

9 For the period November 3, 2008 (commencement of operations) through December 31,2008.

10 Commencement was October 31, 2005; first activity in 2009.

11 Effective February 23, 2009, LA1 Sub-Account merged with SLC Sub-Account.

12 Effective February 23, 2009, LA2 Sub-Account merged with SGC Sub-Account.

13 Fund open in prior year, first activity in current year.

14 For the period of January 1, 2009 through December 4, 2009 (account closed).

15 Commencement was October 6, 2007; first activity in 2009.

16 Commencement was March 5, 2007; first activity in 2009.

17 For the period November 16, 2007 (commencement of operations) through December 31, 2007.

18 Effective February 23, 2009, PHY Sub-Account merged with SPC Sub-Account.

19 Effective February 23, 2009, PLD Sub-Account merged with SDC Sub-Account.

8. FINANCIAL HIGHLIGHTS (CONTINUED)

20 Effective April 27, 2009, OP1 Sub-Account merged with SC1 Sub-Account.

21 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 26, 2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Revenues:
Premiums and annuity considerations	$134,246	$122,733	$110,616
Net investment income (loss) (1) (Note 7)	2,582,307	(1,970,368)	1,060,485
Net derivative loss(2) (Note 4)	(39,902)	(605,458)	(189,650)
Net realized investment (losses) gains, excluding impairment losses on available-for-sale securities (Note 6)	(36,675)	3,801	7,044
Other-than-temporary impairment losses (3) (Note 4)	(4,834)	(41,864)	(68,092)
Fee and other income	385,836	449,991	474,554
Subordinated notes early redemption premium	-	-	25,578

Total revenues	3,020,978	(2,041,165)	1,420,535

Benefits and expenses:
Interest credited	385,768	531,276	625,328
Interest expense	39,780	60,285	92,890
Policyowner benefits	110,439	391,093	227,040
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	1,024,661	(1,045,640)	185,587
Goodwill impairment	-	701,450	-
Other operating expenses	248,156	261,819	276,769
Partnership capital securities early redemption payment	-	-	25,578

Total benefits and expenses	1,808,804	900,283	1,433,192

Income (loss) from continuing operations before income tax expense (benefit)	1,212,174	(2,941,448)	(12,657)

Income tax expense (benefit):
Federal	335,455	(815,949)	(29,126)
State	194	6	431
Income tax expense (benefit) (Note 11)	335,649	(815,943)	(28,695)

Net income (loss) from continuing operations	876,525	(2,125,505)	16,038

Income (loss) from discontinued operations, net of tax (Note 2)	104,971	(109,336)	8,984

Net income (loss)	$981,496	$(2,234,841)	$25,022

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $2,086.7 million, $(2,603.7) million and $(89.2) million for the years ended December 31, 2009, 2008 and 2007, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $4.8 million other-than-temporary impairment (“OTTI”) losses for year ended December 31, 2009 represent solely credit losses.  The Company incurred no non-credit OTTI losses during the year ended December 31, 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income (loss) for the period.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2009	December 31, 2008
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,121,424 and $782,861 in 2009 and 2008, respectively) (Note 4)	$1,175,516	$674,020
Trading fixed maturity securities, at fair value (amortized cost of $12,042,961 and $14,909,429 in 2009 and 2008, respectively) (Note 4)	11,130,522	11,762,146
Short-term investments (Note 1)	1,267,311	599,481
Mortgage loans (Note 4)	1,911,961	2,083,003
Derivative instruments – receivable (Note 4)	259,227	727,103
Limited partnerships	51,656	78,289
Real estate (Note 4)	202,277	201,470
Policy loans	722,590	729,407
Other invested assets	47,421	211,431
Cash and cash equivalents (Note 1)	1,804,208	1,024,668
Total investments and cash	18,572,689	18,091,018

Accrued investment income	230,591	282,564
Deferred policy acquisition costs (Note 14)	2,173,642	2,862,401
Value of business and customer renewals acquired (Note 15)	168,845	179,825
Net deferred tax asset (Note 11)	549,764	856,845
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	12,611	7,548
Reinsurance receivable	2,350,207	3,076,615
Other assets (Note 1)	183,963	222,840
Separate account assets (Note 1)	23,326,323	20,531,724

Total assets	$47,575,934	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,709,589	$17,545,721
Future contract and policy benefits	815,638	1,014,688
Payable for investments purchased	88,131	363,513
Accrued expenses and taxes	61,903	118,671
Debt payable to affiliates (Note 3)	883,000	1,998,000
Reinsurance payable	2,231,764	1,650,821
Derivative instruments – payable (Note 4)	572,910	1,494,341
Other liabilities	280,224	605,945
Separate account liabilities	23,326,323	20,531,724

Total liabilities	44,969,482	45,323,424

Commitments and contingencies (Note 21)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2009 and 2008	6,437	6,437
Additional paid-in capital	3,527,677	2,872,242
Accumulated other comprehensive income (loss) (Note 20)	35,244	(129,884)
Accumulated deficit	(962,906)	(1,953,540)

Total stockholder’s equity	2,606,452	795,255

Total liabilities and stockholder’s equity	$47,575,934	$46,118,679

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Net income (loss)	$981,496	$(2,234,841)	$25,022

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available for- sale securities, net of tax and policyholder amounts (1)	113,278	(84,234)	(119,775)
Reclassification adjustment for OTTI losses, net of tax (2)	202	-	-
Change in pension and other postretirement plan adjustments, net of tax (3)	10,231	(66,998)	11,197
Reclassification adjustments of net realized investment losses into net income (loss)(4)	3,117	25,718	2,145
Other comprehensive income (loss)	126,828	(125,514)	(106,433)

Comprehensive income (loss)	$1,108,324	$(2,360,355)	$(81,411)

(1)	Net of tax (expense) benefit of $(60.1) million, $45.4 million and $64.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) benefit of $(5.5) million, $36.1 million and $(6.0) million for the years ended December 31, 2009, 2008 and 2007, respectively.
(4)	Net of tax expense of $1.7 million, $13.8 million and $1.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss) (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2006	$6,437	$2,143,408	$14,030	$339,479	$2,503,354

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 740, net of tax (2)	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (3)	-	-	88,033	(88,376)	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(4)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1 and 2)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	$6,437	$3,527,677	$35,244	$(962,906)	$2,606,452

(1)	As of December 31, 2009, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income (loss) was $8.9 million.
(2)	FASB ASC Topic 740, “Income Taxes.”
(3)	FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825 “Financial Instruments.”
(4)	FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Operating Activities:
Net income (loss) from operations	$981,496	$(2,234,841)	$25,022

Adjustments to reconcile net income(loss) to net cash provided by operating activities:
Net amortization of premiums on investments	(689)	29,871	40,854
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	1,024,661	(1,045,640)	185,587
Depreciation and amortization	5,535	6,711	7,460
Net (gain) loss on derivatives	(96,041)	554,898	128,260
Net realized losses and OTTI credit losses on available- for-sale investments	41,509	38,063	61,048
Net (increase) decrease in fair value of trading investments	(2,086,740)	2,603,748	89,159
Net realized losses (gains) on trading investments	367,337	354,991	(3,438)
Undistributed loss (income) on private equity limited partnerships	9,207	(9,796)	(23,027)
Interest credited to contractholder deposits	385,768	531,276	625,328
Goodwill impairment	-	701,450	-
Deferred federal income taxes	295,608	(698,437)	(113,692)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, and value of business and customer renewals acquired	(346,900)	(282,409)	(361,114)
Accrued investment income	36,736	18,079	5,813
Net change in reinsurance receivable/payable	209,637	216,282	681,427
Future contract and policy benefits	(125,992)	141,658	42,858
Other, net	(243,369)	149,390	(114,640)
Adjustments related to discontinued operations	(288,018)	4,315	(501,909)
Net cash provided by operating activities	169,745	1,079,609	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	113,478	101,757	4,252,780
Trading fixed maturity securities	2,097,054	1,808,498	728,633
Mortgage loans	143,493	294,610	355,146
Real estate	-	1,141	-
Other invested assets	(207,548)	692,157	667,683
Redemption of subordinated note from affiliates	-	-	600,000
Purchases of:
Available-for-sale fixed maturity securities	(347,139)	(129,474)	(2,557,841)
Trading fixed maturity securities	(867,310)	(2,175,143)	(829,469)
Mortgage loans	(17,518)	(58,935)	(399,566)
Real estate	(4,702)	(5,414)	(19,439)
Other invested assets	(106,277)	(122,447)	(57,864)
Early redemption premium	-	-	25,578
Net change in other investments	(183,512)	(349,964)	(361,781)
Net change in policy loans	6,817	(16,774)	(3,007)
Net change in short-term investments	(722,821)	(599,481)	-

Net cash (used in) provided by investing activities	$(95,985)	$(559,469)	$2,400,853
Continued on next page
The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,795,939	$2,190,099	$1,924,784
Withdrawals from contractholder deposit funds	(3,011,499)	(3,616,458)	(4,533,405)
Repayments of debt	-	(122,000)	(980,000)
Debt proceeds	200,000	175,000	1,000,000
Capital contribution from Parent	748,652	725,000	-
Early redemption payment	-	-	(25,578)
Other, net	(27,312)	(16,814)	29,971
Net cash provided by (used in) financing activities	705,780	(665,173)	(2,584,228)

Net change in cash and cash equivalents	779,540	(145,033)	591,621

Cash and cash equivalents, beginning of year	1,024,668	1,169,701	578,080

Cash and cash equivalents, end of year	$1,804,208	$1,024,668	$1,169,701

Supplemental Cash Flow Information
Interest paid	$47,151	$109,532	$73,116
Income taxes paid (refunded)	$21,144	$(113,194)	$(16,281)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is described more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.  The Company did not pay any cash dividends to the Parent in 2009.

On November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposit funds, future contract and policy benefits of $20.4 million, funds withheld assets of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any cash dividends to the Parent in 2008 and 2007.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2009, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC (“DELRE Holdings.”)

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009, 2008 and 2007, was $105.0 million, $(109.3) million and $9.0 million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB ASC Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  During the year ended, December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made payments of $17.6 million to the swap counterparty.  The CARS Trust made no payment during the year ended December 31, 2008.  At December 31, 2009 and 2008, the fair value of the credit default swap was $34.3 million and $42.1 million, respectively.  As of December 31, 2009, the maximum future payments the CARS Trust could be required to make is $37.4 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2009 and 2008, the fair value of the assets held as collateral by the CARS Trust was $35.3 million and $42.3 million, respectively.

The Company had a greater than or equal to 20%, but less than 50%, interest in four variable interest entities (“VIEs”) at December 31, 2009.  The Company is a creditor in three trusts and one special purpose corporation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $8.3 million at December 31, 2009.  The investments in these VIEs mature at various dates through January 2028.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FASB ASC Topic 810.  See Note 4 for information with respect to leveraged leases.

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturity securities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investment, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalent and short-term investments are held at amortized cost, which approximates fair value.

Immaterial Restatement

Subsequent to the issuance of the Company’s 2008 financial statements, the Company’s management determined certain investments with maturities at the date of purchase of greater than three months but less than one year were improperly classified as cash and cash equivalents.  As a result, the consolidated balance sheet as of December 31, 2008 has been restated to reclassify $599,481 from cash and cash equivalents to short term investments.  In addition, the consolidated statement of cash flows for the year ended December 31, 2008 has been restated as follows:

As Previously
	Reported	Adjustment	As Restated
Net change in short-term investments	$ -	$ (599,481)	$ (599,481)
Net cash provided by (used in ) investing activities	$ 40,012	$ (599,481)	$ (559,469)

Net change in cash and cash equivalents	$ 454,448	$ (599,481)	$ (145,033)
Cash and cash equivalents, end of year	$ 1,624,149	$ (599,481)	$ 1,024,668

The effects of these corrections have also been reflected in the accompanying notes, where applicable.  The Company determined that these errors were not material to its previously issued consolidated financial statements.  The Company will correct its 2009 interim condensed consolidated financial statements for similar errors when it files its 2010 interim condensed consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, independent non-binding broker quotes, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”), are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  CMOs and ABS are priced using fair value models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturity securities, fair values are estimated using models, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturity securities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories: credit loss and non-credit loss.  The credit loss portion is charged to net realized investment (losses) gains in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

Prior to the adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss would also be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Refer to Note 4 of the Company’s consolidated financial statements for further detail about the Company’s recognition and disclosure of OTTI loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Fixed Maturity Securities (continued)

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.3 million and $4.6 million for the year ended December 31, 2009 and 2008, respectively, if these holdings were performing.  As of December 31, 2009 and 2008, the fair market value of holdings for issuers in default was $26.0 million and $17.9 million, respectively.

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost, net of provisions for estimated losses.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of depreciated cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Certain other-than-temporary losses on available-for-sale securities and changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.  See Note 7.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC, is higher than the present value of future expected gross profits.  During the year ended December 31, 2009, the Company wrote down DAC by $326.9 million as a result of loss recognition related to certain annuity products.  See Note 14 for the DAC asset roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of  FASB ASC Topic 825 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of FASB ASC Topic 825, the net change in the market value of the securities supporting policyholder liabilities is recorded in the Company’s consolidated statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the Company’s consolidated statement of operations effective January 1, 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport, and from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007 (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  See Note 15 for the combined VOBA and VOCRA asset roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer, effective May 31, 2007.  Goodwill is allocated to the Group Segment in the Company’s subsidiary, SLNY. In accordance with FASB ASC Topic 350, “Intangibles-Goodwill, and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2009 and concluded that this asset was not impaired.

During 2008, the Company, after it performed its required impairment assessment of goodwill, concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter of 2008, which represented the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge was allocated to the Wealth Management Segment.

OTHER ASSETS

The Company’s other assets are comprised primarily of property, equipment, leasehold improvements, capitalized software costs and intangible assets.  Property, equipment, leasehold improvements and capitalized software costs that are included in other assets in the Company’s consolidated balance sheet are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million, $1.3 million and $2.5 million for years ended December 31, 2009, 2008 and 2007, respectively.  Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB.”)  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2009 and 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC
Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740 “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  See Note 11.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and
➢
The activity related to the GMDB, guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In August 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (the “SEC”) filers to disclose the date through which subsequent events have been evaluated.  The ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 944, which were issued in May 2008.  The scope of this interpretation is limited to financial guarantee insurance (and reinsurance) contracts issued by insurance enterprises.  This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this guidance.  The adoption of this portion of FASB ASC Topic 944 on January 1, 2009, did not have an impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The new disclosures are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 810, which were issued in December 2007.  Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent.  This guidance establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  This portion of FASB ASC Topic 810 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance.  Accordingly, the adoption of these aspects of FASB ASC Topic 810 on January 1, 2009 did not have an impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;
➢	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;
➢
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢	Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company will include the new disclosures prospectively, as required.

In June 2009, the FASB issued SFAS No. 166 “Accounting for Transfers of Financial Assets.”  This statement amends FASB ASC Topic 860, “Transfers and Servicing,” portions of which were previously issued as SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  SFAS No. 166 amends and expands disclosures about the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  SFAS No. 166 amends the derecognition accounting and disclosure guidance relating to SFAS No. 140 and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether it must be consolidated in accordance with SFAS No. 167, “Amendments to FASB Interpretation No. 46(R).”  SFAS No. 166 is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 166 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, which amends the consolidation guidance of FIN 46(R) and will become part of FASB ASC TOPIC 810.  The amendments to the consolidation guidance affect all entities currently within the scope of FIN 46(R), as well as QSPEs, as the concept of these entities was eliminated in SFAS No. 166.  SFAS No. 167 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 167 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont, to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

	2009	2008
Assets:
Total investments and cash	$1,602,733	$1,170,565
Deferred policy acquisition costs	139,702	73,958
Reinsurance receivable	902,957	1,125,408
Other assets	12,698	15,173
Total assets	$2,658,090	$2,385,104

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610	$813,387
Future contract and policy benefits	87,830	73,058
Debt payable to affiliates	1,315,000	1,115,000
Net deferred tax liability	171,413	82,363
Derivative instruments - payable	19,617	167,215
Other liabilities	181,750	84,184

Total liabilities	$2,563,220	$2,335,207

The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008	2007

Total revenues	$191,965	$29,031	$39,983
Total benefits and expenses	46,304	181,407	26,162
Income (loss) before income taxes	145,661	(152,376)	13,821
Income tax expense (benefit)	40,690	(43,040)	4,837

Net income (loss)	$104,971	$(109,336)	$8,984

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under the SLHIC to SLNY asset transfer.  These agreements, in accordance with FASB ASC Topic 805 were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $39 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with affiliates not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable at the inception of the transaction of $370.7 million and $329.2 million, respectively.  At December 31, 2009, the reinsurance payable and reinsurance receivable related to this agreement were $422.5 million and $430.5 million, respectively.  See Note 9 for further information regarding the impact of this agreement on the Company’s financial statements.

Effective December 31, 2007, SLNY entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (the “NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, entered into a reinsurance agreement with SLOC, effective November 8, 2007, under which Sun Life Vermont assumed the risks of certain UL policies issued by SLOC through December 31, 2008.  This agreement is described more fully in Note 9.

Capital Transactions

During the years ended December 31, 2009 and 2008, the Company received capital contributions totaling $748.7 million and $725.0 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009 the Company distributed all of the issued and outstanding common stock of Sun Life Vermont in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2009, 2008, or 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holding, Inc. (“U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont has agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2009 and 2008, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $4.5 million and $13.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which would mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2009 and 2008, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2009, 2008 and 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million for the year ended December 31, 2007.  The Company also earned interest income, through the Partnership, of $17.8 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”) due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $11.2 million, $36.5 million, and $51.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $1.3 million, $4.0 million, and $5.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”) due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $10.5 million, $35.7 million, and $50.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $1.2 million, $4.0 million, and $5.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $11.3 million, $36.6 million and $51.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $1.3 million, $4.0 million and $5.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

The account values related to these funding agreements issued to LLC III, LLCII and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	1,257
				$ 883,000	47,921

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as described in Note 10.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property & equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive loss.

Pending regulatory approval, the Company and Sun Life Services entered into an administrative services agreement, effective December 31, 2009, under which Sun Life Services would provide human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company.  Pursuant to this agreement, the Company would reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million, $316.7 million and $301.0 million for the years ended December 31, 2009, 2008 and 2007, respectively, as a reduction to other operating expenses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company’s affiliates and Sun Life Services are in the process of establishing administrative services agreements under which Sun Life Services will provide personnel and certain services to the Company’s affiliates, as requested.  Until such agreements receive regulatory approval, the Company will continue to provide personnel and certain services to affiliates, as described below.

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provided that SLOC would furnish, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $8.9 million, $9.9 million and $14.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $15.5 million, $17.6 million and $16.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.2 million, $24.3 million and $26.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $8.9 million, $17.2 million and $22.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $4.3 million, $2.1 million and $1.9 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company paid $18.2 million, $18.6 million and $15.9 million for the years ended December 31, 2009, 2008 and 2007, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still an affiliate, the Company paid $22.6 million in commission fees to IFMG.

During the years ended December 31, 2009, 2008 and 2007, the Company paid $45.4 million, $23.7 million and $31.3 million, respectively, in distribution fees to SLFD.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million year ended December 31, 2007.  This agreement was terminated on March 2, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.1 million, $10.6 million, and $10.6 million for each of the years ended December 31, 2009, 2008 and 2007, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a market value of $22.4 million.  The Company recorded a pretax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.2 million, $0.8 and $3.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.9 million, $5.9 million and $4.4 million relating to RSUs for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

In 2007, SLNY entered into a series of agreements with SLHIC, through which the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA is fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2009	2008	2007

VOBA	$913	$782	$5,928
VOCRA	$4,063	$4,627	$1,854

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 966	$ 42	$ (19)	$ -	$ 989
Residential mortgage-backed securities	45,531	2,170	-	-	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	-	16,080
Foreign government & agency securities	728	39	(7)	-	760
U.S. treasury and agency securities	38,063	1,156	(88)	-	39,131
Total non-corporate securities	103,854	3,521	(2,714)	-	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$ 1,121,424	$ 89,547	$ (21,707)	$ (13,748)	$ 1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 658,864	$ 6,766	$(198,367)	$ 467,263
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	-	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$ 12,042,961	$ 364,192	$(1,276,631)	$11,130,522

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (loss) (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2008, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Value

Non-corporate securities:
Collateralized mortgage obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage-backed securities	40,107	1,060	(17)	41,150
Foreign government & agency securities	509	-	(37)	472
U.S. treasury and agency securities	61,824	13,262	(105)	74,981
Total non-corporate securities	124,944	14,416	(4,648)	134,712

Corporate securities	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturity securities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value

Non-corporate securities:
Asset-backed securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized mortgage obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage-backed securities	213,175	4,579	(325)	217,429
Foreign government & agency securities	110,991	1,972	(3,788)	109,175
U.S. treasury and agency securities	484,910	36,528	(18,332)	503,106
Total non-corporate securities	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturity securities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 39,373	$ 41,743
Due after one year through five years	333,268	385,510
Due after five years through ten years	139,390	154,281
Due after ten years	544,330	529,212
Subtotal – Maturities of available-for-sale fixed securities	1,056,361	1,110,746
ABS, RMBS and CMBS securities (1)	65,063	64,770
Total available-for-sale fixed securities	$1,121,424	$1,175,516

Maturities of trading fixed securities:
Due in one year or less	$ 507,350	$ 515,137
Due after one year through five years	4,356,611	4,452,004
Due after five years through ten years	2,647,391	2,653,454
Due after ten years	1,462,627	1,362,844
Subtotal – Maturities of trading fixed securities	8,973,979	8,983,439
ABS, RMBS and CMBS securities(1)	3,068,982	2,147,083
Total trading fixed securities	$ 12,042,961	$11,130,522

(1)	ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $50.0 million, $14.0 million and $51.6 million and gross losses of $57.5 million, $161.2 million and $52.3 million were realized on the sale of fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively.

Fixed maturity securities with an amortized cost of approximately $12.4 million at December 31, 2009 and 2008, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2009 and 2008, 91.1% and 94.6%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations.  During 2009, 2008 and 2007, the Company incurred realized losses totaling $4.8 million, $41.9 million and $68.1 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Asset-backed securities	$ -	$ -	$ 37	$ (19)	$ 37	$ (19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	-	-	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	-	-	16,942	(88)
Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$ 101,408	$ (6,297)	$ 190,276	$ (29,158)	$ 291,684	$ (35,455)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Collateralized mortgage obligations	$ 2,967	$ (1,162)	$ 12,739	$ (3,327)	$ 15,706	$ (4,489)
Mortgage-backed securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. treasury and agency securities	1,855	(105)	-	-	1,855	(105)
Foreign government & agency securities	473	(37)	-	-	473	(37)
Corporate securities	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,177	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI, at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Asset-backed securities	-	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	-	1	1
U.S. treasury and agency securities	2	-	2
Corporate securities	41	86	127

Total	44	96	140

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Corporate securities	143	133	276
Collateralized mortgage obligations	8	10	18
Mortgage-backed securities	2	6	8
U.S. treasury and agency securities	2	-	2
Foreign government & agency securities	1	-	1

Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

As described in Note 1, the Company presents and discloses OTTI on available-for-sale securities in accordance with FASB ASC Topic 320, beginning on April 1, 2009.  Available-for-sale securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential other-than-temporary impairment.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, credit loss and non-credit loss.  The credit loss portion is charged to net realized investment losses in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from its investment and finance functions which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows. For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income (loss).

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325.  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

For securities that are determined to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, the near-term prospects of the issuer, and the issuer's relative liquidity, among other factors.

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $4.8 million for the year ended December 31, 2009 on its available-for-sale fixed maturity securities.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments were driven primarily by adverse financial conditions of the issuers.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale debt securities held on the date of transition, April 1, 2009, for which a portion of the OTTI was also recognized in other comprehensive income (loss).

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$ -
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$ 9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2009	2008

Total mortgage loans	$ 1,911,961	$ 2,083,003

Real estate:
Held for production of income	202,277	201,470
Total real estate	$ 202,277	$ 201,470

Total mortgage loans and real estate	$ 2,114,238	$ 2,284,473

Accumulated depreciation on real estate was $40.6 million and $36.7 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  The specific allowance for loan loss was $17.3 million and $3.0 million at December 31, 2009 and 2008, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $25.5 million and $0.0 million at December 31, 2009 and 2008, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

The following tables set forth the distribution of the Company’s mortgage loans by credit quality and the allowance for loan loss at December 31:

	Gross Carrying Value
	2009	2008

Current loans	$ 1,711,865	$ 2,039,687
Past due loans:
Less than 90 days	26,953	22,391
Between 90 and 179 days	-	-
180 days or more	-	-
Impaired	215,925	23,925
Balance, at December 31	$ 1,954,743	$ 2,086,003

	Allowance for Loan Loss
	2009	2008

General allowance	$ 25,500	$ -
Specific allowance	17,282	3,000
Total	$ 42,782	$ 3,000

Included in the $215.9 million and $23.9 million of impaired mortgage loans at December 31, 2009 and 2008, are $134.9 million and $0.0 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2009	2008	2007

Average investment	$121,500	$11,963	$3,791
Interest income	$897	$-	$-
Cash receipts on interest	$897	$-	$-

The activity in the allowance for loan loss was as follows:

	2009	2008	2007

Balance at January 1	$3,000	$3,288	$3,928
Provisions for allowance	40,050	3,000	-
Recoveries	(268)	(3,288)	(640)
Balance at December 31	$42,782	$3,000	$3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2009	2008
Property Type:
Office building	$ 638,603	$ 763,405
Residential	-	198
Retail	808,125	923,592
Industrial/warehouse	241,627	262,436
Apartment	100,435	106,362
Other	368,230	231,480
Allowance for loan losses	(42,782)	(3,000)
Total	$ 2,114,238	$ 2,284,473
	2009	2008
Geographic region:
Arizona	$ 53,470	$ 55,987
California	114,196	124,004
Florida	217,614	229,681
Georgia	57,861	62,418
Maryland	46,412	52,202
Massachusetts	116,025	120,059
Missouri	58,523	61,293
New York	305,810	328,439
Ohio	135,088	145,192
Pennsylvania	110,758	118,744
Texas	325,234	340,082
Washington	52,353	56,547
Other (1)	563,676	592,825
Allowance for loan losses	(42,782)	(3,000)
Total	$ 2,114,238	$ 2,284,473

(1)	Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2009 and 2008, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2009, scheduled mortgage loan maturities were as follows:

2010	$ 38,043
2011	110,980
2012	69,075
2013	114,869
2014	195,280
Thereafter	1,409,214
General allowance	(25,500)
Total	$ 1,911,961

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $51.0 million and $2.0 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participated in a securities lending program to generate additional income, whereby certain fixed maturity securities were loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provided collateral of 102% of the market value of the loaned securities.  The Company generally accepted cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnified the Company against borrower defaults.  As of December 31, 2009, the Company no longer participates in the securities lending program.

As of December 31, 2008, the fair value of the loaned securities was approximately $175.0 million, and was included in available-for-sale fixed maturity securities, and cash and cash equivalents in the Company’s consolidated balance sheet.  The Company recorded cash collateral relating to the securities lending program in the amount of $183.5 million as of December 31, 2008, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company recorded the collateral investments at fair value in the consolidated balance sheet as part other invested assets.  The fair value of the collateral investments at December 31, 2008 was $179.9 million.

The Company earned income from the reinvestment of the cash collateral.  The Company recorded pre-tax income from securities lending transactions, net of lending fees, of $0.7 million, $2.6 million and $2.2 million for the years ended December 31, 2009, 2008 and 2007, respectively, which was included in net investment income (loss) in the consolidated statements of operations.

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee has elected to exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets in the Company’s consolidated balance sheets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2009	2008
Lease contract receivable	$ 1,247	$ 7,042
Less: non-recourse debt	-	-
Net receivable	1,247	7,042
Estimated value of leased assets	20,795	20,795
Less: Unearned and deferred income	(731)	(2,373)
Investment in leveraged leases	21,311	25,464
Less: Fees	(12)	(37)
Net investment in leveraged leases	$ 21,299	$ 25,427

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.8 million, and $18.2 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancements such as mutual put features and collateral are used to improve the credit risk of longer term derivative contracts.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals and are based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates. The net payment is recorded as a component of net derivative loss in the consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g. fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap, as the seller of credit protection, to the credit performance of a portfolio of corporate reference entities.  See Note 1 for additional information on the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and domestic variable annuity products with GMDB and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  Unlike futures, however, these options require initial cash outlays. The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives require bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  See Note 9 for further information regarding derivatives embedded in reinsurance contracts; see Note 13 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions:

	As of December 31, 2009		As of December 31, 2008
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	102	$ 8,883,000	218	$ 14,036,100
Currency swaps	10	351,740	14	408,773
Credit default swaps	1	55,000	1	55,000
Equity swaps	2	4,908	2	4,908
Swaptions	5	1,150,000	5	1,150,000
Futures (1)	(13,811)	2,378,216	927	1,991,840
Index call options	7,345	1,313,381	8,081	1,166,148
Index put options	7,100	682,499	5,500	591,385
Total	754	$ 14,818,744	14,748	$ 19,404,154

(1)  The negative amount represents the Company’s short position

Since December 31, 2008, short future and index put option positions have been added to hedge against potential adverse movements in the stock market as the U.S. economy continues to recover. Correspondingly, index call options have been reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure at December 31, 2009.  With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.

	At December 31, 2009
	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)

Interest rate contracts	$ 130,178	$ 532,401
Foreign currency contracts	56,032	905
Equity contracts	58,692	-
Credit contracts	-	34,349
Futures (b)	14,325	5,255
Derivative instruments	259,227	572,910
Embedded derivatives (c)	11,308	417,764
Total	$ 270,535	$ 990,674

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Futures include both interest rate and equity price risks.
(c)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains and losses by derivative type for the years ended December 31:

	2009	2008	2007

Interest rate contracts	$ 143,402	$ (501,413)	$ (259,230)
Foreign currency contracts	(12,116)	28,078	9,714
Equity contracts	(71,865)	(53,397)	41,328
Credit contracts	(9,855)	(35,149)	(6,432)
Futures	(328,595)	35,447	41,915
Embedded derivatives	239,127	(79,024)	(16,945)
Net derivative loss from continuing operations	$ (39,902)	$ (605,458)	$ (189,650)
Net derivative income (loss) from discontinued operations	$ 216,956	$ (266,086)	$ (3,474)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty are monitored closely, as well as counterparty credit ratings.  All contracts are held with counterparties rated A- or higher.  As of December 31, 2009, the Company’s liability positions were linked to a total of 14 counterparties, of which the largest single unaffiliated counterparty payable had credit exposure of $74.0 million to the company.  As of December 31, 2009, the Company’s asset positions were linked to a total of 18 counterparties, of which the largest single unaffiliated counterparty receivable had credit exposure of $125.4 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships may also include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross transaction netting, or minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2009 was approximately $572.9 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds will also be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2009, the Company would be expected to settle a net obligation of approximately $174.8 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted with the Company.

At December 31, 2009, the Company had collateral of $236.6 million pledged to counterparties, including a combination of cash and U.S. treasury securities and other collateral. The Company was holding cash collateral posted by counterparties of $97.8 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  FASB ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with FASB ASC Topic 820, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  During the year ended December 31, 2009, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS, ABS, CMO, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain derivatives.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS, ABS, CMO, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed securities	$-	$952	$37	$989
Residential mortgage-backed securities	-	47,701	-	47,701
Commercial mortgage-backed securities	-	14,150	1,930	16,080
Foreign government & agency securities	-	760	-	760
U.S. treasury and agency securities	39,131	-	-	39,131
Corporate securities	-	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities
Asset-backed securities	-	355,613	111,650	467,263
Residential mortgage-backed securities	-	886,340	154,551	1,040,891
Commercial mortgage-backed securities	-	624,845	14,084	638,929
Foreign government & agency securities	-	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	-	537,530
Corporate securities	-	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Short-term investments (Note 1)	1,267,311	-	-	1,267,311
Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	-	20,448
Cash and cash equivalents	1,804,208	-	-	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets
Separate account assets (1) (2) (3)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $501.0 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.
(3)
During the first quarter of 2009, the Company transferred certain mutual funds held in the separate accounts from Level 2 to Level 1, as the funds are priced based on the net asset value (“NAV”) for identical products sold in the market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	-	-	81,669	81,669
Derivatives embedded in reinsurance contracts	-	15,035	-	15,035
Fixed index annuities	-	-	140,966	140,966
Total other policy liabilities	-	15,035	391,421	406,456

Derivative instruments – payable	5,256	533,305	34,349	572,910

Other liabilities
Bank overdrafts	60,037	-	-	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)
The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government & agency securities	-	472	-	472
U.S. treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturity securities	56,478	605,188	12,354	674,020

Trading fixed maturity securities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign government & agency securities	-	84,615	9,200	93,815
U.S. states and political subdivisions securities	-	528	-	528
U.S. treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturity securities	445,732	10,710,456	605,958	11,762,146

Short-term investments (Note 1)	599,481	-	-	599,481
Derivative instruments – receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,024,668	-	-	1,024,668
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value for separate account assets.
(2)	Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed securities	$ -	$ (54)	$ 15	$ -	$ 76	$ 37	$ -
Collateralized mortgage obligations	3,046	-	-	-	(3,046)	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,420	(197)	(920)	-	1,627	1,930	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	-
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	-

Trading fixed maturity securities
Asset-backed securities	145,267	21,788	-	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	-	-	-	(116,572)	-	-
Residential mortgage-backed securities	-	7,921	-	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	-	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	-	-	6,160	15,323	1,474
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,505	15,520	-	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	-	(27,300)	(210,199)	403,494	164,241

Short-term investments	-	-	-	-	-	-	-
Derivative instruments – receivable	2,668	281	-	5,872	-	8,821	281
Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets
Separate account assets (1)	801,873	39,974	-	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$ 75,339	$ 881	$ (271,692)	$ (257,322)	$ 970,059	$ 304,156

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$ 335,612	$ (242,898)	$ -	$ 76,072	$ -	$ 168,786	$ (231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	-	21,853	-	81,669	(290,795)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	106,619	11,703	-	22,644	-	140,966	16,622
Total other policy liabilities	800,835	(529,983)	-	120,569	-	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	-	-	-	34,349	(7,717)

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 842,901	$ (537,700)	$ -	$ 120,569	$ -	$ 425,770	$ (513,164)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$ 4,330	$ (591)	$ (1,990)	$ -	$ 2,717	$ 4,466	$ -
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturity securities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-
							-
Trading fixed maturity securities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign government & agency securities	63,331	(1,250)	-	-	(52,881)	9,200	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturity securities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Short-term investments	-	-	-	-	-	-	-
Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	$ 3,073,001	$(1,086,702)	$ (6,798)	$ 202,683	$ (759,331)	$1,422,853	$ (882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$ 10,151	$ 296,048	$ -	$ 29,413	$ -	$ 335,612	$ 297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 436,444	$ 376,650	$ -	$ 29,807	$ -	$ 842,901	$ 437,001

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection Segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option

FASB ASC Topic 825 provides entities the option to measure certain financial assets and financial liabilities at fair value (the “FV Option”) with changes in fair value recognized in earnings each period.  FASB ASC Topic 825 also permits the FV Option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  As of January 1, 2008, the Company elected to apply the provisions of FASB ASC Topic 825 for fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and were reclassified as trading fixed maturity securities, on January 1, 2008.

The Company adopted the FV Option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the consolidated statements of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the consolidated statements of operations, due to the election of the FV Option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV Option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

Effective January 1, 2008, in accordance with FASB ASC Topic 825 and FASB ASC Topic 230 “Statement of Cash Flows,” the Company changed the presentation of purchases and sales of its fixed maturity securities designated as trading in the statement of cash flows to be in line with the nature and purpose for which those securities were acquired, which was to not sell them in the near-term.  Purchases and sales of these securities are reported gross in the investing activities section of the consolidated statements of cash flows.

Investment income for both trading and available-for-sale fixed maturity securities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income (loss) in the consolidated statements of operations.

As a result of the adoption of FASB ASC Topic 825, the Company recorded an increase to opening accumulated other comprehensive loss and a decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

6. NET REALIZED INVESTMENT (LOSSES) GAINS

Net realized investment (losses) gains on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities	$ 2,912	$ 2,162	$ (4,107)
Equity securities	-	-	395
Mortgage and other loans	(43,148)	538	780
Real estate	-	431	-
Other invested assets	1,289	175	(32)
Sales of previously impaired assets	2,272	495	10,008

Net realized investment (losses) gains from continuing operations	$ (36,675)	$ 3,801	$ 7,044
Net realized investment gains from discontinued operations	$ -	$ 178	$ -

7. NET INVESTMENT INCOME (LOSS)

Net investment income (loss) by asset class consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities – Interest and other income	$ 822,599	$ 859,252	$ 989,619
Fixed maturity securities – Change in fair value and net realized gains (losses) on trading securities	1,736,975	(2,958,739)	(85,721)
Mortgages and other loans	121,531	134,279	153,224
Real estate	7,735	8,575	9,347
Policy loans	44,862	44,601	43,708
Income ceded under funds withheld reinsurance agreements	(139,168)	(63,513)	(78,246)
Other	3,948	23,841	44,450
Gross investment income (loss)	2,598,482	(1,951,704)	1,076,381
Less: Investment expenses	16,175	18,664	15,896
Net investment income (loss) from continuing operations	2,582,307	$ (1,970,368)	$ 1,060,485
Net investment loss from discontinued operations	$ (24,956)	$ (180,533)	$ (38,107)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.  The ceded investment income relates to the funds withheld reinsurance agreement between the Company and certain affiliates and is further described in Note 9, in the section pertaining to the Individual Protection Segment.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC Topic 825 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2009		2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,804,208	$ 1,804,208	$ 1,024,668	$ 1,024,668
Fixed maturity securities	12,306,038	12,306,038	12,436,166	12,436,166
Short-term investments (Note 1)	1,267,311	1,267,311	599,481	599,481
Mortgage loans	1,911,961	1,937,199	2,083,003	2,083,089
Derivative instruments –receivables	259,227	259,277	727,103	727,103
Policy loans	722,590	837,029	729,407	768,658
Other invested assets	20,448	20,448	179,945	179,945
Separate accounts	23,326,323	23,326,323	20,531,724	20,531,724

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,104,892	13,745,774	14,292,665	13,256,964
Derivative instruments – payables	572,910	572,910	1,494,341	1,494,341
Long-term debt to affiliates	883,000	883,000	1,998,000	1,998,000
Other liabilities	60,037	60,037	87,534	87,534
Separate accounts	23,326,323	23,326,323	20,531,724	20,531,724

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash, cash equivalents and short-term investments: The carrying value for cash, cash equivalents and short-term investments approximates fair values due to the short-term nature and liquidity of the balances.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturity securities: The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMO, RMBS, CMBS and ABS, are priced using a fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company’s CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMO and ABS are priced using models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS, CMBS and CMO.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company also uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. The counterparty or the Company’s credit spreads from bond yields are used where no observable credit default swap spreads are available.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also takes into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets:  This financial instrument primarily consists of equity securities for which the fair value is based on quoted market prices. Other invested assets primarily included certain cash instruments and fixed maturity securities, which were purchased using cash collateral related to a securities lending program in which the Company participated prior to December 31, 2009.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending program is as explained in the fair value of fixed maturity securities above.  At December 31, 2008, the Company recorded the collateral investment at fair value in the consolidated balance sheets in other invested assets.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2009	2008	2007

Premiums and annuity considerations:
Direct	$86,671	$67,938	$62,645
Assumed	52,856	58,961	50,986
Ceded	(5,281)	(4,166)	(3,015)
Net premiums and annuity considerations from continuing operations	$134,246	$122,733	$110,616
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Fee and other income:
Direct	$581,868	$608,066	$598,277
Assumed	-	-	-
Ceded	(196,032)	(158,075)	(123,723)
Net fee and other income from continuing operations	$385,836	$449,991	$474,554
Net fee and other income related to discontinued operations	$(49,947)	$114,762	$5,350

Interest credited:
Direct	$472,275	$601,435	$693,665
Assumed	7,801	8,484	9,580
Ceded	(94,308)	(78,643)	(77,917)
Net interest credited from continuing operations	$385,768	$531,276	$625,328
Net interest credited related to discontinued operations	$34,216	$30,350	$4,495

Policyowner benefits:
Direct	$265,021	$482,737	$260,008
Assumed	38,313	42,662	27,985
Ceded	(192,895)	(134,306)	(60,953)
Net policyowner benefits from continuing operations	$110,439	$391,093	$227,040
Net policyowner benefits related to discontinued operations	$13,267	$52,424	$2,445

Other operating expenses:
Direct	$282,502	$268,253	$274,669
Assumed	6,129	5,386	4,583
Ceded	(40,475)	(11,820)	(2,483)
Net other operating expenses from continuing operations	$248,156	$261,819	$276,769
Net other operating expenses related to discontinued operations	$10,436	$27,527	$7,046

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company’s business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively.  This entire block of business is reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivables	$1,540,697	$1,560,946
Other assets	-	38,998

Liabilities Contractholder deposit funds and other policy liabilities	1,493,145	1,428,331
Future contract and policy benefits	2,104	-
Reinsurance payable	1,603,711	1,509,989

The funds withheld assets of $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $10.6 million and $130.6 million at December 31, 2009 and 2008, respectively.  The significant decline in the fair value of the funds withheld assets during the year ended December 31, 2008 increased the fair value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheets.  The recovery in the fair value of funds withheld assets during the year ended December 31, 2009 decreased the fair value of the embedded derivative.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(120.0) million and $130.6 million for the years ended December 31, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $126.6 million, $60.3 million and $78.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.  The Company also reduced interest credited by $73.9 million, $74.8 million and $74.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.  In addition, the Company increased net investment income, relating to an experience rate refund under the reinsurance agreement with SLOC, by $5.2 million, $5.3 million and $8.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection Segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

December 31,
2009
Assets Reinsurance receivable	$422,486

Liabilities Contractholder deposit funds and other policy liabilities	466,899
Reinsurance payable	430,528

At December 31, 2009, reinsurance payable includes a funds withheld liability and a deferred gain of $307.8 million and $118.9 million, respectively.  The funds withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $26.3 million at December 31, 2009 and resulted in a decrease of derivative income by $26.3 million for the year ended December 31, 2009.  The reinsurance agreement decreased revenues by approximately $43.8 million and decreased expenses by $38.4 million for the year ended December 31, 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

As a result of the Company’s disposition of Sun Life Vermont at December 31, 2009, as described in Notes 1 and 2, Sun Life Vermont’s balance sheet is no longer included in the Company’s consolidated balance sheet as of December 31, 2009.  At its inception in November 2007, Sun Life Vermont entered into a reinsurance agreement with SLOC.  Pursuant to this reinsurance agreement, Sun Life Vermont has funded AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont reinsures, on a coinsurance basis, a 100% quota share of SLOC’s risk on the UL policies covered under the reinsurance agreement.  Sun Life Vermont’s obligations are secured in part through a reinsurance trust and in part on a funds-withheld basis.  Pursuant to this agreement, Sun Life Vermont held the following assets and liabilities which were consolidated by the Company at December 31, 2008.

2008
Assets Deferred policy acquisition costs	$73,958
Reinsurance receivable	1,125,408

Liabilities Contractholder deposit funds and other policy liabilities	813,387
Future contract and policy benefits	73,058
Other liabilities	21,529

The funds withheld assets are comprised of bonds, mortgage loans, derivatives, and cash and cash equivalents that are held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to Sun Life Vermont.  Prior to December 31, 2009, the funds withheld assets were reported as reinsurance receivable in the Company’s consolidated balance sheets.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million at December 31, 2008.

The reinsurance agreement (decreased) increased revenues by $(142.8) million, $321.2 million and $29.7 million for the years ended December 31, 2009, 2008 and 2007, respectively, and increased expenses by $23.9 million, $134.0 million and $14.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.  Revenues and expenses related to this reinsurance agreement are included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivables	$103,802	$77,628
Other assets	-	2,676

Liabilities Contractholder deposit funds and other policy liabilities	84,606	63,210
Future contract and policy benefits	10,518	3,162
Reinsurance payable	182,000	140,832
Other liabilities	-	1,057

Reinsurance payable includes a funds withheld liability of $128.4 million and $89.4 million at December 31, 2009 and 2008, respectively; and a deferred gain of $50.3 million and $51.4 million at December 31, 2009 and 2008, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $0.7 million and $12.0 million at December 31, 2009 and 2008, respectively, and (decreased) increased derivative income by $(11.3) million and $12.0 million for the years ended December 31, 2009 and 2008, respectively.

In addition, the activities related to the reinsurance agreement have decreased revenues by $29.0 million and $9.7 million, and decreased expenses by $20.9 million and $11.5 million for the years ended December 31, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $173.9 million and $145.4 million and, also reduced expenses by approximately $168.5 million and $128.3 million for the years ended December 31, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2009 and 2008, SLNY held policyholder liabilities of $30.3 million and $32.8 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $52.9 million, $59.0 million and $51.0 million for the years ended December 31, 2009, 2008 and 2007, respectively, and increased expenses by $44.3 million, $48.6 million and $34.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive loss related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans and under the administrative services agreement with Sun Life Services the annual cost of these benefits will be charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229
Effect of eliminating early measurement date	-	1,982	-	705
Service cost	2,597	3,520	1,754	1,616
Interest cost	17,434	16,617	3,218	3,332
Actuarial loss (gain)	17,861	(3,424)	2,344	(6,729)
Benefits paid	(11,066)	(10,550)	(2,095)	(2,266)
Plan amendments	-	-	(803)	-
Federal subsidy	-	-	121	225
Transfer to Sun Life Services	(297,728)	-	(53,651)	-
Projected benefit obligation at end of year	$ -	$ 270,902	$ -	$ 49,112

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 195,511	$ 291,824	$ -	$ -
Effect of eliminating early measurement date	-	1,981	-	-
Employer contributions	6,500	-	2,095	2,266
Other	1,547	350	-	-
Actual return on plan assets	49,375	(88,094)	-	-
Benefits paid	(11,066)	(10,550)	(2,095)	(2,266)
Transfer to Sun Life Services	(241,867)	-	-	-
Fair value of plan assets at end of year	$ -	$ 195,511	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Information on the funded status of the plan:
Funded status	$ -	$ (75,391)	$ -	$ (49,112)
Accrued benefit cost	$ -	$ (75,391)	$ -	$ (49,112)

The Company’s accumulated benefit obligation for the Pension Plans at December 31, 2008 was $263.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$ 270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$ -	$ -
Other liabilities	(75,391)	(49,112)
	$ (75,391)	$ (49,112)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$ 86,528	$ 5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	-
	$ 87,048	$ 1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Components of net periodic cost (benefit):
Service cost	$ 2,597	$ 3,520	$ 4,108	$ 1,754	$ 1,616	$ 1,234
Interest cost	17,434	16,617	15,754	3,218	3,332	2,915
Expected return on plan assets	(15,111)	(22,972)	(21,874)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	337	(529)	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	(107)	382	916	912
Net periodic cost (benefit)	$ 5,946	$ (5,383)	$ (3,875)	$ 4,825	$ 5,335	$ 4,532

The Company’s share of net periodic cost (benefit)	$ 5,946	$ (5,383)	$ (3,875)	$ 3,926	$ 4,638	$ 3,910

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Net actuarial (gain) loss arising during the year	$ (16,402)	$ 107,641	$ (20,287)	$ 2,344	$ (6,729)	$ 279
Net actuarial (loss) gain recognized during the year	(2,782)	792	107	(382)	(916)	(912)
Prior service cost arising during the year	-	-	1,302	(803)	-	-
Prior service cost recognized during the year	(337)	(337)	(337)	529	529	529
Transition asset recognized during the year	2,093	2,093	2,093	-	-	-
Transition asset arising during the year	-	-	-	-	-	-
Total recognized in AOCI	(17,428)	110,189	(17,122)	1,688	(7,116)	(104)
Tax effect	6,100	(38,566)	5,993	(591)	2,491	36
Total recognized in AOCI, net of tax	$ (11,328)	$ 71,623	$ (11,129)	$ 1,097	$ (4,625)	$ (68)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$ (7,463)	$ 68,124	$ (13,648)	$ 3,648	$ (1,610)	$ 2,474

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$ (67,343)	$ (7,525)	$ (74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$ (45,253)	$ (2,185)	$ (47,438)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.10%	6.5%	6.35%	6.10%	6.5%	6.35%
Rate of compensation increase	3.75%	3.75%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Expected long term return on plan assets	7.75%	8.0%	8.25%	n/a	n/a	n/a
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire. Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, Sun Life Services also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million, $18.1 million and $16.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit):
Current	$40,092	$(117,496)	$43,695
Deferred	295,557	(698,447)	(72,390)

Total income tax expense (benefit) related to continuing operations	$335,649	$(815,943)	$(28,695)
Total income tax expense (benefit) related to discontinued operations	$40,690	$(43,040)	$4,837

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2009	2008	2007

Expected federal income tax expense (benefit)	$424,261	$(1,029,506)	$(4,430)
Low income housing tax credits	(3,880)	(4,016)	(5,490)
Separate account dividends received deduction	(16,232)	(18,144)	(11,988)
Prior year adjustments/settlements	1,320	(7,279)	932
Valuation allowance-capital losses	(69,670)	69,670	-
Goodwill impairment	-	176,886	-
Adjustments to tax contingency reserves	1,605	(932)	(6,375)
Other items	(1,949)	(2,628)	(1,775)

Federal income tax expense (benefit)	335,455	(815,949)	(29,126)
State income tax expense	194	6	431

Total income tax expense (benefit) related to continuing operations	$335,649	$(815,943)	$(28,695)
Total income tax expense (benefit) related to discontinued operations	$40,690	$(43,040)	$4,837

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2009	2008
Deferred tax assets:
Actuarial liabilities	$ 369,555	$ 194,253
Tax loss carryforwards	240,035	98,958
Investments, net	354,208	1,331,665
Other	131,501	80,233
Gross deferred tax assets	1,095,299	1,705,109
Valuation allowance	-	(79,963)
Total deferred tax assets	1,095,299	1,625,146

Deferred tax liabilities:
Deferred policy acquisition costs	(545,535)	(768,301)
Total deferred tax liabilities	(545,535)	(768,301)

Net deferred tax asset	$ 549,764	$ 856,845

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

The Company’s net deferred tax asset of $549.8 million at December 31, 2009 is comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax assets are primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2009.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

In the year ended December 31, 2008, the Company established a $79.9 million valuation allowance for deferred tax assets that do not meet the more likely than not realization criteria.  The valuation allowance related to certain deferred tax assets that arose from investment impairment losses. The Company released the cumulative recorded valuation allowance of $79.9 million during the year ended December 31, 2009, because the Company believes that it is more likely than not that the deferred tax assets related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized investment losses, the Company believes that it is more likely than not that the related deferred tax assets will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.  Upon adoption of ASC Topic 740, the Company recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTB’s”) and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.

The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $42.0 million, $50.7 million and $63.0 million at December 31, 2009, 2008 and 2007, respectively.  Of the $42.0 million, $7.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, the Company reclassified $67.8 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2009.

The net (decrease) increase in the tax liability for UTBs of $(8.7) million, $(12.4) million and $8.9 million in the years ended December 31, 2009, 2008 and 2007, respectively, resulted from the following:

	2009	2008	2007
Balance at January 1	$50,679	$ 63,043	$ 54,086
Gross increases related to tax positions in prior years	7,950	111,473	20,717
Gross decreases related to tax positions in prior years	(16,640)	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-	-
Settlements	-	(33,065)	-
Close of tax examinations/statutes of limitations	-	-	-

Balance at December 31	$41,989	$ 50,679	$ 63,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2009, 2008 and 2007, the Company recognized ($9.0) million, $3.4 million and $2.0 million, respectively, in gross interest (income) expense related to UTBs.  The Company had approximately $4.8 million and $13.8 million of interest accrued at December 31, 2009 and 2008, respectively.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to The Appeals Division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and have no material impact on the financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest, which was assigned to Appeals in 2009.  Appeals has not yet taken any action on the case. The Company is currently under audit for the 2005 and 2006 tax years. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the year ended December 31, 2009 as the Company did for the years ended December 31, 2008 and 2007. The Company’s subsidiaries were included as part of the consolidation for the year ended December 31, 2008.  For the year ended December 31, 2007, SLNY filed a stand-alone federal income tax return.

Effective December 31, 2009 the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont, to the Parent.  Sun Life Vermont will continue to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made income tax payments of $21.1 million in 2009 and received income tax refunds of $113.2 million and $16.3 million in 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

12. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2009	2008	2007

Balance at January 1	$71,316	$74,878	$36,689
Less: reinsurance recoverable	(5,347)	(5,921)	(5,906)
Net balance at January 1	65,969	68,957	30,783
Incurred related to:
Current year	86,905	79,725	96,377
Prior years	(5,817)	(6,557)	(1,805)
Total incurred	81,088	73,168	94,572
Paid losses related to:
Current year	(58,598)	(53,615)	(47,531)
Prior years	(21,216)	(22,541)	(8,867)
Total paid	(79,814)	(76,156)	(56,398)

Balance at December 31	72,953	71,316	74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at December 31	$67,243	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $5.8 million, $6.6 million and $1.8 million in 2009, 2008 and 2007, respectively.  The decreases in liabilities during 2009 and 2008 were driven by better than expected loss experience in both group life and group disability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,947,362	$ 2,459,360	66.2
Minimum Income	$ 194,780	$ 84,591	61.5
Minimum Accumulation or Withdrawal	$ 8,866,525	$ 212,371	63.0
The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$39,673	$4,817	$44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$201,648	$18,773	$220,421

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $250.5 million and $694.2 million at December 31, 2009 and 2008, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The following roll-forward summarizes the change in DAC for the years ended December 31:

	2009	2008
Balance at January 1	$2,862,401	$1,603,397
Acquisition costs deferred related to continuing operations	398,880	282,409
Amortized to expense of continuing operations during the year	(1,013,681)	917,621
Adjustments related to discontinued operations	(73,958)	58,974
Balance at December 31	$2,173,642	$2,862,401

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  In addition, the Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2009.  The Company wrote down DAC by $326.9 million as a result of loss recognition related to certain annuity products for the year ended December 31, 2009.  The charge for loss recognition is included in DAC amortization expense and allocated to the Wealth Management Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2009	2008
Balance at January 1	$179,825	$51,806
Amortized to expense during the year	(10,980)	128,019
Balance at December 31	$168,845	$179,825

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company has decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009. The impairment change is included in amortization expense and allocated in the Group Protection Segment.

See Note 1 for information regarding the amortization methodologies related to VOBA and VOCRA.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and expenses
				-
Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156

Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009, related to the Company’s trading securities.

(2)	SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	-	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	-	-	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	3,439	340	22	-	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	-	(41,864)
Fee and other income	436,075	9,681	4,235	-	449,991

Total revenues	(2,005,611)	(39,205)	3,651	-	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	-	531,276
Interest expense	60,887	(602)	-	-	60,285
Policyowner benefits	306,404	80,789	3,900	-	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	-	-	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	2,440	-	261,819

Total benefits and expenses	760,343	125,611	14,329	-	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	-	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	-	(815,943)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	-	-	(109,336)	-	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)

(1)
SLUS’ and SLNY’s net investment (loss) income includes a decrease in market value of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	24,991	-	1,060,485
Net derivative loss	(185,682)	(3,967)	(1)	-	(189,650)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	5,722	1,336	(14)	-	7,044
Other-than-temporary impairment losses	(63,269)	(4,823)	-	-	(68,092)
Fee and other income	445,248	26,648	2,658	-	474,554
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	53,212	-	1,420,535

Benefits and Expenses

Interest credited	571,309	51,390	2,629	-	625,328
Interest expense	75,052	74	17,764	-	92,890
Policyowner benefits	155,903	69,309	1,828	-	227,040
Amortization DAC, VOBA and VOCRA	165,666	19,921	-	-	185,587
Other operating expenses	238,810	37,061	898	-	276,769
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	48,697	-	1,433,192

(Loss) income before income tax (benefit) expense	(48,206)	31,034	4,515	-	(12,657)

Income tax (benefit) expense	(40,222)	10,231	1,296	-	(28,695)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income from continuing operations	25,022	20,803	5,030	(34,817)	16,038

Income from discontinued operations, net of tax	-	-	8,984	-	8,984

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)	SLUS’ net investment income includes a decrease in market value of $89.2 million for the year ended December 31, 2007 related to the Company’s trading securities.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$-	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	-	-	11,130,522
Short-term investments	1,208,320	58,991	-	-	1,267,311
Investment in subsidiaries	518,560	-	-	(518,560)	-
Mortgage loans	1,736,358	161,498	14,105	-	1,911,961
Derivative instruments – receivable	259,227	-	-	-	259,227
Limited partnerships	51,656	-	-	-	51,656
Real estate	158,170	-	44,107	-	202,277
Policy loans	700,974	270	21,346	-	722,590
Other invested assets	46,410	542	469	-	47,421
Cash and cash equivalents	1,616,991	175,322	11,895	-	1,804,208
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	-	230,591
Deferred policy acquisition costs	1,989,676	183,966	-	-	2,173,642
Value of business and customer renewals acquired	163,079	5,766	-	-	168,845
Net deferred tax asset	539,323	5,830	4,611	-	549,764
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	11,969	642	-	-	12,611
Reinsurance receivable	2,232,651	117,460	96	-	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	-	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$-	$16,709,589
Future contract and policy benefits	716,176	99,255	207	-	815,638
Payable for investments purchased	87,554	577	-	-	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	-	-	-	883,000
Reinsurance payable	2,040,864	190,863	37	-	2,231,764
Derivative instruments – payable	572,910	-	-	-	572,910
Other liabilities	205,855	48,608	25,761	-	280,224
Separate account liabilities	22,293,989	989,939	42,395	-	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturity securities, at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Short-term investments	468,818	115,969	14,694	-	599,481
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	733,518	261,989	29,161	-	1,024,668
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Goodwill impairment	-	-	-	-	-
Investment in subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of period	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of period	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	-	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	-	-	(1,045,640)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	1	-	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	-	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	-	-	2,603,748
Net realized losses on trading investments	324,369	30,622	-	-	354,991
Undistributed income on private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	-	531,276
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	-	(698,437)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	-	-	(282,409)
Accrued investment income	18,562	19	(502)	-	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	-	216,282
Future contract and policy benefits	140,571	898	189	-	141,658
Other, net	29,356	122,486	(2,452)	-	149,390
Adjustment related to discontinued operations	-	-	4,315	-	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	-	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	-	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$-	$(559,469)
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	-	(145,033)

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$733,518	$261,989	$29,161	$-	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	411	-	40,854
Amortization of DAC, VOBA and VOCRA	165,666	19,921	-	-	185,587
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	-	-	128,260
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Net decrease in fair value of trading investments	89,159	-	-	-	89,159
Net realized gains on trading investments	(3,438)	-	-	-	(3,438)
Undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	2,629	-	625,328
Deferred federal income taxes	(114,110)	290	128	-	(113,692)
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	2	-	(361,114)
Accrued investment income	(2,591)	(120)	8,524	-	5,813
Net reinsurance receivable/payable	127,619	59	553,749	-	681,427
Future contract and policy benefits	3,184	39,436	238	-	42,858
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	2,785	-	(114,640)
Adjustment related to discontinued operations	-	-	(501,909)	-	(501,909)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturity securities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturity securities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturity securities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total expenditures	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income taxes	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	-	104,971	-	-	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account assets	16,396,394	6,929,928	-	-	23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total expenditures	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	-	(109,336)	-	-	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	-	-	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,087,817	$144,332	$97,657	$90,729	$1,420,535
Total expenditures	1,139,538	121,960	93,950	77,744	1,433,192
(Loss) income from continuing operations before income tax (benefit) expense	(51,721)	22,372	3,707	12,985	(12,657)

(Loss) income from continuing operations	(19,734)	14,681	2,409	18,682	16,038

Income from discontinued operations, net of tax	-	8,984	-	-	8,984

Net (loss) income	$(19,734)	$23,665	$2,409	$18,682	$25,022

Separate account asset	17,529,855	7,466,748	-	-	24,996,603
General account assets	22,325,922	3,300,369	121,096	1,062,777	26,810,164
Total assets	$39,855,777	$10,767,117	$121,096	$1,062,777	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2009 and 2007, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2009	2008	2007

Statutory capital and surplus	$ 2,037,661	$ 1,949,215	$ 1,790,457
Statutory net loss	$ (23,879)	$ (1,431,516)	$ (913,114)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $357.2 million in 2010 without prior approval from the Delaware Commissioner of Insurance.

In 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However, the Company distributed its subsidiary, Sun Life Vermont, in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $23.0 million in 2010 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2009, 2008 or 2007.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $3.6 million in 2010 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2009, 2008 or 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive income (loss) as of December 31, were as follows:

	2009	2008	2007
Unrealized gains (losses) on available-for-sale securities	$67,970	$(111,099)	$(317,402)
Changes in reserves due to unrealized losses on available-for-sale securities	-	-	(26,702)
Unrealized (losses) gains on pension and other postretirement plan adjustments	-	(88,721)	14,894
Changes in DAC due to unrealized losses on available-for-sale securities	-	-	189,687
Changes due to non-credit OTTI losses on available-for-sale securities	(13,748)	-	-
Tax effect and other	(18,978)	69,936	47,120

Accumulated other comprehensive income (loss)	$35,244	$(129,884)	$(92,403)

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2009 and 2008, the financial statements reflect benefits of $15.5 million and $24.5 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2009, minimum future lease payments under such leases were as follows:

2010	$330
2011	54
2012	-
Total	$384

Total rental expense for the years ended December 31, 2009, 2008 and 2007 was $6.9 million, $8.2 million and $9.4 million, respectively.

22. SUBSEQUENT EVENTS

On February 25, 2010, the Company received a $400 million capital contribution from the Parent.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(3) Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4) Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

D.
(1)  Flexible Premium Combination Fixed and Variable Life Insurance Policy.  (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(2)  Supplemental Insurance Rider (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(3)  Loan Lapse Protection Rider (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(4)  No Lapse Protection Rider (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on September 17, 2008.)

(5)  Surrender Charge Modification Rider(Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(6)  Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(7)  Travel Assistance Endorsement(Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(8)  Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

 (9)  Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(10)  Waiver of Monthly Deductions Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

E.
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy. (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8d, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8e, File No. 333-83516, filed with the Securities and Exchange Commission on April 29, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8g, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8k, File No. 333-82957, filed with the Securities and Exchange Commission on April 23, 2004.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(7)      Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.) and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8a, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8o, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9)      Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(10)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11)
Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No. 333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(12)    Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(13)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H16, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(14)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H17, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(15)    Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H15, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(16)
   Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

I.
Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 10, 2007.)

J. (1)	Powers of Attorney.

(2)
Resolution of the Board of Directors of the Depositor dated March 26, 2008, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on February 27, 2009.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Jon A. Boscia Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director and Chairman
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Annuities
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President, SLF U.S.
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 27, 2010.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Terrence J. Mullen	President and Director
Scott M. Davis	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Michelle D’Albero	Counsel
Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 28th day of April, 2010.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: ___/s/ Westley V. Thompson*______________
Westley V. Thompson
President, SLF U.S.

Attest:	__/s/ Susan J. Lazzo_________________
Susan J. Lazzo
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Director and President, SLF U.S.	April 28, 2010
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Director and Senior Vice President and Chief Financial	April 28, 2010
Ronald H. Friesen	Officer and Treasurer
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 28, 2010
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Susan J. Lazzo	Attorney-in-Fact for:	April 28, 2010
Susan J. Lazzo
Stephen L. Deschenes, Director
Terrence J. Mullen, Director
Scott M. Davis, Director
Jon A. Boscia, Director

*Susan J. Lazzo has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009.  Powers of attorney are enclosed herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)